EXHIBIT 99.1
                                 ------------

                                                                EXECUTION COPY

                           ========================

                                 CWALT, INC.,

                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.,

                                    Seller

                               PARK GRANADA LLC,

                                    Seller

                               PARK MONACO INC.,

                                    Seller

                               PARK SIENNA LLC,

                                    Seller

                     COUNTRYWIDE HOME LOANS SERVICING LP,

                                Master Servicer

                     FEDERAL NATIONAL MORTGAGE ASSOCIATION
      Guarantor (with respect to the Class A-1, Class A-2, Class A-3 and
                           Class A-4 Certificates)

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

                      -----------------------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 2005

                      -----------------------------------


                       ALTERNATIVE LOAN TRUST 2005-18CB

             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-18CB



                           ========================


                                              TABLE OF CONTENTS
                                              -----------------


                                                                                                       Page
                                                                                                       ----

                                                  ARTICLE I
                                                 DEFINITIONS


                                                 ARTICLE II
                        CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01.    Conveyance of Mortgage Loans..........................................................II-1
SECTION 2.02.    Acceptance by Trustee of the Mortgage Loans...........................................II-4
SECTION 2.03.    Representations, Warranties and Covenants of the Sellers and Master Servicer..........II-6
SECTION 2.04.    Representations and Warranties of the Depositor as to the Mortgage Loans..............II-8
SECTION 2.05.    Delivery of Opinion of Counsel in Connection with Substitutions.......................II-9
SECTION 2.06.    Execution and Delivery of Certificates................................................II-9
SECTION 2.07.    REMIC Matters.........................................................................II-9
SECTION 2.08.    Covenants of the Master Servicer.....................................................II-10
SECTION 2.09.    Rights of the Guarantor..............................................................II-10

                                                 ARTICLE III
                               ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.    Master Servicer to Service Mortgage Loans............................................III-1
SECTION 3.02.    Subservicing; Enforcement of the Obligations of Subservicers.........................III-2
SECTION 3.03.    Rights of the Depositor, the Guarantor and the Trustee in Respect of the Master
                 Servicer.............................................................................III-4
SECTION 3.04.    Trustee to Act as Master Servicer....................................................III-5
SECTION 3.05.    Collection of Mortgage Loan Payments; Certificate Account; Distribution Account......III-5
SECTION 3.06.    Collection of Taxes, Assessments and Similar Items; Escrow Accounts..................III-9
SECTION 3.07.    Access to Certain Documentation and Information Regarding the Mortgage Loans.........III-9
SECTION 3.08.    Permitted Withdrawals from the Certificate Account and the Distribution Account.....III-10
SECTION 3.09.    Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies..........III-12
SECTION 3.10.    Enforcement of Due-on-Sale Clauses; Assumption Agreements...........................III-13
SECTION 3.11.    Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.....III-14
SECTION 3.12.    Trustee to Cooperate; Release of Mortgage Files.....................................III-17
SECTION 3.13.    Documents, Records and Funds in Possession of Master Servicer to be Held for the
                 Trustee.............................................................................III-18
SECTION 3.14.    Servicing Compensation..............................................................III-18
SECTION 3.15.    Access to Certain Documentation.....................................................III-19
SECTION 3.16.    Annual Statement as to Compliance...................................................III-19
SECTION 3.17.    Annual Independent Public Accountants' Servicing Statement; Financial Statements....III-20


                                                    -i-


                                              TABLE OF CONTENTS
                                              -----------------
                                                 (Continued)


                                                                                                       Page
                                                                                                       ----

SECTION 3.18.    Errors and Omissions Insurance; Fidelity Bonds......................................III-20
SECTION 3.19.    Reports to the Guarantor; Certificate Account Statements............................III-20

                                                 ARTICLE IV
                              DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

SECTION 4.01.    Advances..............................................................................IV-1
SECTION 4.02.    Priorities of Distribution............................................................IV-2
SECTION 4.03.    [Reserved]............................................................................IV-6
SECTION 4.04.    Allocation of Realized Losses.........................................................IV-6
SECTION 4.05.    Fannie Mae Guaranty...................................................................IV-7
SECTION 4.06.    Monthly Statements to Certificateholders..............................................IV-7
SECTION 4.07.    Determination of Pass-Through Rates for COFI Certificates.............................IV-9
SECTION 4.08.    Determination of Pass-Through Rates for LIBOR Certificates...........................IV-10

                                                  ARTICLE V
                                              THE CERTIFICATES

SECTION 5.01.    The Certificates.......................................................................V-1
SECTION 5.02.    Certificate Register; Registration of Transfer and Exchange of Certificates............V-1
SECTION 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates......................................V-5
SECTION 5.04.    Persons Deemed Owners..................................................................V-6
SECTION 5.05.    Access to List of Certificateholders' Names and Addresses..............................V-6
SECTION 5.06.    Maintenance of Office or Agency........................................................V-6

                                                 ARTICLE VI
                                    THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01.    Respective Liabilities of the Depositor and the Master Servicer.......................VI-1
SECTION 6.02.    Merger or Consolidation of the Depositor or the Master Servicer.......................VI-1
SECTION 6.03.    Limitation on Liability of the Depositor, the Sellers, the Master Servicer, the
                 Guarantor and Others..................................................................VI-1
SECTION 6.04.    Limitation on Resignation of Master Servicer..........................................VI-2

                                                 ARTICLE VII
                                                   DEFAULT

SECTION 7.01.    Events of Default....................................................................VII-1
SECTION 7.02.    Trustee to Act; Appointment of Successor.............................................VII-2
SECTION 7.03.    Notification to Certificateholders...................................................VII-3

                                                ARTICLE VIII
                                           CONCERNING THE TRUSTEE

SECTION 8.01.    Duties of Trustee...................................................................VIII-1
SECTION 8.02.    Certain Matters Affecting the Trustee...............................................VIII-2


                                                    -ii-


                                              TABLE OF CONTENTS
                                              -----------------
                                                 (Continued)


                                                                                                       Page
                                                                                                       ----

SECTION 8.03.    Trustee Not Liable for Certificates or Mortgage Loans...............................VIII-3
SECTION 8.04.    Trustee May Own Certificates........................................................VIII-3
SECTION 8.05.    Trustee's Fees and Expenses.........................................................VIII-3
SECTION 8.06.    Eligibility Requirements for Trustee................................................VIII-3
SECTION 8.07.    Resignation and Removal of Trustee..................................................VIII-4
SECTION 8.08.    Successor Trustee...................................................................VIII-5
SECTION 8.09.    Merger or Consolidation of Trustee..................................................VIII-5
SECTION 8.10.    Appointment of Co-Trustee or Separate Trustee.......................................VIII-5
SECTION 8.11.    Tax Matters.........................................................................VIII-6
SECTION 8.12.    [Access to Records of the Trustee...................................................VIII-8
SECTION 8.13.    Suits for Enforcement...............................................................VIII-9

                                                 ARTICLE IX
                                                 TERMINATION

SECTION 9.01.    Termination upon Liquidation or Purchase of all Mortgage Loans........................IX-1
SECTION 9.02.    Final Distribution on the Certificates................................................IX-1
SECTION 9.03.    Additional Termination Requirements...................................................IX-2

                                                  ARTICLE X
                                          MISCELLANEOUS PROVISIONS

SECTION 10.01.   Amendment..............................................................................X-1
SECTION 10.02.   Recordation of Agreement; Counterparts.................................................X-2
SECTION 10.03.   Governing Law..........................................................................X-2
SECTION 10.04.   Intention of Parties...................................................................X-3
SECTION 10.05.   Notices................................................................................X-3
SECTION 10.06.   Severability of Provisions.............................................................X-4
SECTION 10.07.   Assignment.............................................................................X-4
SECTION 10.08.   Limitation on Rights of Certificateholders.............................................X-5
SECTION 10.09.   Inspection and Audit Rights............................................................X-5
SECTION 10.10.   Certificates Nonassessable and Fully Paid..............................................X-6
SECTION 10.11.   Protection of Assets...................................................................X-6


                                                   -iii-


                                              TABLE OF CONTENTS
                                              -----------------
                                                 (Continued)


SCHEDULES

Schedule I       Mortgage Loan Schedule...............................................................S-I-1
Schedule II-A    Representations and Warranties of Countrywide.....................................S-II-A-1
Schedule II-B    Representations and Warranties of Park Granada....................................S-II-B-1
Schedule II-C    Representations and Warranties of Park Monaco Inc.................................S-II-C-1
Schedule II-D    Representations and Warranties of Park Sienna LLC.................................S-II-D-1
Schedule III-A   Representations and Warranties of Countrywide
                 as to the Mortgage Loans.........................................................S-III-A-1
Schedule III-B   Representations and Warranties of Countrywide
                 as to the Countrywide Mortgage Loans.............................................S-III-B-1
Schedule III-C   Representations and Warranties of Park Granada
                 as to the Park Granada Mortgage Loans............................................S-III-C-1
Schedule III-D   Representations and Warranties of Park Monaco Inc.
                 as to the Park Monaco Inc. Mortgage Loans........................................S-III-D-1
Schedule III-E   Representations and Warranties of Park Sienna LLC
                 as to the Park Sienna LLC Mortgage Loans.........................................S-III-E-1
Schedule IV      Representations and Warranties of the Master Servicer...............................S-IV-1
Schedule V       Principal Balance Schedules (if applicable)..........................................S-V-1
Schedule VI      Form of Monthly Master Servicer Report..............................................S-VI-I
Schedule VII     Fannie Mae Contract Schedules......................................................S-VII-I

EXHIBITS

Exhibit A:       Form of Senior Certificate (excluding Notional Amount Certificates)....................A-1
Exhibit B:       Form of Subordinated Certificate.......................................................B-1
Exhibit C:       Form of Class A-R Certificate..........................................................C-1
Exhibit D:       Form of Notional Amount Certificate....................................................D-1
Exhibit E:       Form of Reverse of Certificates........................................................E-1
Exhibit F-1:     Form of Initial Certification of Trustee...............................................F-1
Exhibit F-2:     [Reserved].............................................................................F-2
Exhibit G-1:     Form of Delay Delivery Certification of Trustee........................................G-1
Exhibit G-2:     [Reserved].............................................................................G-2
Exhibit H-1:     Form of Final Certification of Trustee.................................................H-1
Exhibit H-2:     [Reserved].............................................................................H-2
Exhibit I:       Form of Transfer Affidavit.............................................................I-1
Exhibit J-1:     Form of Transferor Certificate (Residual)..............................................J-1
Exhibit J-2:     Form of Transferor Certificate (Private)...............................................J-2
Exhibit K:       Form of Investment Letter [Non-Rule 144A]..............................................K-1
Exhibit L:       Form of Rule 144A Letter...............................................................L-1
Exhibit M:       Form of Request for Release (for Trustee)..............................................M-1
Exhibit N:       Form of Request for Release of Documents (Mortgage Loan - Paid in Full,
                 Repurchased and Replaced)..............................................................N-1
Exhibit O:       [Reserved].............................................................................O-1
Exhibit P:       [Reserved].............................................................................P-1
Exhibit Q:       Standard & Poor's LEVELS(R) Version 5.6 Glossary Revised, Appendix E...................Q-1
Exhibit R:       Form of Corridor Contract..............................................................R-1
Exhibit S-1:     Form of Assignment Agreement...........................................................S-1


                                                    -iv-


                                              TABLE OF CONTENTS
                                              -----------------
                                                 (Continued)


Exhibit T:       Form of Trustee Notice with respect to REMIC Provisions................................T-1


          THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 2005, among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), a New York corporation, as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), a Delaware limited liability company, as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), a Delaware limited liability corporation, as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), a Delaware limited liability company, as a seller (a "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the "Master Servicer"), FEDERAL NATIONAL MORTGAGE ASSOCIATION, as Guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:


                             PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will elect that the Trust Fund be treated for federal income tax purposes as two real estate mortgage investment conduits (each a "REMIC," or in the alternative, the "Master REMIC" and the "Subsidiary REMIC," respectively). The Master REMIC will hold as assets the several classes of uncertificated Subsidiary REMIC Interests (other than the Class SR-A-R Interest). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more REMIC regular interests in the Master REMIC. The Class A-R Certificate will represent ownership of the sole class of REMIC residual interest in each of the Subsidiary REMIC and the Master REMIC. The Subsidiary REMIC will hold as assets all the assets of the Trust Fund. The uncertificated Subsidiary REMIC Interests (other than the Class SR-A-R Interest) are designated as REMIC regular interests in the Subsidiary REMIC. The SR-A-R Subsidiary REMIC Interest is designated as the sole Class of REMIC residual interest in the Subsidiary REMIC. The "latest possible maturity date," for federal income tax purposes, of all REMIC regular interests created hereby will be the Latest Possible Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


========================= ======================== ===================== ====================== ======================
                                                       Pass-Through
                               Initial Class               Rate                                  Integral Multiples
   Class Designation        Certificate Balance        (per annum)       Minimum Denomination   in Excess of Minimum
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-1                    $ 413,502,400.00              (1)               $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-2                    $ 100,000,000.00              (2)               $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-3                           (3)                    (4)               $ 25,000.00(5)          $1,000.00(5)
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-4                           (6)                    (7)               $ 25,000.00(5)          $1,000.00(5)
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-5                    $ 67,219,100.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-6                    $ 64,000,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-7                    $ 31,000,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-8                    $ 25,826,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-9                    $  4,100,900.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-10                   $  7,550,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class PO                     $  3,985,017.00               (8)               $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class A-R(9)                 $        100.00              5.50%                  (10)                   (10)
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class M                      $ 13,856,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class B-1                    $  6,741,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class B-2                    $  3,745,000.00              5.50%              $ 25,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class B-3                    $  2,996,000.00              5.50%              $100,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class B-4                    $  2,622,000.00              5.50%              $100,000.00             $1,000.00
------------------------- ------------------------ --------------------- ---------------------- ----------------------
Class B-5                    $  1,873,275.18              5.50%              $100,000.00             $1,000.00
========================= ======================== ===================== ====================== ======================


------------------------------------------
(1) The Class A-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate of LIBOR plus 0.40%, subject to a maximum and minimum Pass-Through Rate of 5.50% and 0.40% per annum, respectively. The Pass-Through Rate for the Class A-1 Certificates during the initial Interest Accrual Period is 3.25% per annum. For income tax purposes, any entitlement of this Certificate to interest in excess of 5.405% shall be treated as described in Section 8.11.

(2) The Class A-2 Certificates will bear interest during each Interest Accrual Period at a per annum rate of LIBOR plus 0.35%, subject to a maximum and minimum Pass-Through Rate of 5.50% and 0.35% per annum, respectively. The Pass-Through Rate for the Class A-2 Certificates during the initial Interest Accrual Period is 3.20% per annum. For income tax purposes, any entitlement of this Certificate to interest in excess of 5.405% shall be treated as described in Section 8.11.

(3) The Class A-3 Certificates will be a Notional Amount Certificate, will have no Class Certificate Balance and will bear interest on its Notional Amount (initially, $513,502,400).

(4) The Class A-3 Certificates will bear interest during each Interest Accrual Period at a per annum rate of 5.005% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 5.005% and 0.00% per annum, respectively. The Pass-Through Rate for the Class A-3 Certificates during the initial Interest Accrual Period is 2.155% per annum.

(5)  Denomination is based on Notional Amount.

(6) The Class A-4 Certificates will be a Notional Amount Certificate, will have no Class Certificate Balance and will bear interest on its Notional Amount (initially, $100,000,000).

(7) The Class A-4 Certificates will bear interest during each Interest Accrual Period at a per annum rate of 5.055% minus LIBOR, subject to a maximum and minimum Pass-Through Rate of 0.050% and 0.00% per annum, respectively. The Pass-Through Rate for the Class A-4 Certificates during the initial Interest Accrual Period is 0.05% per annum.

(8) The Class PO Certificates will be Principal Only Certificates and will not receive any distributions of interest.

(9) The Class A-R Certificates represent the sole Class of residual interest in the REMIC.

(10) The Class A-R Certificate shall be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.

     The following table specifies the class designation, interest rate, and principal amount for each class of Subsidiary REMIC Interests:


------------------------------- -------------------------- ---------------------------- ------------------------------
  Subsidiary REMIC Interest     Initial Principal Balance         Interest Rate          Corresponding Master REMIC
                                                                                                 Certificate
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-1                              $ 413,502,400.00                 5.405%             Class A-1, Class A-3(1)
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-2                                                                                  Class A-2, Class A-3, Class
                                    $ 100,000,000.00                 5.405%             A-4 (1)(2)
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-5                               $ 67,219,100.00                  5.50%             Class A-5
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-6                               $ 64,000,000.00                  5.50%             Class A-6
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-7                               $ 31,000,000.00                  5.50%             Class A-7
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-8                               $ 25,826,000.00                  5.50%             Class A-8
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-9                               $  4,100,900.00                  5.50%             Class A-9
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-10                              $  7,550,000.00                  5.50%             Class A-10
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-PO                                $  3,985,017.00                   (3)              Class PO
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-$100                              $        100.00                  5.50%             Class A-R
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-M                                 $ 13,856,000.00                  5.50%             Class M
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-B-1                               $  6,741,000.00                  5.50%             Class B-1
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-B-2                               $  3,745,000.00                  5.50%             Class B-2
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-B-3                               $  2,996,000.00                  5.50%             Class B-3
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-B-4                               $  2,622,000.00                  5.50%             Class B-4
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-B-5                               $  1,873,275.18                  5.50%             Class B-5
------------------------------- -------------------------- ---------------------------- ------------------------------
SR-A-R                                     (4)                         (4)              N/A
------------------------------- -------------------------- ---------------------------- ------------------------------


-------------
(1) The Class A-3 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the SR-A-1 and SR-A-2 Subsidiary REMIC Interests. Specifically, for each Interest Accrual Period, the Class A-3 Certificates are entitled to interest accruals on the SR-A-1 and SR-A-2 Subsidiary REMIC Interests at a per annum rate equal to 5.005% minus LIBOR but not less than 0.00%.

(2) The Class A-4 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the SR-A-2 Subsidiary REMIC Interests. Specifically, for each Interest Accrual Period, the Class A-4 Certificates are entitled to interest accruals on the SR-A-2 Subsidiary REMIC Interests at a per annum rate equal to 5.055% minus LIBOR, subject to a maximum rate of 0.05%. but not less than 0.00%.

(3) This Subsidiary REMIC Interest is not entitled to any payments of interest.

(4) The SR-A-R Subsidiary REMIC Interest is the sole Class of REMIC residual interest in the Subsidiary REMIC. It makes no payments of interest or principal.

     On each Distribution Date, the Available Funds shall be distributed with respect to the Subsidiary REMIC Interests in the following manner:

     1. Interest is to be distributed with respect to each Subsidiary REMIC Interest at the rate, or according to the formulas, described above; and

     2. Principal is to be distributed with respect to each Subsidiary REMIC Interest in the same manner and in the same amount as principal is distributed with respect to each Subsidiary REMIC Interest's corresponding Master REMIC Certificate or Certificates.

     On each Distribution Date, Realized Losses (and increases in Principal Balances attributable to Subsequent Recoveries) shall be allocated among the Subsidiary REMIC Interests in the same manner that Realized Losses (and balance increases attributable to Subsequent Recoveries) are allocated among each Subsidiary REMIC Interest's corresponding Master REMIC Certificate or Certificates.

     It is not intended that the Class A-R Certificates be entitled to any cash flows pursuant to this Agreement except as provided in Sections 4.02(a)(ii) and (iv)(y)(1) hereunder, (that is, its entitlement to $100 plus interest thereon).

Set forth below are designations of Classes or Components of Certificates and other defined terms to the categories used herein:


Accretion Directed Certificates...........  None.

Accretion Directed Components.............  None.

Accrual Certificates......................  None.

Accrual Components........................  None.

Book-Entry Certificates...................  All Classes of Certificates other than the Physical Certificates.

COFI Certificates.........................  None.

Combined Certificates.....................  None.

Component Certificates....................  None.

Components................................  For purposes of calculating distributions of principal and/or interest, the Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional Amounts, as applicable, and Pass-Through Rates set forth below:

                                                                            Initial
                                                 Designation            Component Balance        Pass-Through Rate
                                                 -----------            -----------------        -----------------
                                                     N/A                       N/A                      N/A

Delay Certificates........................  All interest-bearing Classes of Certificates other than the Non-Delay
                                            Certificates, if any.

ERISA-Restricted Certificates.............  The Residual Certificates and Private Certificates; until an
                                            ERISA-Qualifying Underwriting has occurred with respect to such Class, the Class A-1, Class A-2, Class A-3, Class A-4 and Class PO
                                            Certificates; and any Certificate of a Class that ceases to satisfy the applicable rating requirement under the Underwriter's Exemption.

Floating Rate Certificates................  Class A-1 and Class A-2 Certificates..

Inverse Floating Rate Certificates........  Class A-3 and Class A-4 Certificates.

LIBOR Certificates........................  Floating Rate Certificates and Inverse Floating Rate Certificates.

Non-Delay Certificates....................  None.

Notional Amount Certificates..............  Class A-3 and Class A-4 Certificates.

Notional Amount Components................  None.

Offered Certificates......................  All Classes of Certificates other than the Private Certificates.


                                                         6


Physical Certificates.....................  Private Certificates and the Residual Certificates.

Planned Principal Classes.................  None.

Principal Only Certificates...............  Class PO Certificates.

Private Certificates......................  Class B-3, Class B-4 and Class B-5 Certificates.

Rating Agencies...........................  S&P and Moody's.

Regular Certificates......................  All Classes of Certificates, other than the Residual Certificates.

Residual Certificates.....................  Class A-R Certificates.

Scheduled Principal Classes...............  None.

Senior Certificates.......................  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class
                                            A-7, Class A-8, Class A-9, Class A-10, Class PO and Class A-R
                                            Certificates.

Subordinated Certificates ................  Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                                            Certificates.

Targeted Principal Classes................  None.

Underwriter(s)............................  Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.


          With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I

                                  DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accretion Directed Certificates: As specified in the Preliminary Statement.

          Accretion Direction Rule: Not applicable.

          Accrual Amount: With respect to any Class of Accrual Certificates and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 4.02(a)(ii).

          Accrual Certificates: As specified in the Preliminary Statement.

          Accrual Components: As specified in the Preliminary Statement.

          Accrual Termination Date: Not applicable.

          Adjusted Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Basic Master Servicing Fee Rate.

          Adjusted Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Trustee Fee Rate and the Basic Master Servicing Fee Rate. For purposes of determining whether any Substitute Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage, the applicable Non-PO Percentage, and the Excess Master Servicing Fee, each Substitute Mortgage Loan shall be deemed to have an Adjusted Net Mortgage Rate equal to the Adjusted Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

          Advance: The payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Basic Master Servicing Fee and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date, together with an amount equivalent to interest on each Mortgage Loan as to which the related Mortgaged Property is a REO Property net of any net income from such REO Property, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance, if advanced.

          Aggregate Planned Balance: With respect to any group of Planned Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

          Aggregate Targeted Balance: With respect to any group of Targeted Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

          Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          Allocable Share: As to any Distribution Date and any Mortgage Loan
(i) with respect to the Class PO Certificates, zero and (ii) with respect to each other Class of Certificates the product of (a) the lesser of (I) the ratio that the Required Coupon bears to the Adjusted Net Mortgage Rate of such Mortgage Loan and (II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)).

          Amount Available for Senior Principal: As to any Distribution Date, Available Funds for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the Senior Certificates pursuant to Section 4.02(a)(ii) and payment of the Guaranty Fee to the Guarantor pursuant to Section 4.02(a)(i).

          Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

          Applicable Credit Support Percentage: As defined in Section 4.02(e).

          Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sale price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made-at the time of the origination of such Refinancing Mortgage Loan; and
(iii) with respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was 80% or less and the loan amount of the new mortgage loan is $650,000 or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than 80% or the loan amount of the new loan being originated is greater than $650,000, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

          Assignment Agreement: The Class A-1 Cap Contract Assignment Agreement or the Class A-2 Contract Assignment Agreement, as applicable.

          Available Funds: As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date, including any Subsequent Recoveries, net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(v) inclusive of Section 3.08(b),
(b) the amount of the related Advance and (c) in connection with Defective Mortgage

Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

          Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

          Basic Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Basic Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date, subject to reduction as provided in Section 3.14.

          Basic Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum.

          Blanket Mortgage: The mortgage or mortgages encumbering the Cooperative Property.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the States of California or Texas or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Cap Contract Counterparty: The Class A-1 Cap Contract Counterparty or the Class A-2 Cap Contract Counterparty, as applicable.

          Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.05 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Countrywide Home Loans Servicing LP, in trust for the registered holders of Alternative Loan Trust 2005-18CB, Mortgage Pass-Through Certificates, Series 2005-18CB."

          Certificate Balance: With respect to any Certificate, other than a Notional Amount Certificate, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) plus any increase in the Certificate Balance of such Certificate pursuant to Section 4.02 due to the receipt of Subsequent Recoveries, (B) minus the sum of (i) all distributions of principal previously made with respect thereto, (ii) with respect to the Guaranteed Certificates only, payments under the Fannie Mae Guaranty relating to principal and (iii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.03 and (C) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Certificate Balance of such Class prior to such date.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights hereunder, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor, and/or the Master Servicer, as applicable.

          Certificate Register: The register maintained pursuant to Section
5.02 hereof.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof (other than the second sentence of Section 10.01 hereof) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class: All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

          Class A-1 Cap Confirmation: With respect to the Class A-1 Certificates, the Confirmation (reference #738845B/7338846B) dated March 4, 2005, evidencing a transaction between the Class A-1 Cap Contract Counterparty and Deutsche Bank AG, New York Branch, or its relevant affiliate.

          Class A-1 Cap Contract: With respect to the ClassA-1 Certificates, the transaction evidenced by the related Confirmation (as assigned to the Trustee pursuant to the related Assignment Agreement), a form of which is attached hereto as Exhibit R.

          Class A-1 Cap Contract Counterparty: Barclays Bank PLC and its successors and its successors.

          Class A-1 Cap Contract Assignment Agreement: With respect to the Class A-1 Certificates, the agreement, dated as of the Closing Date among Deutsche Bank AG, New York Branch, the Trustee and the Class A-1 Cap Contract Counterparty, a form of which is attached hereto as Exhibit S.

          Class A-1 Reserve Fund: The separate fund created and initially maintained by the Trustee pursuant to Section 3.05(g) in the name of the Trustee for the benefit of the Holders of the Class A-1 Certificates and designated "The Bank of New York in trust for registered holders of CWALT, Inc., Alternative Loan Trust 2005-18CB, Mortgage Pass-Through Certificates, Series 2005-18CB." Funds in the Class A-1 Reserve Fund shall be held in trust for the Holders of the Class A-1 Certificates for the uses and purposes set forth in this Agreement.

          Class A-1 Supplemental Amount: As to the Class A-1 Certificates and any Distribution Date, an amount equal to the product of (x) the excess, if any, of (a) the lesser of (i) LIBOR + 0.40% and (ii) 9.50% over (b) 5.405%,
(y) the Class Certificate Balance of the Class A-1 Certificates immediately prior to that Distribution Date and (z) one-twelfth.

          Class A-2 Cap Confirmation: With respect to the Class A-2 Certificates, the Confirmation (reference #757420B) dated March 28, 2005, evidencing a transaction between the Class A-2 Cap Contract Counterparty and Deutsche Bank AG, New York Branch, or its relevant affiliate.

          Class A-2 Cap Contract: With respect to the Class A-2 Certificates, the transaction evidenced by the related Confirmation (as assigned to the Trustee pursuant to the related Assignment Agreement), a form of which is attached hereto as Exhibit R.

          Class A-2 Cap Contract Counterparty: Barclays Bank PLC and its successors and its successors.

          Class A-2 Cap Contract Assignment Agreement: With respect to the Class A-2 Certificates, the agreement, dated as of the Closing Date among Deutsche Bank AG, New York Branch, the Trustee and the Class A-2 Cap Contract Counterparty, a form of which is attached hereto as Exhibit S.

          Class A-2 Reserve Fund: The separate fund created and initially maintained by the Trustee pursuant to Section 3.05(h) in the name of the Trustee for the benefit of the Holders of the Class A-2 Certificates and designated "The Bank of New York in trust for registered holders of CWALT, Inc., Alternative Loan Trust 2005-18CB, Mortgage Pass-Through Certificates, Series 2005-18CB." Funds in the Class A-2 Reserve Fund shall be held in trust for the Holders of the Class A-2 Certificates for the uses and purposes set forth in this Agreement.

          Class A-2 Supplemental Amount: As to the Class A-2 Certificates and any Distribution Date, an amount equal to the product of (x) the excess, if any, of (a) the lesser of (i) LIBOR + 0.35% and (ii) 9.50% over (b) 6.405%%,
(y) the Class Certificate Balance of the Class A-2 Certificates immediately prior to that Distribution Date and (z) one-twelfth.

          Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Factor: With respect to the Guaranteed Certificates and any Distribution Date, the percentage equivalent (expressed to at least eight decimal places) of a fraction, the numerator of which is equal to the aggregate Certificate Principal Balance of the Guaranteed Certificates after all distributions that are to be made on such Distribution Date, and the denominator of which is equal to the initial aggregate Certificate Principal Balance of the Guaranteed Certificates.

          Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

          Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class or, with respect to any interest bearing Component, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, Component Balance, Notional Amount or Component Notional Amount, as applicable, immediately prior to such Distribution Date subject to reduction as provided in Section 4.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component.

          Class PO Deferred Amount: As to any Distribution Date, the aggregate of the applicable PO Percentage of each Realized Loss to be allocated to the Class PO Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates.

          Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

          Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

          Closing Date: March 30, 2005.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

          COFI Certificates: As specified in the Preliminary Statement.

          Combined Certificates: As specified in the Preliminary Statement.

          Combined Certificates Payment Rule: Not applicable.

          Compensating Interest: As to any Distribution Date, an amount equal to the product of one-twelfth of 0.125% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month.

          Component: As specified in the Preliminary Statement.

          Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date,
(A) plus any increase in the Component Balance of such Component pursuant to
Section 4.02 due to the receipt of Subsequent Recoveries, (B) minus the sum of all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates.

          Component Certificates: As specified in the Preliminary Statement.

          Component Notional Amount: Not applicable.

          Coop Shares: Shares issued by a Cooperative Corporation.

          Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

          Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

          Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

          Cooperative Unit: A single family dwelling located in a Cooperative Property.

          Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 8W, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, CWALT, Inc. Series 2005-18CB, facsimile no. (212) 815-3986), and which is the address to which notices to and correspondence with the Trustee should be directed.

          Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors and assigns, in its capacity as the seller of the Countrywide Mortgage Loans to the Depositor.

          Countrywide Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Countrywide is the applicable Seller.

          Current Interest: With respect to each Class of Certificates (other than the Class PO Certificates) and each Distribution Date, the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the Certificate Principal Balance or Notional Amount, as applicable, of such Class immediately prior to such Distribution Date.

          Cut-off Date: With respect to any Mortgage Loan, the later of March 1, 2005 and the date of origination of that Mortgage Loan.

          Cut-off Date Pool Principal Balance: $749,016,792.18.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

          Deficiency Amount: With respect to any Distribution Date, the sum of
(i) the Guaranteed Interest Distribution Amount and (ii) the Guaranteed Principal Distribution Amount.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Delay Certificates: As specified in the Preliminary Statement.

          Delay Delivery Certification: As defined in Section 2.02(a) hereof.

          Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to the Trustee on the Closing Date. The number of Delay Delivery Mortgage Loans shall not exceed 50% of the aggregate number of Mortgage Loans as of the Closing Date. To the extent that Countrywide Home Loans Servicing LP shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Home Loans Servicing LP shall hold such files as Master Servicer hereunder, as agent and in trust for the Trustee.

          Deleted Mortgage Loan: As defined in Section 2.03(c) hereof.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: CWALT, Inc., a Delaware corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: As to any Distribution Date, the 22nd day of each month or if such 22nd day is not a Business Day the next preceding Business Day; provided, however, that if such 22nd day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day which is two Business Days preceding such Distribution Date.

          Discount Mortgage Loan: Any Mortgage Loan with an Adjusted Net Mortgage Rate that is less than the Required Coupon.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of Alternative Loan Trust 2005-18CB, Mortgage Pass-Through Certificates, Series 2005-18CB." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April, 2005.

          Due Date: With respect to any Distribution Date, the first day of the month in which that Distribution Date occurs.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's or Fitch and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          Eligible Repurchase Month: As defined in Section 3.11 hereof.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

          ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

          Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a) hereof.

          Event of Default: As defined in Section 7.01 hereof.

          Excess Master Servicing Fee: As to any Distribution Date, an amount equal to the aggregate of the Excess Master Servicing Fee Amount.

          Excess Master Servicing Fee Amount: As to each Non-Discount Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the related Excess Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan.

          Excess Master Servicing Fee Rate: As to any Non-Discount Mortgage Loan, the excess of (x) the Adjusted Net Mortgage Rate of such Non-Discount Mortgage Loan over (y) the Required Coupon. As to any Discount Mortgage Loan, 0.00%.

          Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds received with respect to such Mortgage Loan during the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan plus any Subsequent Recoveries received with respect to such Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced

(and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

          Expense Rate: As to each Mortgage Loan, the sum of the Basic Master Servicing Fee Rate, the Excess Master Servicing Fee Rate and the Trustee Fee Rate.

          Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fannie Mae Guaranty: The obligations of the Guarantor specified in
Section 4.05.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Certification: As defined in Section 2.02(a) hereof.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

          Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Group A Priority Amount: As to any Distribution Date, the amount equal to the sum of (i) the product of (A) the Scheduled Principal Distribution Amount, (B) the Shift Percentage and (C) the Group A Priority Percentage and (ii) the product of (A) the Unscheduled Principal Distribution Amount, (B) the Shift Percentage and (C) the Group A Priority Percentage.

          Group A Priority Percentage: As to any Distribution Date, percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Class A-5 and Class A-9 Certificates immediately prior to such Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date.

          Group B Priority Amount: As to any Distribution Date, the amount equal to the product of (A) the excess, if any, of (1) the Senior Principal Distribution Amount over (2) the Group A Priority Amount, (B) the Shift Percentage and (C) the Group B Priority Percentage.

          Group B Priority Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (x) the aggregate Class Certificate Balance of the Class A-6, Class A-7, Class A-8 and Class A-10 Certificates immediately prior to such Distribution Date and
(y) $105,000,000, and the denominator of which is equal to the aggregate Class Certificate Balance of the

Class A-1, Class A-2, Class A-6 Class A-7, Class A-8 and Class A-10 Certificates immediately prior to such Distribution Date.

          Guaranteed Certificates: The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

          Guaranteed Interest Distribution Amount: With respect to any Distribution Date and the Guaranteed Certificates, the amount, if any, by which (i) the Current Interest payable on the Guaranteed Certificates for such Distribution Date, minus Compensating Interest paid on the Guaranteed Certificates for such Distribution Date, exceeds (ii) the amount of interest actually paid to the Holders of the Guaranteed Certificates on such Distribution Date (prior to giving effect to any Guarantor Payment on such Distribution Date).

          Guaranteed Principal Distribution Amount: With respect to the Guaranteed Certificates, and (a) any Distribution Date other than the Distribution Date in May 2035, the product of (x) the amount, if any, by which
(i) the aggregate Class Certificate Balance of the Senior Certificates (after giving effect to the application of payments of principal on the Senior Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (y) a fraction, the numerator of which is the aggregate Class Certificate Balance of the Guaranteed Certificates (after giving effect to the application of payments of principal on the Guaranteed Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) and the denominator of which is the aggregate Class Certificate Balance of the Senior Certificates (after giving effect to the application of payments of principal on the Senior Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) and (b) the Distribution Date in May 2035, the remaining aggregate Class Certificate Balance of the Guaranteed Certificates on such Distribution Date (after giving effect to all other payments thereon for such Distribution
Date).

          Guarantor: Fannie Mae, or its successor in interest.

          Guarantor Payment: Any payment required to be made by the Guarantor in respect of a Deficiency Amount with respect to the Guaranteed Certificates.

          Guarantor Reimbursement Amount: For any Distribution Date, the sum of all amounts paid by the Guarantor in respect of the Fannie Mae Guaranty on all prior Distribution Dates to the extent not previously reimbursed.

          Guaranty Fee: For any Distribution Date with respect to the Guaranteed Certificates, the fee payable to the Guarantor in respect of its services as guarantor equal to the product of (a) the aggregate Class Certificate Balance of the Class A-1 and Class A-2 Certificates immediately prior to such Distribution Date and (b) 0.095%.

          Index: With respect to any Interest Accrual Period for the COFI Certificates, if any, the then-applicable index used by the Trustee pursuant to Section 4.07 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

          Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Initial Certification: As defined in Section 2.02(a) hereof.

          Initial Component Balance: As specified in the Preliminary
Statement.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy (other than by Fannie Mae under the Fannie Mae Guaranty), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Interest Accrual Period: With respect to each Class of Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and any Distribution Date, the one month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

          Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

          Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

          Lender PMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the borrower) acquires the Primary Insurance Policy and charges the related borrower an interest premium.

          LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.08.

          LIBOR Certificates: As specified in the Preliminary Statement.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Basic Master Servicing Fees, Servicing Advances and Advances.

          Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Master REMIC: As described in the Preliminary Statement.

          Master Servicer: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

          MERS (R) System: The system of recording transfers of mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

          MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

          Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans: Such of the mortgage loans as from time to time are transferred and assigned to the Trustee pursuant to the provisions hereof and that are held as a part of the Trust Fund

(including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as
Schedule I, setting forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

          (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

         (iii) the maturity date;

          (iv) the original principal balance;

          (v)  the Cut-off Date Principal Balance;

          (vi) the first payment date of the Mortgage Loan;

         (vii) the Scheduled Payment in effect as of the Cut-off Date;

        (viii) the Loan-to-Value Ratio at origination;

          (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x)  a code indicating whether the residential dwelling is either
               (a) a detached single family dwelling (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD), (d) a two- to four-unit residential property or
               (e) a Cooperative Unit;

          (xi) the Mortgage Rate;

         (xii) a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related interest premium charged to the borrower;

        (xiii) the purpose for the Mortgage Loan;

         (xiv) the type of documentation program pursuant to which the Mortgage Loan was originated;

          (xv) a code indicating whether the Mortgage Loan is a Countrywide Mortgage Loan, a Park Granada Mortgage Loan, a Park Monaco Mortgage Loan or a Park Sienna Mortgage Loan; and

         (xvi) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

          Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

          Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

          Mortgagor: The obligor(s) on a Mortgage Note.

          National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

          Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest for that Distribution Date.

          Non-Delay Certificates: As specified in the Preliminary Statement.

          Non-Discount Mortgage Loan: Any Mortgage Loan with an Adjusted Net Mortgage Rate that is greater than or equal to the Required Coupon.

          Non-PO Formula Principal Amount: As to any Distribution Date, the sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan that was repurchased by a Seller or purchased by the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all Principal Prepayments received during the related Prepayment Period, and (ii) (A) any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

          Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 100%.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Notional Amount: With respect to any Distribution Date and the Class A-3 Certificates, an amount equal to the aggregate Class Certificate Balance of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date. With respect to any Distribution Date and the Class A-4 Certificates, an amount equal to the Class Certificate Balance of the Class A-2 Certificates immediately prior to that Distribution Date.

          Notional Amount Certificates: As specified in the Preliminary
Statement.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate (i) in the case of the Depositor, signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor,
(ii) in the case of the Master Servicer, signed by the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc., its general partner or (iii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for a Seller, the Depositor or the Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee and the Guarantor, as applicable; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of a Seller, the Depositor and the Master Servicer, (ii) not have any direct financial interest in a Seller, the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with a Seller, the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination: The termination of the trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a) hereof.

          Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

          Class M...................4.25%
          Class B-1.................2.40%
          Class B-2.................1.50%
          Class B-3.................1.00%
          Class B-4.................0.60%
          Class B-5.................0.25%

          Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

          Original Subordinate Principal Balance: The aggregate of the Class Certificate Balances of the Subordinated Certificates as of the Closing Date.

          OTS: The Office of Thrift Supervision.

          Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date or during the related Prepayment Period and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Park Granada: Park Granada LLC, a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the Park Granada Mortgage Loans to the Depositor.

          Park Granada Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Granada is the applicable Seller.

          Park Monaco: Park Monaco Inc., a Delaware limited liability corporation, and its successors and assigns, in its capacity as the seller of the Park Monaco Mortgage Loans to the Depositor.

          Park Monaco Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Monaco is the applicable Seller.

          Park Sienna: Park Sienna LLC, a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the Park Sienna Mortgage Loans to the Depositor.

          Park Sienna Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Sienna is the applicable Seller.

          Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates);

         (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates);

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates);

          (v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

          (vi) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

         (vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency

               (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates), as evidenced by a signed writing delivered by each Rating Agency provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificate: As specified in the Preliminary Statement.

          Planned Balance: With respect to any group of Planned Principal Classes or Components in the aggregate and any Distribution Date appearing in
Schedule V hereto, the Aggregate Planned Balance for such group and Distribution Date. With respect to any other Planned Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

          Planned Principal Classes: As specified in the Preliminary
Statement.

          PO Formula Principal Amount: As to any Distribution Date, the sum of
(i) the sum of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan that was repurchased by the applicable Seller or purchased by the Master Servicer pursuant to this Agreement as of such Distribution Date,
(c) the Substitution Adjustment Amount in connection with any Deleted

Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all Principal Prepayments received during the related Prepayment Period, and (ii) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

          PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the excess of the Required Coupon over the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is such Required Coupon. As to any Non-Discount Mortgage Loan, 0%.

          Pool Characteristics: Not applicable.

          Pool Stated Principal Balance: The aggregate of the Stated Principal Balances of the Outstanding Mortgage Loans.

          Prepayment Interest Excess: As to any Principal Prepayment received by the Master Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Master Servicer as additional master servicing compensation.

          Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after March 1, 2005) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Basic Master Servicing Fee Rate and the related Excess Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Period: As to any Distribution Date and the related Due Date, the period from the 16th day of the calendar month immediately preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from March 1, 2005) through the 15th day of the calendar month of such Distribution Date.

          Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Prime Rate: The prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

          Principal Only Certificates: As specified in the Preliminary
Statement.

          Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Private Certificate: As specified in the Preliminary Statement.

          Pro Rata Share: As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

          Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

          Prospectus: The Prospectus dated September 23, 2004 generally relating to the mortgage pass-through Certificate to be sold by the Depositor.

          Prospectus Supplement: The Prospectus Supplement dated March 29, 2005 relating to the Offered Certificates.

          PUD: Planned Unit Development.

          Purchase Price: With respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Master Servicer or the Guarantor pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.03 hereof that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

          Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (a) the sum of (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (b) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

          To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

          Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          Record Date: As to any Distribution Date the last Business Day of the month preceding the month of such Distribution Date.

          Reference Bank: As defined in Section 4.07.

          Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          Regular Certificates: As specified in the Preliminary Statement.

          Relief Act: Servicemembers Civil Relief Act.

          Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or any similar state laws, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Coupon: 5.50%.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Residual Certificates: As specified in the Preliminary Statement.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Classes: As defined in Section 4.02(e).

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

          Scheduled Balances: Not applicable.

          Scheduled Classes: As specified in the Preliminary Statement.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          Scheduled Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the Non-PO Percentage all amounts described in subclauses (a) through (d) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date.

          Securities Act: The Securities Act of 1933, as amended.

          Seller: Countrywide, Park Granada, Park Monaco or Park Sienna, as applicable.

          Senior Certificates: As specified in the Preliminary Statement.

          Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

          Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date.

          Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

          Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum, not less than zero, of the Senior Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the sum of
(x) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date plus (y) the Senior Prepayment Percentage of any Subsequent Recoveries described in clause
(ii) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date.

          Senior Step Down Conditions: As of the first Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) commencing with the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) commencing with the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate

Principal Balance, (c) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance and (e) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Shift Percentage: As to any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

          SR-A-R Interest: The sole Class of "residual interest" in the Subsidiary REMIC.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to the sum of: (i) any previous partial Principal Prepayments and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor and (ii) Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) received in the prior calendar month and Principal Prepayments received through the last day of the related Prepayment Period, in each case with respect to that Mortgage Loan.

          Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to Countrywide's Streamlined Loan Documentation Program then in effect. For the purposes of this Agreement, a Mortgagor is eligible for a mortgage pursuant to Countrywide's Streamlined Loan Documentation Program if that Mortgagor is refinancing an existing mortgage loan that was originated or acquired by Countrywide where, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period.

          Subordinated Certificates: As specified in the Preliminary
Statement.

          Subordinated Percentage: As to any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

          Subordinated Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

          Subordinated Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess of (A) the sum, not less than zero, of (i) the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date,
(ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount, up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan, (iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all amounts described in subclause (f) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, and (iv) the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, over (B) the amount of any payments in respect of Class PO Deferred Amounts on the related Distribution Date.

          Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to such Liquidated Mortgage Loan.

          Subservicer: Any person to whom the Master Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to
Section 3.02 hereof.

          Subsidiary REMIC: As described in the Preliminary Statement.

          Subsidiary REMIC Interest: Any one of the Subsidiary REMIC Interests or the SR-A-R Interest.

          Subsidiary REMIC Regular Interest: Any one of the "regular interests" in the Subsidiary REMIC described in the Preliminary Statement.

          Substitute Mortgage Loan: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan, (vi) comply with each representation and warranty set forth in Section 2.03 hereof, (vii) have had an original Stated Principal Balance that conformed to the loan limits of the Guarantor and (viii) be otherwise acceptable to the Guarantor.

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

          Targeted Balance: With respect to any group of Targeted Principal Classes or Components in the aggregate and any Distribution Date appearing in
Schedule V hereto, the Aggregate Targeted Balance for such group and Distribution Date. With respect to any other Targeted Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

          Targeted Principal Classes: As specified in the Preliminary
Statement.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

          Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(b), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus 5.00%.

          Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

          Trustee Fee Rate: With respect to each Mortgage Loan, 0.009% per annum.

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Fannie Mae Guaranty;
(iii) the Certificate Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement;
(iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          Underwriter(s): As specified in the Preliminary Statement.

          Unscheduled Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of (i) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (ii) the applicable Non-PO Percentage of the amount described in subclause (f) of clause (i) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date and (iii) any Subsequent

Recoveries described in clause (ii) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date. Unless the Guarantor defaults in its obligation under the Fannie Mae Guaranty, on any date on which the Guaranteed Certificates are outstanding or any amounts are owed to Guarantor, the Guarantor will have all the voting rights of the holders of the Guaranteed Certificates.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. Conveyance of Mortgage Loans.

          (a) Each Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all its respective right, title and interest in and to the related Mortgage Loans, including all interest and principal received or receivable by such Seller on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the related Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, Countrywide shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans (which may include Countrywide Mortgage Loans, Park Granada Mortgage Loans, Park Monaco Mortgage Loans or Park Sienna Mortgage Loans), such delivery may take place within thirty (30) days following the Closing
Date). Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Sellers and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, Countrywide shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first applicable Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

          (b) Immediately upon the conveyance of the Mortgage Loans referred to in clause (a), the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require each Seller to cure any breach of a representation or warranty made herein by such Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

          (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans, will deliver or cause to be delivered to the Trustee within thirty (30) days following the Closing Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

               (B) with respect to any Lost Mortgage Note, a lost note affidavit from Countrywide stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

          (ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by Countrywide as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

          (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

          (v) except as provided below, the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto; and

          (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

               (A) The Coop Shares, together with a stock power in blank;

               (B) The executed Security Agreement;

               (C) The executed Proprietary Lease;

               (D) The executed Recognition Agreement;

               (E) The executed UCC1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

               (F) The executed UCC3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In addition, in connection with the assignment of any MERS Mortgage Loan, each Seller agrees that it will cause, at the Trustee's expense, the MERS(R) System to indicate that the Mortgage Loans sold by such Seller to the Depositor have been assigned by that Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. Each Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by such Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or
(iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, Countrywide shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) as the assignee thereof, affix the following language to each assignment of Mortgage: "CWALT Series 2005-18CB, The Bank of New York, as trustee", (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in

California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan as evidenced by an Opinion of Counsel reasonably satisfactory to the Guarantor, delivered by CHL to the Trustee and the Guarantor.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

          Notwithstanding anything to the contrary in this Agreement, within thirty (30) days after the Closing Date with respect to the Mortgage Loans, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) either (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if Countrywide fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the thirty (30) day period provided in the prior sentence, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in
Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall have five (5) Business Days to cure such failure to deliver. At the end of such thirty (30) day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such thirty (30) day period in accordance with the provisions of Section 2.02.

          (d) Neither the Depositor nor the Trust will acquire or hold any Mortgage Loan that would violate the representations made by Countrywide set forth in clauses (48), (49), (50), (52) and (54) of Schedule III-A hereto.

          SECTION 2.02. Acceptance by Trustee of the Mortgage Loans.

          (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F-1 and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer, the Guarantor and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) an Initial Certification in the form annexed hereto as Exhibit F-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          On or about the thirtieth (30th) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer, the Guarantor and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) a Delay Delivery Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit G-1, with any applicable exceptions noted thereon.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer, the Guarantor and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) a Final Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit H-1, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if Countrywide does not correct or cure such defect within such period, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) and shall execute and deliver at Countrywide's (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) request such instruments of transfer or assignment prepared by Countrywide, in each case without recourse, as shall be necessary to vest in Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna), or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Master

Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) or its designee and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) or its designee as the beneficial holder of such Mortgage Loan.

          (b) [Reserved].

          (c) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

          (d) It is understood and agreed that the respective obligations of each Seller to substitute for or to purchase any Mortgage Loan sold to the Depositor by it which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor, the Guarantor and any Certificateholder against that Seller.

          SECTION 2.03. Representations, Warranties and Covenants of the
                            Sellers and Master Servicer.

          (a) Countrywide hereby makes the representations and warranties set forth in (i) Schedule II-A and Schedule II-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, (ii) Schedule III-A hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to all of the Mortgage Loans, and (iii)
Schedule III-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Countrywide Mortgage Loans. Park Granada hereby makes the representations and warranties set forth in (i) Schedule II-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date and
(ii) Schedule III-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Granada Mortgage Loans. Park Monaco hereby makes the representations and warranties set forth in (i) Schedule II-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date and
(ii) Schedule III-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Monaco Mortgage Loans. Park Sienna hereby makes the representations and warranties set forth in (i) Schedule II-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date and
(ii) Schedule III-E hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer, the Guarantor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Sienna Mortgage Loans.

          (b) The Master Servicer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Depositor, the Guaranator and the Trustee, as of the Closing Date.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty with respect to a Mortgage Loan made pursuant to
Section 2.03(a) that materially and adversely affects the interests of the Certificateholders in that Mortgage Loan or the Guarantor, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty with respect to a Mortgage Loan sold by it pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in that Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. If any of Park Granada, Park Monaco or Park Sienna fails to cure such breach, substitute a Substitute Mortgage Loan for the affected Mortgage Loan or repurchase such affected Mortgage Loan in accordance with the terms of this
Section 2.03(c), Countrywide shall cause such Seller to do so and to the extent any such Seller shall fail to perform, Countrywide shall cure, substitute a Substitute Mortgage Loan for the affected Mortgage Loan or repurchase such affected Mortgage Loan. The Seller or Countrywide, on behalf of Park Granada, Park Monaco or Park Sienna to the extent any such parties fail to repurchase, repurchasing a Mortgage Loan pursuant to this Section 2.03(c) shall promptly reimburse the Master Servicer, the Guarantor and the Trustee for any expenses reasonably incurred by the Master Servicer, the Guarantor or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, a Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding that Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Substitute Mortgage Loan or Loans, sold to the Depositor by a Seller, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the related Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter that Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and to the Guarantor. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(a) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Seller and shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna), in each case without recourse, as shall be necessary to vest title in that Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which a Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all Substitute Mortgage Loans sold to the Depositor by that Seller as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans repurchased by that Seller (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which that Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Guarantor.

          SECTION 2.04. Representations and Warranties of the Depositor as to
                            the Mortgage Loans.

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by each Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of each Seller made pursuant to
Section 2.03(a) hereof, together with all rights of the Depositor to require a Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

          SECTION 2.05. Delivery of Opinion of Counsel in Connection with
                            Substitutions.

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless Countrywide delivers to the Trustee, and, upon request, to the Guarantor, an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, and upon request, to the Guarantor, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, a Seller, the Master Servicer, the Guarantor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) at its option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to Countrywide the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06. Execution and Delivery of Certificates.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          SECTION 2.07. REMIC Matters.

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. Each REMIC's fiscal year shall be the calendar year.

          SECTION 2.08. Covenants of the Master Servicer.

          The Master Servicer hereby covenants to the Depositor, the Guarantor and the Trustee as follows:

          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

          SECTION 2.09. Rights of the Guarantor.

          In addition to the specific rights of the Guarantor identified in this Agreement but subject to the provisions of Section 8.01 and Section 8.02(ix), the Guarantor shall have the right to direct the Trustee relating to the exercise of any remedy available to the Trustee or to the exercise of any power conferred on the Trustee pursuant to this Agreement. Notwithstanding anything to the contrary anywhere in this Agreement, all rights of the Guarantor hereunder, except any rights to indemnification, shall permanently terminate upon the later to occur of (A) such time as the Guaranteed Certificates shall no longer be outstanding or (B) the payment in full to the Guarantor of any amounts owed to the Guarantor in respect of the Fannie Mae Guaranty; provided that the Guarantor shall not have any rights hereunder, except indemnification rights, so long as any default has occurred and is continuing under the Fannie Mae Guaranty.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01. Master Servicer to Service Mortgage Loans.

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds (which, for the purpose of this Section, includes any Subsequent Recoveries), and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of


                                    III-1
calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Scheduled Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor, the Guarantor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.01 shall not limit the ability of the Master Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law and shall not be an expense of the Trust.

          SECTION 3.02. Subservicing; Enforcement of the Obligations of
                            Subservicers.

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that (i) such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder,
(ii) that such subservicng agreement would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates), as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor and the Guarantor and (iii) the Guarantor shall have consented to such subservicing agreement (which consent shall not be unreasonably withheld) with Subservicers, for the servicing and administration of the Mortgage Loans. The Master Servicer shall deliver to the Guarantor and the Trustee copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and deliver of such instruments. The Master Servicers, with the written consent of the Guarantor (which consent shall not be unreasonably withheld), and the Guarantor shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.


                                    III-2

          (c) The Guarantor may require the Master Servicer to enter into a special subservicing agreement with a servicer with expertise in servicing delinquent mortgage loans as designated by the Guarantor (the "Special Servicer") on or after the earliest Distribution Date with respect to which the Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero. The parties hereto agree that, as of the Closing Date, Litton Loan Servicing LP is an approved Special Servicer. Such special subservicing agreement shall relate to the servicing of only Mortgage Loans that (x) have been delinquent in payment with respect to three or more Monthly Payments (provided, however, that the third such Monthly Payment shall not be deemed to be delinquent for purposes of this clause (x) until the close of business on the last day of the month in which such Monthly Payment first became due) and
(y) have been transferred to the Special Servicer in accordance with this
Section 3.02 and the related special subservicing agreement (a "Specially Serviced Mortgage Loan").

          (d) The special subservicing agreement shall be consistent with the provisions of this Agreement. In addition, any special subservicing agreement with a Special Servicer appointed in accordance with Section 3.02(c) shall be on terms which shall be reasonably acceptable to the Guarantor and the Master Servicer and shall provide, at a minimum that:

               (1) the Special Servicer shall service only the Specially Serviced Mortgage Loans in a manner consistent with the provisions with this Agreement except as provided otherwise in the special subservicing agreement;

               (2) the Special Servicer shall use the Fannie Mae foreclosure network (and pay the customary fees therefor) for foreclosures and bankruptcies relating to Specially Serviced Mortgage Loans;

               (3) the Special Servicer shall use the Fannie Mae disposition service (and pay the customary fees therefor) for the disposition of REO Property related to Specially Serviced Mortgage Loans;

               (4) the Special Servicer shall make Servicing Advances on the Specially Serviced Mortgage Loans to the same extent and in the same manner as the Master Servicer with respect to the Mortgage Loans pursuant to this Agreement;

               (5) the Special Servicer shall be entitled to receive the Servicing Fee with respect to all Specially Serviced Mortgage Loans;

               (6) prior to the transfer of servicing to the Special Servicer, the Master Servicer and the Special Servicer shall have provided all notices relating to such transfer of servicing as required to be delivered to the borrowers by applicable state and federal law;

               (7) the Special Servicer shall indemnify the Master Servicer and the Trustee for any liabilities to them arising from failures of the Special Servicer to perform its obligations according to the terms of the subservicing agreement;

               (8) the Master Servicer shall promptly give notice thereof to the Trustee and the Guarantor of the transfer of servicing to the Special Servicer, including the loan number together with the borrower's name and the unpaid principal balance of the transferred Mortgage Loan at the time of transfer;

               (9) each of the respective obligations, duties, and liabilities of the Master Servicer and the Special Servicer (or either of them) with respect to the servicing of the Specially


                                    III-3

     Serviced Mortgage Loans that have arisen prior to the date on which the servicing of such Specially Serviced Mortgage Loan was transferred to the Special Servicer (the "Effective Date"), or that arise on and after the Effective Date, under this Agreement and the subservicing agreement and that remain unperformed or unsatisfied shall survive any transfer of servicing;

               (10) once a Mortgage Loan becomes a Specially Serviced Mortgage Loan, such Mortgage Loan shall remain a Specially Serviced Mortgage Loan, and shall continue to be serviced by the Special Servicer, until the earlier of the liquidation or other disposition of such Mortgage Loan or the termination of the subservicing agreement, regardless of delinquency status or otherwise;

               (11) the Guarantor may remove the Special Servicer if the Special Servicer at any time fails to meet any of the above criteria or otherwise, in the judgment of the Guarantor, fails to perform according to the terms of the subservicing agreement and the provisions of this
     Section 3.02; provided that prior to any such removal the Guarantor shall designate a successor Special Servicer meeting the requirements of this
     Section 3.02, and no removal of a Special Servicer shall be effective until a successor Special Servicer has entered into a special subservicing agreement meeting the requirements of this Section 3.02 and agreed to assume the duties of the Special Servicer or the Master Servicer has undertaken such duties; and

               (12) in connection with any transfer of a Mortgage Loan to the Special Servicer as a Specially Serviced Mortgage Loan, the Master Servicer shall execute any appropriate assignments or other documents reasonable and necessary to further the prosecution of the Special Servicer obligations under the special subservicing agreement.

          SECTION 3.03. Rights of the Depositor, the Guarantor and the Trustee
                            in Respect of the Master Servicer.

          The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee, the Guarantor nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee, the Guarantor or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          The Master Servicer shall afford (and any Subservicing Agreement shall provide that each Subservicer shall afford) the Depositor, the Guarantor, and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer (and any such Subservicer) in respect of the Master Servicer's rights and obligations hereunder and access to officers of the Master Servicer (and those of any such Subservicer) responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor, the Guarantor and the Trustee its (and any such Subservicer's) most recent financial statements and such other information relating to the Master Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor, the Guarantor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Masters Servicer's (or any such Subservicer's) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or re-insurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction


                                    III-4
over the Depositor, the Trustee, the Guarantor or the Trust Fund, and in either case, the Depositor, the Guarantor, or the Trustee, as the case may be, shall use its reasonable best efforts to assure the confidentiality of any such disseminated non-public information.

          SECTION 3.04. Trustee to Act as Master Servicer.

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to
Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer hereunder). Any such assumption shall be subject to
Section 7.02 hereof. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement; provided, however, that, if Countrywide Home Loans Servicing LP shall no longer be the Master Servicer, Countrywide Home Loans Servicing LP shall thereafter continue to be entitled to receive the Excess Master Servicing Fee, and any successor servicer shall be entitled to receive only the Basic Master Servicing Fee.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

          SECTION 3.05. Collection of Mortgage Loan Payments; Certificate
                            Account; Distribution Account.

          (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan (and the Guarantor has the right to receive a copy, upon request, of any waiver or amendment to the prepayment charge or prepayment penalty payable in connection with the prepayment of any mortgage loan) and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.


                                    III-5

          (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than two Business Days after receipt (or, if the current long-term credit rating of Countrywide is reduced below "A-" by S&P or Fitch, or "A3" by Moody's, the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt), except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the Basic Master Servicing Fee, Prepayment Interest Excess and any lender-paid mortgage insurance premiums and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee;

          (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

          (iv) any amount required to be deposited by the Master Servicer or the Depositor pursuant to Section 3.05(e) in connection with any losses on Permitted Investments for which it is responsible;

          (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(c) and in respect of net monthly rental income from REO Property pursuant to Section 3.11 hereof;

          (vi) all Substitution Adjustment Amounts;

          (vii) all Advances made by the Master Servicer pursuant to Section 4.01; and

          (viii) any other amounts required to be deposited hereunder.

          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Basic Master Servicing Fee and, for so long as Countrywide Home Loans Servicing LP is the Master Servicer, the related Excess Master Servicing Fee.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts


                                    III-6
deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders (other than any funds attributed to any Excess Master Servicing Fee) until withdrawn in accordance with Section 3.08.

          (c) [Reserved].

          (d) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

          (ii) any amount deposited by the Master Servicer or the Depositor pursuant to Section 3.05(e) in connection with any losses on Permitted Investments for which it is responsible; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders (other than any funds attributed to any Excess Master Servicing Fee) until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (e) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account, or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.


                                    III-7

          (f) The Master Servicer shall give notice to the Trustee, each Seller, the Guarantor, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, each Seller, the Guarantor, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

          (g) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class A-1 Certificates, the Class A-1 Reserve Fund, and shall deposit $1,000 therein upon receipt from or on behalf of the Depositor of such amount. All funds on deposit in the Class A-1 Reserve Fund shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

     On each Distribution Date, the Trustee shall deposit into the Class A-1 Reserve Fund all amounts received in respect of the Class A-1 Cap Contract for the related Interest Accrual Period. The Trustee shall make withdrawals from the Class A-1 Reserve Fund to make distributions pursuant to Section 4.09 exclusively (other than as expressly provided for in Section 3.08).

          Funds in the Class A-1 Reserve Fund may be invested in Permitted Investments at the direction of Deutsche Bank Securities Inc., which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Class A-1 Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class A-1 Certificates. In the absence of such written direction, all funds in the Class A-1 Reserve Fund shall be invested by the Trustee in The Bank of New York cash reserves. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 3.08. Any losses incurred in the Class A-1 Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Class A-1 Reserve Fund (or such investments) immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Class A-1 Reserve Fund and made in accordance with this Section 3.05. The Class A-1 Reserve Fund will not constitute an asset of any REMIC created hereunder.

          (h) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class A-2 Certificates, the Class A-2 Reserve Fund, and shall deposit $1,000 therein upon receipt from or on behalf of the Depositor of such amount. All funds on deposit in the Class A-2 Reserve Fund shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

     On each Distribution Date, the Trustee shall deposit into the Class A-2 Reserve Fund all amounts received in respect of the Class A-2 Cap Contract for the related Interest Accrual Period. The Trustee shall make withdrawals from the Class A-2 Reserve Fund to make distributions pursuant to Section 4.09 exclusively (other than as expressly provided for in Section 3.08).

     Funds in the Class A-2 Reserve Fund may be invested in Permitted Investments at the direction of Deutsche Bank Securities Inc., which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Class A-2 Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class A-2 Certificates. In the absence of such written direction, all


                                    III-8
funds in the Class A-2 Reserve Fund shall be invested by the Trustee in The Bank of New York cash reserves. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 3.08. Any losses incurred in the Class A-2 Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Class A-2 Reserve Fund (or such investments) immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Class A-2 Reserve Fund and made in accordance with this Section 3.05. The Class A-2 Reserve Fund will not constitute an asset of any REMIC created hereunder.

          SECTION 3.06. Collection of Taxes, Assessments and Similar Items;
                            Escrow Accounts.

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.07. Access to Certain Documentation and Information
                            Regarding the Mortgage Loans.

          The Master Servicer shall afford (and any Subservicing Agreement shall provide that each Subservicer shall afford) each Seller, the Depositor, the Guarantor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

          Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder and/or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder and/or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder and/or


                                    III-9

Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access.

          If Countrywide Home Loans Servicing LP is not acting as Master Servicer, the successor Master Servicer shall provide Countrywide Home Loans Servicing LP with such information as may be necessary to verify the amount of the Excess Master Servicing Fee for each Distribution Date. If a question should arise as to the proper amount of the Excess Master Servicing Fee, the successor Master Servicer shall provide Countrywide Home Loans Servicing LP with access to such books and records and personnel of the successor Master Servicer as may be necessary to establish the proper amount of the Excess Master Servicing Fee.

          SECTION 3.08. Permitted Withdrawals from the Certificate Account and the Distribution Account.

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

          (ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

          (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or
     Section 3.06 and (b) for unpaid Basic Master Servicing Fees as provided in Section 3.11 hereof;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to
     Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vii) to reimburse the Sellers, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section
     6.03 hereof; provided that the Master Servicer shall give notice to the Guarantor of any withdrawal pursuant to this subsection;

          (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee (and, if Countrywide Home Loans


                                    III-10

     Servicing LP is not the Master Servicer, an amount equal to the Excess Master Servicing Fee) for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

          (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee and the Guarantor an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and the Guarantor in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to itself the Trustee Fee for the related Distribution
     Date;

          (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

          (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

          (iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (iv) being limited to (x) amounts received on the related Mortgage Loan(s) in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to
     Section 3.08(a)(ii) hereof;

          (v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(iii) hereof;

          (vi) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof; and

          (vii) if Countrywide Home Loans Servicing LP is not the Master Servicer, to pay to Countrywide Home Loans Servicing LP the Excess Master Servicing Fee for the related Distribution Date.

          (c) The Trustee shall withdraw funds from the Class A-1 Reserve Fund for distribution to the Class A-1 Certificates in the manner specified in
Section 4.09 (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to the last


                                    III-11
paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Class A-1 Reserve Fund for the following purposes:

          (i) to withdraw any amount deposited in the Class A-1 Reserve Fund and not required to be deposited therein; and

          (ii) to clear and terminate the Class A-1Reserve Fund upon the earlier of (x) the reduction of the Class Certificate Balance of the Class A-1 Certificates to zero and (y) the termination of this Agreement pursuant to Section 9.01.

          (d) The Trustee shall withdraw funds from the Class A-2 Reserve Fund for distribution to the Class A-2 Certificates in the manner specified in
Section 4.09 (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Class A-2 Reserve Fund for the following purposes:

          (i) to withdraw any amount deposited in the Class A-2 Reserve Fund and not required to be deposited therein; and

          (ii) to clear and terminate the Class A-1Reserve Fund upon the earlier of (x) the reduction of the Class Certificate Balance of the Class A-2 Certificates to zero and (y) the termination of this Agreement pursuant to Section 9.01.

          SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of
                            Primary Insurance Policies.

          (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of liquidation proceeds or Subsequent Recoveries to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the outstanding principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.


                                    III-12

          (b) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

          Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise provided for in the related Mortgage Note or prohibited by law.

          The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds and Subsequent Recoveries.

          (c) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

          SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption
                            Agreements.

          (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note.


                                    III-13

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee and the Guarantor that any such modification, substitution or assumption agreement has been completed by forwarding to the Trustee and the Guarantor the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If the Class B-2 Certificates are no longer outstanding or if the number of Mortgage Loans which have been the subject of a substitution, modification or assumption agreement exceeds 5% of the number of Mortgage Loans as of the Closing Date the Master Servicer shall not take or enter into any substitution, modification or assumption agreement without obtaining the prior written consent of the Guarantor to such substitution, modification or assumption agreement. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

          SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase
                            of Certain Mortgage Loans.

          (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds and Subsequent Recoveries (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to


                                    III-14
acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures and the Master Servicer shall not foreclose or accept a deed in lieu of foreclosure without the prior written consent of the Guarantor.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee and the Guarantor shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund and the Guarantor with respect to the imposition of any such taxes. The Master Servicer must deliver an opinion to the Guarantor, upon request, to the effect that certain of the Master Servicer's actions would not cause an REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. None of the Trustee, the Depositor or the Master Servicer can dispose of any Trust Property (other than as expressly provided in this Agreement) unless such person gives the Guarantor an Opinion of Counsel to the effect that such disposition would not violate any REMIC provisions.


                                    III-15

          In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Basic Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Basic Master Servicing Fees; second, to reimburse the Master Servicer or the Trustee for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer or the Trustee pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

          The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 151 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month in which such Mortgage Loan became 151 days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. In addition, if the Class B-2 Certificates are no longer outstanding, the Guarantor shall be entitled to purchase from the Trust Fund, any mortgage loan that is 90 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related


                                    III-16
thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          (b) The Master Servicer may agree to a modification of any Mortgage Loan (the "Modified Mortgage Loan") if (i) the modification is in lieu of a refinancing and (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (iii) the Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

          The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

          (c) On each Determination Date, the Master Servicer shall determine the respective aggregate amounts of Excess Proceeds and Realized Losses, if any, for the related Prepayment Period and shall remit such information to the Guarantor upon request, together with an Officer's Certificate of the Master Servicer with regard to the same.

          SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation


                                    III-17
thereon. The Master Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.13. Documents, Records and Funds in Possession of Master
                            Servicer to be Held for the Trustee.

          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          SECTION 3.14. Servicing Compensation.

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the sum of the Basic Master


                                    III-18

Servicing Fee and the Excess Master Servicing Fee; provided, that the aggregate Basic Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls on all of the Mortgage Loans, if any, with respect to such Distribution Date, but not to exceed the Compensating Interest for such Distribution Date, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to Section 2.01(a) and not so deposited; provided further, that if a successor to Countrywide Home Loans Servicing LP shall be appointed as Master Servicer for any reason, the Excess Master Servicing Fee for each Distribution Date following such appointment shall be paid, pursuant to this Section 3.14, to Countrywide Home Loans Servicing LP pursuant to
Section 3.08(b)(vii) hereof, and not to such successor to the Master Servicer.

          Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.05 hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          SECTION 3.15. Access to Certain Documentation.

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders and/or Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          For a period of two years from the Closing Date, the Guarantor may contact the applicable Seller to confirm that the applicable Seller continues to actively engage in a program to originate mortgage loans to low-income families and to obtain other non-proprietary information about the Seller's activities that may assist the Guarantor in completing its own regulatory requirements during normal business hours and subject to reimbursement for expenses. The applicable Seller shall use reasonable efforts to provide such information to the Guarantor.

          SECTION 3.16. Annual Statement as to Compliance.

          The Master Servicer shall deliver to the Depositor, the Guarantor and the Trustee on or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2005 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.


                                    III-19

          SECTION 3.17. Annual Independent Public Accountants' Servicing
                            Statement; Financial Statements.

          On or before 80 days after the end of the Master Servicer's fiscal year, commencing with its 2005 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, a Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Guarantor and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder or Certificate Owner upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

          SECTION 3.18. Errors and Omissions Insurance; Fidelity Bonds.

          The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement. The Master Servicer shall provide the Trustee and the Guarantor (upon such party's reasonable request) with copies of any such insurance policies and fidelity bond.

          SECTION 3.19. Reports to the Guarantor; Certificate Account
                            Statements.

          Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Guarantor, upon request, a statement prepared by the Master Servicer setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Certificate Account of each category of deposit specified in Section 3.05(b) and each category of withdrawal specified in Section 3.08(a). Such statement may be in the form of the then-current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. In addition, the Master Servicer will transmit full-file credit reporting data for each Mortgage Loan


                                    III-20
pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, the Master Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

          SECTION 3.20. Cap Contracts.

The Master Servicer shall cause Deutsche Bank Securities Inc. (or its relevant affiliate) to assign all of its right, title and interest in and to the Cap Contracts to, and shall cause all of Deutsche Bank Securities Inc.'s obligations in respect of such transactions to be assumed by, the Trustee on behalf of the Trust Fund, on the terms and conditions set forth in the Assignment Agreements. Each of the Cap Contracts will be an asset of the Trust Fund but will not be an asset of any REMIC. The Master Servicer, on behalf of the Trustee, shall cause to be deposited (x) any amounts received from time to time with respect to the Class A-1 Cap Contract into the Class A-1 Reserve Fund and (y) any amounts received from time to time with respect to the Combined Cap Contract into the Combined Reserve Fund

The Master Servicer, on behalf of the Trustee, shall prepare and deliver any notices required to be delivered under the Cap Contracts.

The Master Servicer, on behalf of the Trustee, shall act as calculation agent and/or shall terminate the Cap Contracts, in each case upon the occurrence of certain events of default or termination events to the extent specified thereunder. Upon any such termination, the Class A-1 Cap Contract Counterparty and/or the Combined Cap Contract Counterparty, as applicable, will be obligated to pay the Trustee, for the benefit of the Trust Fund, an amount in respect of such termination. Any amounts received by the Trustee for the benefit of the Trust Fund in respect of the termination of the Class A-1 Cap Contract shall be deposited and held in the Class A-1 Reserve Fund and applied on future Distribution Dates to pay any Class A-1 Supplemental Amount on the Class A-1 Certificates. Any amounts received by the Trustee for the benefit of the Trust Fund in respect of the termination of the Class A-2 Cap Contract shall be deposited and held in the Class A-2 Reserve Fund and applied on future Distribution Dates to pay any Class A-2 Supplemental Amount on the Class A-2 Certificates.

          Any amounts remaining in the Class A-1 Reserve Fund, after the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero, will be distributed to Deutsche Bank Securities, Inc. Any amounts remaining in the Class A-2 Reserve Fund on the Distribution Date immediately following the earlier of (x) the Class A-2 Cap Contract Scheduled Termination Date and (y) the date on which the Class Certificate Balance of the Class A-2Certificates has been reduced to zero, will be distributed to Deutsche Bank Securities, Inc., and will not be available for payment of the Combined Supplemental Amount on the Class A-2 Certificates.


                                    III-21

                                  ARTICLE IV

                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

          SECTION 4.01. Advances.

          (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

          (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee and the Guarantor (each such notice a "Trustee Advance Notice"; and such notice may be given by telescope), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:30 P.M., New York time on a Master Servicer Advance Date, the Trustee shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this
Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this
Section 4.01(b) together with accrued interest, not later than the fifth day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall have the right but not the obligation to, immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.

          (c) The Master Servicer shall, not later than the close of business on the second Business Day immediately preceding each Distribution Date, deliver to the Trustee and the Guarantor a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          SECTION 4.02. Priorities of Distribution.

          (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Distribution Account and apply such funds to distributions on the Certificates and payments to the Guarantor in the following order and priority and, in each case, to the extent of Available Funds remaining:

          (i) to the Guarantor in accordance with the instructions set forth in Section 5.01 an amount equal to the Guaranty Fee;

          (ii) concurrently, to each interest-bearing Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall, provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 4.02(a)(iii);

          (iii) [reserved];

          (iv) to each Class of Senior Certificates, sequentially in the following order of priority:

               (x) to the Class PO Certificates, an amount allocable to principal equal to the PO Formula Principal Amount up to the outstanding Class Certificate Balance of such Class PO Certificates; and

               (y) on each Distribution Date prior to the Senior Credit Support Depletion Date the Non-PO Formula Principal Amount up to the amount of the Senior Principal Distribution Amount for such Distribution Date will be distributed sequentially to the following Classes of Certificates in the following order of priority:

                    1. to the Class A-R Certificates, until its Class
               Certificate Balance is reduced to zero;

                    2. concurrently, to the Class A-5 and Class A-9
               Certificates, pro rata, the Group A Priority Amount, until their respective Class Certificate Balances are reduced to zero;

                    3. to the Class A-6, Class A-7, Class A-8 and Class A-10
               Certificates, the Group B Priority Amount, sequentially as follows:

                        (a) to the Class A-6 Certificates until its Class Certificate Balance is reduced to zero; and

                        (b) concurrently, to the Class A-7, Class A-8 and Class A-10 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    4. concurrently, to the Class A-1 and Class A-2
               Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    5. to the Class A-6, Class A-7, Class A-8 and Class A-10
               Certificates, without regard to the Group B Priority Amount, sequentially as follows:

                         (a) to the Class A-6 Certificates, until its Class Certificate Balance is reduced to zero;

                         (b) concurrently, to the Class A-7, Class A-8 and Class A-10 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    6. concurrently, to the Class A-5 and Class A-9
               Certificates, pro rata, without regard to the Group A Priority Amount, until their respective Class Certificate Balances are reduced to zero.

          (v) to the Class PO Certificates, any Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and (ii) then (iii) of the definition of Subordinated Principal Distribution Amount);

          (vi) to each Class of Subordinated Certificates, subject to subparagraph (e) below, in the following order of priority:

               (A) to the Class M Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class M Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (C) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (E) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (G) to the Class B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (I) to the Class B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

               (K) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

          (vii) to the Guarantor, the Reimbursement Amount; and

          (viii) to the Class A-R Certificates, any remaining funds in the Trust Fund.

On any Distribution Date, amounts distributed in respect of Class PO Deferred Amounts will not reduce the Class Certificate Balance of the Class PO Certificates.

          On any Distribution Date, to the extent the Amount Available for Senior Principal is insufficient to make the full distribution required to be made pursuant to subclause (iv)(x) above, (A) the amount distributable on the Class PO Certificates in respect of principal pursuant to such subclause
(iv)(x) shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount and the Senior Principal Distribution Amount and (B) the amount distributable on the Senior Certificates, other than the Class PO Certificates, in respect of principal pursuant to clause (iv)(y) shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount and the PO Formula Principal Amount.

          (b) On each Distribution Date prior to and including the applicable Accrual Termination Date with respect to each Class or Component of Accrual Certificates, the Accrual Amount for such Class or Component for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to such Class or Component of Accrual Certificates, but shall instead be added to the related Class Certificate Balance or Component Balance of such Class or Component, as applicable, on the related Distribution Date. With respect to any Distribution Date prior to and including the applicable Accrual Termination Date on which principal payments on any Class or Component of Accrual Certificates are distributed pursuant to Section 4.02(a)(iv)(y), the related Accrual Amount shall be deemed to have been added on such Distribution Date to the related Class Certificate Balance or Component Balance (and included in the amount distributable on the related Class or Classes or Component of Accretion Directed Certificates pursuant to Section 4.02(a)(iii) for such Distribution
Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Class Certificate Balance or Component Balance of such Class or Component of Accrual Certificates immediately prior to such Distribution Date. Notwithstanding any such distribution, each such Class or Component shall continue to be a Class of Accrual Certificates on each subsequent Distribution Date until the applicable Accrual Termination Date.

          (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in
Section 4.02(a)(iv)(y), the portion of Available Funds available to be distributed as principal of the Senior Certificates (other than the Class PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

          (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Class Optimal Interest Distribution Amount for such Distribution Date, without taking into account such Net Prepayment Interest Shortfalls and (ii) the related Class' Allocable Share of the interest portion of each (A) Debt Service Reduction and (B) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

          (e) Notwithstanding the priority and allocation contained in Section 4.02(a)(vi), if, on any Distribution Date, with respect to any Class of Subordinated Certificates (other than the Class of Subordinated Certificates then outstanding with the highest priority of distribution), the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(vi).

          (f) [Reserved].

          (g) If the amount of a Realized Loss on a Mortgage Loan has been reduced by application of Subsequent Recoveries with respect to such Mortgage Loan, an amount equal to the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each Class of Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04; provided, however, that such amount otherwise payable on the Guaranteed Certificates shall be paid to the Guarantor to the extent the amount of the related Realized Loss was paid to the holders of the Guaranteed Certificates under the Fannie Mae Guaranty. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

          SECTION 4.03. [Reserved].

          SECTION 4.04. Allocation of Realized Losses.

          (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses with respect to the related Distribution Date. For purposes of allocating losses to the Subordinated Certificates, the Class M Certificates will be deemed to have a lower numerical Class designation, and to be of a higher relative payment priority, than each other Class of Subordinated Certificates.

          Realized Losses with respect to any Distribution Date shall be allocated as follows:

          (i) the applicable PO Percentage of any Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

          (ii) the applicable Non-PO Percentage of any Realized Loss shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than any Notional Amount Certificates, if applicable, and the Class PO Certificates), pro rata on the basis of their respective Class Certificate Balances or, in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Certificate Balances or Component Balance, as applicable, and their respective initial Class Certificate Balances or Component Balance, as applicable, in each case immediately prior to the related Distribution Date, until the respective Class Certificate Balance or Component Balance of each such Class or Component is reduced to zero; provided, however, that any Realized Losses otherwise allocable on any Distribution Date (x) to the Class A-5 Certificates will instead be allocated to the Class A-9 Certificates, until its Class Certificate Balance is reduced to zero and
     (y) to the Class A-6, Class A-7 and Class A-8 Certificates will instead be allocated to the Class A-10 Certificates as follows: (i) with respect to the Class A-6 Certificates, in an amount up to the product of 42.39% and the Class Certificate Balance of the Class A-10 Certificates, (ii) with respect to the Class A-7 Certificates, in an amount up to the product of 20.84% and the class Certificate Balance of the Class A-10 Certificates and (iii) with respect to the Class A-8 Certificates, in an amount up to the product of 36.77% and the Class Certificate Balance of the Class A-10 Certificates, in each case, until its Class Certificate Balance of the Class A-10 Certificates is reduced to zero.

          (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Class PO Certificates in respect of Class PO Deferred Amounts and (ii) the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class PO Deferred Amounts on such Distribution Date) exceeds the sum of the Pool Stated Principal Balance for the following Distribution Date.

          (c) Any Realized Losses allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.04(a) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

          (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 4.04(a) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be. All Realized Losses allocated to a Class of Component Certificates will be allocated, pro rata, to the related Components.

          (e) Any Realized Losses allocated to the Guaranteed Certificates will be covered by the Fannie Mae Guaranty. Any payment under the Fannie Mae Guaranty with respect to a Realized Loss allocated to a Class of the Guaranteed Certificates shall not result in a further reduction to that Class's respective Class Certificate Balance.

          SECTION 4.05. Fannie Mae Guaranty.

          On each Distribution Date following receipt of a statement (as set forth in Section 4.06) that indicates a Deficiency Amount for such Distribution Date, the Guarantor shall distribute a Guarantor Payment in an aggregate amount equal to the Deficiency Amount for such Distribution Date directly to the Holders of the Guaranteed Certificates, without first depositing such amount in the Distribution Account, as follows: (i) the Guaranteed Interest Distribution Amount shall be distributed as interest with respect to the Guaranteed Certificates, as provided in Section 4.02(a)(ii); and (ii) the Guaranteed Principal Distribution Amount shall be distributed as principal with respect to the applicable Guaranteed Certificates, as provided in Section 4.02(a)(iv).

          SECTION 4.06. Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Master Servicer, the Depositor, the Guarantor and each Rating Agency a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries included therein;

          (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amounts included in such distribution and any remaining Class Unpaid Interest Amounts after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Stated Principal Balance for the following Distribution Date;

          (vi) the Senior Percentage and Subordinated Percentage for the following Distribution Date;

          (vii) the amount of the Excess Master Servicing Fees and Basic Master Servicing Fees paid to or retained by the Master Servicer with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

          (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
     (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xiii) the Senior Prepayment Percentage for the following Distribution Date;

          (xiv) [Reserved];

          (xv) the aggregate amount of Realized Losses incurred during the preceding calendar month and the aggregate amount of Subsequent Recoveries, if any, reducing Realized Losses from preceding calendar months;

          (xvi) [Reserved];

          (xvii) with respect to any Mortgage Loan repurchased by a Seller or purchased by the Depositor, the Guarantor or the Master Servicer, the loan number and Stated Principal Balance relating thereto;

          (xviii) the amount paid by the Guarantor under the Fannie Mae Guaranty for such Distribution Date; and

          (xix) all amounts paid to the Guarantor in respect of the Guarantor Reimbursement Amount for such Distribution Date.

          The Trustee may make the above information available to Certificateholders and to the Guarantor via the Trustee's website at http://www.bnyinvestorreporting.com.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

          On the third Business Day preceding each Distribution Date, the Trustee shall deliver to the Guarantor (by electronic medium as specified in the next sentence) a statement identifying the Class

Factor to the Guaranteed Certificates. The Trustee shall deliver such statement on or before 12:00 p.m. (New York time) on such day via the internet using the following domain name: bond_admin@fanniemae.com. If a Guarantor Payment will be payable on a Distribution Date, all information required under
Section 4.06(a) must also be similarly delivered to the Guarantor on such third Business Date preceding such Distribution Date. The second consecutive failure (or three or more failures in any twelve-month period) by the Trustee to deliver such Class Factor for the Guaranteed Certificates (or to deliver an accurate Class Factor for the Guaranteed Certificates) to the Guarantor shall constitute an event of default and permit the Guarantor to remove the Trustee for cause; provided that the Master Servicer had delivered the information set forth above for the related Distribution Date to the Trustee.

          On or before 5:00 p.m. Eastern time on the fourth Business Day preceding each Distribution Date or, with the consent of the Guarantor, on or before 5:00 p.m. Pacific time on the second Business Day following each Determination Date, the Master Servicer shall deliver a report to the Guarantor (using the internet and the following domain name: whole_loan_remic@fanniemae.com or by such other means as the Master Servicer and the Guarantor may agree from time to time) containing such data and information regarding the mortgage loans as is specified in Guarantor's "Private Label Wrap Deals - Quick Start Guide for Lenders" or such other data and information as the Master Servicer and the Guarantor may agree from time to time.

          (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule VI hereto.

          (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.07. Determination of Pass-Through Rates for COFI
                            Certificates.

          The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

          Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days prior to such Interest Accrual Period but following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

          Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding the Outside Reference Date for such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Outside Reference Date has not been published, the Trustee shall use COFI for the third calendar month preceding such Outside Reference Date. If COFI for neither the second nor third calendar months preceding any Outside Reference Date has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

          With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as provided in Section 4.08.

          In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

          The establishment of LIBOR and each Pass-Through Rate for the COFI Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          SECTION 4.08. Determination of Pass-Through Rates for LIBOR
                            Certificates.

          (a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (A) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. Notwithstanding the foregoing, the Guarantor must consent to the selection of an alternative index if the LIBOR index is no longer available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

          (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date. If on the initial LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided above, LIBOR for the next Interest Accrual Period shall be 2.85%.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

          In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or
(ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          SECTION 4.09. Distributions from the Reserve Funds.

          (a) On each Distribution Date on or prior to the earlier of (i) the termination of this Agreement Date and (ii) the date on which the Class Certificate Balance of the Class A-1 Certificates is reduced to zero, amounts on deposit in the Class A-1 Reserve Fund will be withdrawn therefrom and distributed to the Class A-1 Certificates to the extent needed to pay any Class A-1 Supplemental Amount for such Distribution Date. Any remaining amounts received on the Class A-1 Cap Contract shall be held in the Class A-1 Reserve Fund and applied on future Distribution Dates to pay any Class A-1 Supplemental Amount on the Class A-1 Certificates.

     Any amounts remaining in the Class A-1 Reserve Fund, after the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero, will be distributed to Deutsche Bank Securities, Inc.

          (b) On each Distribution Date on or prior to the earlier of (i) the date on which the Class Certificate Balance of the Class A-2 Certificates is reduced to zero and (ii) the Class A-2 Cap Contract Scheduled Termination Date, amounts on deposit in the Class A-2 Reserve Fund will be withdrawn therefrom and distributed to the Class A-2 Certificates to the extent needed to pay the Class A-2 Supplemental Amount for such Distribution Date. Any remaining amounts, if any, shall be held in the Class A-2 Reserve Fund and applied on future Distribution Dates to pay any Class A-2 Supplemental Amount.

          Any amounts remaining in the Class A-2 Reserve Fund in respect of the Class A-2 Cap Contract after the earlier of (i) the Class A-2 Cap Contract Scheduled Termination Date and (ii) the date on which the Class Certificate Balance of the Class A-2 Certificates has been reduced to zero, will be distributed to Deutsche Bank Securities, Inc.

                                   ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01. The Certificates.

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Payments to the Guarantor shall be made by wire transfer of immediately available funds to the following account, unless the Guarantor notifies the Trustee in writing: Account Name: FNMA Federal Reserve Account, Telegraphic FNMA NYC ABA 021039500, Ref. GR466 05-T1.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02. Certificate Register; Registration of Transfer and
                            Exchange of Certificates.

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit
I), to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or (y) in the case of a Certificate that is an ERISA-Restricted Certificate and that has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee and the Master Servicer to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter or Opinion of Counsel referred to in the preceding sentence is not so furnished, one of the representations in clause (i), as appropriate, shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificate. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or other plan or arrangement subject to ERISA or Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) Except in connection with (i) the registration of the Tax Matters Person Certficate in the name of the Trustee or (ii) any registration in the name of, or transfer of a Residual Certificate to, an affiliate of the Depositor (either directly or through a nominee) on or about the Closing Date, no Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership

     Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter, if required. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Master Servicer or any Seller, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee (and with respect to the Guaranteed Certificates, the Guarantor) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. Persons Deemed Owners.

          The Master Servicer, the Guarantor, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05. Access to List of Certificateholders' Names and
                            Addresses.

          If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, (x) provide the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (y) assist the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders and/or Depository Participants hereunder, regardless of the source from which such information was derived.

          SECTION 5.06. Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders and the Guarantor of any change in such location of any such office or agency.

                                  ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01. Respective Liabilities of the Depositor and the Master
                            Servicer.

          The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02. Merger or Consolidation of the Depositor or the Master
                            Servicer.

          The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

          SECTION 6.03. Limitation on Liability of the Depositor, the Sellers,
                            the Master Servicer, the Guarantor and Others.

          None of the Depositor, the Master Servicer, the Guarantor or any Seller or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Guarantor or any Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Guarantor any Seller or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, the Guarantor any Seller or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the Guarantor, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the Guarantor, or each Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Guarantor, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the Guarantor, or any Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the Guarantor, or any Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Master Servicer, the Guarantor, or any Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the Guarantor and each Seller shall be entitled to be reimbursed therefor out of the Certificate Account.

          The Master Servicer (except the Trustee to the extent it has succeeded the Master Servicer as required hereunder) indemnifies and holds the Guarantor harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Guarantor may sustain in any way related to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Guarantor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Master Servicer shall assume (with the consent of the Guarantor) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Master Servicer and/or the Guarantor in respect of such claim. The provisions of this paragraph shall survive the termination of this Agreement and the payment of the outstanding Certificates.

          SECTION 6.04. Limitation on Resignation of Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer that is reasonably acceptable to the Guarantor and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrade or withdrawal of the rating of any of the Certificates (such determination to be made without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates), or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer designated by the Guarantor (subject to Section 2.09) shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder. If the Guarantor shall not have designated a successor servicer within 15 days after the receipt by it of a request to do so, the Trustee shall have the power to make such appointment.

                                  ARTICLE VII

                                    DEFAULT

          SECTION 7.01. Events of Default.

          "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders, that failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided, however, that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu thereof; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall fail to reimburse in full the Trustee within five days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.

          If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee or Guarantor may, or, if an Event of Default described in clauses (i) to (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, at the direction of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights evidenced


                                    VII-1
by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to Section 4.01 hereof whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder; provided, however, that neither the Trustee nor any other successor to Countrywide Home Loans Servicing LP as Master Servicer shall be entitled to receive the Excess Master Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Guarantor, the appointment of which does not adversely affect the then current rating of the Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates) by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the


                                    VII-2

Master Servicer (other than liabilities of the Master Servicer under Section
6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates) in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Basic Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Guarantor and the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.09.

          In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          SECTION 7.03. Notification to Certificateholders.

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, the Guarantor and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Guarantor notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived. The Guarantor has the right to consent to waiver of any Master Servicer Event of Default.


                                    VII-3

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Guarantor or Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

          (iv) without in any way limiting the provisions of this Section 8.01 or Section 8.02 hereof, the Trustee shall be entitled to rely conclusively on the information delivered to it by the Master Servicer in a Trustee Advance Notice in determining whether or not it is required to make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under Section 4.01(b) in the absence of a Trustee Advance Notice or actual knowledge


                                    VIII-1
     of a Responsible Officer of the Trustee that (A) such Advance was not made by the Master Servicer and (B) such Advance is not a Nonrecoverable Advance.

          SECTION 8.02. Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Guarantor or Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the Guarantor or such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from the Guarantor or such Certificateholders as a condition to taking any such action;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Guarantor or any of the


                                    VIII-2

     Certificateholders, pursuant to the provisions of this Agreement, unless the Guarantor or such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or a Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS System other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04. Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05. Trustee's Fees and Expenses.

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06. Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to


                                    VIII-3
exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates) as evidenced in writing by each Rating Agency (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07. Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Guarantor, the Depositor, the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section
8.06. Upon receiving such notice of resignation, the Guarantor shall promptly appoint a successor trustee (reasonably acceptable to the Depositor and the Master Servicer) by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor Trustee and to the Holders of Certificates entitled to at least 51% of the Voting Rights. A copy of such instrument shall be delivered to the Depositor, the Certificateholders, the Trustee and the Master Servicer by the Guarantor. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Guarantor or the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor, the Guarantor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights of each Class of Certificates, with the consent of the Guarantor may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.


                                    VIII-4

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08. Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates).

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09. Merger or Consolidation of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the Guarantor to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment or the Guarantor and shall not have approved such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee or the Guarantor shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and


                                    VIII-5
no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) To the extent necessary to effectuate the purposes of this
     Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11. Tax Matters.

          It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such


                                    VIII-6
assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders and the Guarantor the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);
(f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent, after consultation with the Guarantor and upon recommendation of the Guarantor's reasonable requests, any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it. Additionally, on or before April 15 of each year, the Trustee will deliver to the Guarantor, upon request, a certificate of compliance with the REMIC Provisions for the preceding calendar year, substantially in the form of Exhibit T.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information


                                    VIII-7
or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to any REMIC hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer or a Seller of any of their obligations under this Agreement, (iii) any Seller, if any such tax arises out of or results from that Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or any Seller fails to honor its obligations under the preceding clauses (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

          The Trustee shall treat each of the Class A-1 Reserve Fund and the Class A-2 Reserve Fund as outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Deutsche Bank Securities, Inc., and that is not an asset of any REMIC created hereunder. The Trustee shall treat the rights of the Holders of the Class A-1 and Class A-2 Certificates to receive payments from the Class A-1 Reserve Fund and the Class A-2 Reserve Fund, respectively, as rights in an interest rate cap contract written by the Cap Contract Counterparty. Thus, each of the Class A-1 and the Class A-2 Certificates shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the Master REMIC regular interests, the Trustee shall assume that the Cap Contract entered into by the Cap Contract Counterparty in respect of the Class A-1 Certificates has a value of $1,782,500 and that the Cap Contract entered into in respect of the Class A-2 Certificates has a value $432,500.

          SECTION 8.12. Access to Records of the Trustee.

     The Trustee and any Co-Trustee shall afford the Sellers, the Depositor, the Master Servicer, the Guarantor, and each Certificate Owner upon reasonable notice during normal business hours access to all records maintained by the Trustee in respect of its duties under this Agreement and access to officers of the Trustee responsible for performing its duties. Upon request, the Trustee shall furnish the Depositor, the Master Servicer, the Guarantor and any requesting Certificate Owner with its most recent financial statements. The Trustee shall cooperate fully with the Sellers, the Master Servicer, the Depositor, the Guarantor and the Certificate Owner for review and copying any books, documents, or records requested with respect to the Trustee's respective duties under this Agreement. The Sellers, the Depositor, the Master Servicer, the Guarantor and the Certificate Owner shall not have any responsibility or liability for any action for failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.


                                    VIII-8

          SECTION 8.13. Suits for Enforcement.

     If an Event of Default or other material default by the Master Servicer or the Depositor under this Agreement occurs and is continuing, at the direction of the Certificateholders holding not less than 51% of the Voting Rights or the Guarantor, the Trustee shall proceed to protect and enforce its rights and the rights of the Certificateholders and the Guarantor under this Agreement by a suit, action, or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable, or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Guarantor and the Certificateholders.


                                    VIII-9

                                  ARTICLE IX

                                  TERMINATION

          SECTION 9.01. Termination upon Liquidation or Purchase of all
                            Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Sellers, the Master Servicer, the Guarantor and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property and (iii) any remaining unpaid costs and damages incurred by the Trust Fund that arises out of an actual violation of any predatory or abusive lending law or regulation, in all cases plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

          The Master Servicer shall have the right to purchase all Mortgage Loans and REO Properties in the Trust Fund pursuant to clause (a) in the preceding paragraph of this Section 9.01 only on or after the date on which the Pool Stated Principal Balance, at the time of any such repurchase, is less than or equal to ten percent (10%) of the Cut-off Date Pool Principal Balance.

          SECTION 9.02. Final Distribution on the Certificates.

          If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder and the Guarantor. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Master Servicer shall notify the Depositor, the Guarantor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders and the Guarantor mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the

Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Guarantor and the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in the case of the Guarantor, all amounts required to be distributed to it pursuant to Section 4.02 and, in the case of the Certificateholders, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus
(a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (b) any Class PO Deferred Amounts in the case of Class PO Certificates, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, each Seller, the Master Servicer and the Trustee hereunder in accordance with Article IX.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Guarantor, with respect to any Reimbursement Amounts, and then the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03. Additional Termination Requirements.

          (a) In the event the Master Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Guarantor have been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel delivered to the Trustee, the Guarantor and the Depositor (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in accordance with Section 9.01.

          (b) The Trustee, as agent for any REMIC created hereunder, hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.

          This Agreement may be amended from time to time by the Depositor, each Seller, the Master Servicer, the Guarantor and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake,
(ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to conform this Agreement to the Prospectus and Prospectus Supplement provided to investors in connection with the initial offering of the Certificates, (iv) to add to the duties of the Depositor, any Seller or the Master Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising hereunder or (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel delivered to the Guarantor (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Fannie Mae Guaranty, in the case of the Guaranteed Certificates); it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. Each party to this Agreement hereby agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above. The Trustee, each Seller, the Depositor, the Guarantor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee and the Guarantor have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

          This Agreement may also be amended from time to time by the Depositor, each Seller, the Master Servicer, the Guarantor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating

66-2/3%, (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or (iv) adversely affect in any material respect the rights and interest of the Guarantor in any of the following provisions of this Agreement without its consent, which consent shall not be unreasonably withheld.

          Notwithstanding any contrary provision of this Agreement, the Trustee and the Guarantor shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Guarantor or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Guarantor and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee and the Guarantor that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE

CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.

          It is the express intent of the parties hereto that the conveyance of the (i) of the Mortgage Loans by the Sellers to the Depositor and (ii) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of any Seller or the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement (within the meaning of the Uniform Commercial Code of the State of New York) with respect to all such assets and security interests and
(ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant pursuant to the terms of this Agreement (i) by each Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          Each Seller and the Depositor for the benefit of the Certificateholders and the Guarantor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          SECTION 10.05. Notices.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and to the Guarantor with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans pursuant to
     Section 2.03;

          5. The final payment to Certificateholders; and

          6. Any rating action involving the long-term credit rating of Countrywide, which notice shall be made by first-class mail within two Business Days after the Trustee gains actual knowledge thereof.

          In addition, the Trustee shall promptly furnish to each Rating Agency and, upon request, to the Guarantor copies of the following:

          1. Each report to Certificateholders described in Section 4.06;

          2. Each annual statement as to compliance described in Section 3.16;

          3. Each annual independent public accountants' servicing report described in Section 3.17; and

          4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to (1) in the case of the Depositor, CWALT, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: David A. Spector, (2) in the case of Countrywide, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: David A. Spector or such other address as may be hereafter furnished to the Depositor, the Guarantor and the Trustee by Countrywide in writing, (3) in the case of Park Granada LLC, c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4041, Attention:
David A. Spector or such other address as may be hereafter furnished to the Depositor, the Guarantor and the Trustee by Park Granada in writing, (4) in the case of Park Monaco Inc., c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4041,
Attention: David A. Spector or such other address as may be hereafter furnished to the Depositor, the Guarantor and the Trustee by Park Monaco in writing, (5) in the case of Park Sienna LLC, c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number:
(818) 225-4041, Attention: David A. Spector or such other address as may be hereafter furnished to the Depositor, the Guarantor and the Trustee by Park Sienna in writing,(6) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California, facsimile number (805) 520-5623, Attention: Mark Wong, or such other address as may be hereafter furnished to the Depositor, the Guarantor and the Trustee by the Master Servicer in writing, (7) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 8W, New York, New York 10286, facsimile number:
(212) 815-3986, Attention: Mortgage-Backed Securities Group, CWALT, Inc. Series 2005-18CB, or such other address as the Trustee may hereafter furnish to the Depositor, the Guarantor or Master Servicer, (8) in the case of the Guarantor, Fannie Mae, Special Products Group, Mail Stop 5H-5W-03, 13150 Worldgate Drive, Herndon, VA 20170, Attention: Director (facsimile number
(703) 833-1816) and (9) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register. A copy of any notice required to be given hereunder shall also be mailed, upon request, to the Guarantor.

          SECTION 10.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.

          The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor, the Guarantor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor, the Guarantor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor, the Guarantor or the Trustee of any right under this Section
10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11. Protection of Assets.

          (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

          (i) borrow money or issue debt;

          (ii) merge with another entity, reorganize, liquidate or sell assets; or

          (iii) engage in any business or activities.

          (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

*        *        *        *        *        *

          IN WITNESS WHEREOF, the Depositor, the Trustee, the Sellers and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    CWALT, INC.,
                                     as Depositor



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President


                                    THE BANK OF NEW YORK,
                                     as Trustee



                                    By:   /s/ Ann Marie Cassano
                                       ------------------------------------
                                           Name:  Ann Marie Cassano
                                           Title: Assistant Treasurer


                                    COUNTRYWIDE HOME LOANS, INC.,
                                     as a Seller



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President


                                    PARK GRANADA LLC,
                                     as a Seller

                                    By: COUNTRYWIDE FINANCIAL CORPORATION



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President


                                    PARK MONACO INC.,
                                     as a Seller

                                    By: COUNTRYWIDE FINANCIAL CORPORATION



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President

                                    PARK SIENNA LLC,
                                     as a Seller

                                    By: COUNTRYWIDE FINANCIAL CORPORATION



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Assistant Vice President


                                    COUNTRYWIDE HOME LOANS SERVICING LP,
                                     as Master Servicer

                                    By: COUNTRYWIDE GP, INC.



                                    By:    /s/ Darren Bigby
                                       ------------------------------------
                                           Name:  Darren Bigby
                                           Title: Senior Vice President


                                    FANNIE MAE,
                                    as Guarantor (with respect to the
                                    Guaranteed Certificates)



                                       By:   /s/ Sharon L. Stuber
                                          ---------------------------------
                                       Name:  Sharon L. Stuber
                                       Title: Vice President

                                    Acknowledged solely with respect to its
                                     obligations under Section 4.01(b)

                                    THE BANK OF NEW YORK, in its individual
                                    capacity



                                    By:    /s/ Paul Connolly
                                       ------------------------------------
                                           Name:  Paul Connolly
                                           Title: Vice President


                                     S-I-9

                                  SCHEDULE I

                            Mortgage Loan Schedule

                       [Delivered at Closing to Trustee]

                                 SCHEDULE II-A

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

                 Representations and Warranties of Countrywide
                 ---------------------------------------------

          Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule II-A to the Depositor, the Guarantor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Countrywide is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Countrywide has the full corporate power and authority to sell each Countrywide Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Countrywide the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide, enforceable against Countrywide in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide, the sale of the Countrywide Mortgage Loans by Countrywide under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide and will not (A) result in a material breach of any term or provision of the charter or by-laws of Countrywide or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide; and Countrywide is not in breach or violation of any material indenture or other material agreement or instrument, or in


                                   S-II-A-1
violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Countrywide's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) Countrywide is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (5) No litigation is pending or, to the best of Countrywide's knowledge, threatened, against Countrywide that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide to sell the Countrywide Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide of, or compliance by Countrywide with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide has obtained the same.

          (7) Countrywide intends to treat the transfer of the Countrywide Mortgage Loans to the Depositor as a sale of the Countrywide Mortgage Loans for all tax, accounting and regulatory purposes.

          (8) Countrywide is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans in the Trust Fund for as long as such Mortgage Loans are registered with MERS.


                                   S-II-A-2

                                 SCHEDULE II-B

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

                Representations and Warranties of Park Granada
                ----------------------------------------------

          Park Granada LLC ("Park Granada") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-B to the Depositor, the Guarantor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Granada, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Park Granada is a limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware.

          (2) Park Granada has the full corporate power and authority to sell each Park Granada Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Granada the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Granada, enforceable against Park Granada in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Park Granada, the sale of the Park Granada Mortgage Loans by Park Granada under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Granada and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of Park Granada or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Granada is a party or by which it may be bound, or
(C) constitute a material violation of any statute, order or regulation applicable to Park Granada of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Granada; and Park Granada is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Granada's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.


                                   S-II-B-1

          (4) No litigation is pending or, to the best of Park Granada's knowledge, threatened, against Park Granada that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Granada to sell the Park Granada Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Granada of, or compliance by Park Granada with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Granada has obtained the same.

          (6) Park Granada intends to treat the transfer of the Park Granada Mortgage Loans to the Depositor as a sale of the Park Granada Mortgage Loans for all tax, accounting and regulatory purposes.


                                   S-II-B-2

                                 SCHEDULE II-C

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

                 Representations and Warranties of Park Monaco
                 ---------------------------------------------

          Park Monaco Inc. ("Park Monaco") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-C to the Depositor, the Guarantor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Monaco, as a seller, Countrywide, as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Park Monaco is a limited liability corporation duly formed and validly existing and in good standing under the laws of the State of Delaware.

          (2) Park Monaco has the full corporate power and authority to sell each Park Monaco Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Monaco the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Monaco, enforceable against Park Monaco in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Park Monaco, the sale of the Park Monaco Mortgage Loans by Park Monaco under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Monaco and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of Park Monaco or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Monaco is a party or by which it may be bound, or
(C) constitute a material violation of any statute, order or regulation applicable to Park Monaco of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Monaco; and Park Monaco is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Monaco's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.


                                   S-II-C-1

          (4) No litigation is pending or, to the best of Park Monaco's knowledge, threatened, against Park Monaco that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Monaco to sell the Park Monaco Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Monaco of, or compliance by Park Monaco with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Monaco has obtained the same.

          (6) Park Monaco intends to treat the transfer of the Park Monaco Mortgage Loans to the Depositor as a sale of the Park Monaco Mortgage Loans for all tax, accounting and regulatory purposes.


                                   S-II-C-2

                                 SCHEDULE II-D

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

                 Representations and Warranties of Park Sienna
                 ---------------------------------------------

          Park Sienna LLC ("Park Sienna") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-D to the Depositor, the Guarantor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Sienna, as a seller, Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Park Sienna is a limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware.

          (2) Park Sienna has the full corporate power and authority to sell each Park Sienna Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Sienna the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Sienna, enforceable against Park Sienna in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Park Sienna, the sale of the Park Sienna Mortgage Loans by Park Sienna under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Sienna and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of Park Sienna or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Sienna is a party or by which it may be bound, or
(C) constitute a material violation of any statute, order or regulation applicable to Park Sienna of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Sienna; and Park Sienna is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Sienna's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.


                                   S-II-D-1

          (4) No litigation is pending or, to the best of Park Sienna's knowledge, threatened, against Park Sienna that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Sienna to sell the Park Sienna Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Sienna of, or compliance by Park Sienna with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Sienna has obtained the same.

          (6) Park Sienna intends to treat the transfer of the Park Sienna Mortgage Loans to the Depositor as a sale of the Park Sienna Mortgage Loans for all tax, accounting and regulatory purposes


                                   S-II-D-2

                                SCHEDULE III-A

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

 Representations and Warranties of Countrywide as to all of the Mortgage Loans
 -----------------------------------------------------------------------------

          Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule III-A to the Depositor, the Guarantor, the Master Servicer and the Trustee, with respect to all of the Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date. The Mortgage Loans listed in
Schedule VII are the Mortgage Loans identified on the Mortgage Loan Schedule.

          (2) As of the Closing Date, all payments due with respect to each Mortgage Loan on or prior to the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan has been contractually delinquent for 30 or more days more than once during the twelve months prior to the Cut-off Date.

          (3) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 100.00% nor a combined Loan-to-Value Ratio greater than 100.00%.

          (4) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) [Reserved].

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.


                                   S-III-A-1

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) As of the Closing Date, to the best of Countrywide's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, predatory and abusive lending laws, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date neither Countrywide nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures Countrywide and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph
(4) above; to the best of Countrywide's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Countrywide, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

          (14) To the best of Countrywide's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (15) To the best of Countrywide's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of Countrywide's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.


                                   S-III-A-2

          (16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of Countrywide's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (17) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

          (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Countrywide have been capitalized under the Mortgage or the related Mortgage Note.

          (22) The origination, underwriting and collection practices used by Countrywide with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

          (25) Each Mortgage Loan contains a customary "due on sale" clause.

          (26) Approximately 23 of the Mortgage Loans provide for a prepayment penalty.

          (27) Each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the principal balance equal to a specified percentage times the sum of the remaining principal balance of the related Mortgage Loan, the accrued interest thereon and the related foreclosure expenses. The specified coverage percentage for mortgage loans with terms to maturity between 25 and 30 years is 12% for Loan-to-Value Ratios between 80.01% and 85.00%, 25% for Loan-to-Value Ratios between 85.01% and 90.00%, 30% for Loan-to-


                                   S-III-A-3

Value Ratios between 90.01% and 95.00% and 35% for Loan-to-Value Ratios between 95.01% and 100%. The specified coverage percentage for mortgage loans with terms to maturity for up to 20 years ranges from 6% to 12% for Loan-to-Value Ratios between 80.01% and 85.00%, from 12% to 20% for Loan-to-Value Ratios between 85.01% and 90.00% and 20% to 25% for Loan-to-Value Ratios between 90.01% and 95.00%. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, subject, in each case, to the provisions of Section 3.09(b) of the Pooling and Servicing Agreement. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

          (28) As of the Closing Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming Countrywide or the original mortgagee, and its successors in interest, as mortgagee, and Countrywide has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

          (30) To the best of Countrywide's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

          (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of Countrywide's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and Countrywide has not waived any default, breach, violation or event of acceleration.

          (32) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Countrywide's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.


                                   S-III-A-4

          (33) Each Mortgage Loan is being master serviced by the Master
Servicer.

          (34) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (35) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for
(A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

          (36) Each Mortgage Loan was underwritten in all material respects in accordance with Countrywide's underwriting guidelines as set forth in the Prospectus Supplement.

          (37) Other than with respect to any Streamlined Documentation Mortgage Loan as to which the loan-to-value ratio of the related Original Mortgage Loan was less than 90% at the time of the origination of such Original Mortgage Loan, prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (38) None of the Mortgage Loans are graduated payment mortgage loans or a growing equity mortgage loans, and none of the Mortgage Loans are subject to a buydown or similar arrangement.

          (39) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

          (40) The Mortgage Loans were selected from among the outstanding fixed-rate one- to four-family mortgage loans in the portfolios of the Sellers at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III-A can be made. Such selection was not made in a manner intended to adversely affect the interests of Certificateholders.

          (41) Except for 573 Mortgage Loans, each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (42) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Lost Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage


                                   S-III-A-5

Note. A "Lost Mortgage Note" is a Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          (43) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

          (44) The aggregate principal balance of the Discount Mortgage Loans will not exceed $282,578,877.64.

          (45) None of the Mortgage Loans are subject to the Georgia Fair Lending Act, as amended.

          (46) None of the Mortgage Loans are "high cost" loans as defined by applicable predatory and abusive lending laws.

          (47) None of the Mortgage Loans are covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

          (48) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.).

          (49) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21a-1 et seq.).

          (50) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (Mass. Gen. Laws ch.183C).

          (51) All of the Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

          (52) No Mortgage Loan is a "High-Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003.

          (53) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current Standard & Poor's LEVELS(R) Version 5.6 Glossary Revised, Appendix E which is attached hereto as Exhibit Q (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

          (54) No Mortgage Loan originated on or after March 1, 2005 is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9).


                                   S-III-A-6

          (55) Each Mortgage Loan had a principal balance at its origination that was not in excess of Fannie Mae's then conforming loan limits.

          (56) No Mortgage Loan at its origination had a debt-to-income ratio in excess of 55%.

          (57) No borrower is a non-resident alien. Any borrower that is a permanent or non-permanent resident alien meets the eligibility requirements of the Fannie Mae Selling Guide.

          (58) No Mortgage Loan is secured by more than a single Mortgaged Property.

          (59) Any Mortgage Loan that constitutes an "equity loan" under
Section 50(a)(6), Article XVI of the Texas Constitution complies with all provisions of the Fannie Mae Selling Guide for Texas cashout refinance loans.

          (60) Except for Mortgage Loan #90862229, #90320839, #81168202 and
#78991957, all Mortgage Loans have a borrower FICO score.

          (61) No Mortgage Loan is secured by a Hotel Condominium.

          (62) Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide.

          (63) No Mortgage Loan is a "High-Cost Home Loan" as defined in New York Banking Law 6-1.

          (64) No Mortgage Loan is a "High-Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003).

          (65) No Mortgage Loan is a "High-Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat.
Section 360.100).

          (66) No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.).

          (67) No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years.

          (68) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration.

          (69) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension.


                                   S-III-A-7

Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

          (70) No borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.

          (71) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

          (72) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

          (73) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments.


                                   S-III-A-8

                                SCHEDULE III-B

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

            Representations and Warranties of Countrywide as to the
                          Countrywide Mortgage Loans
                          --------------------------

          Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule III-B to the Depositor, the Guarantor, the Master Servicer and the Trustee, with respect to the Countrywide Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Immediately prior to the assignment of each Countrywide Mortgage Loan to the Depositor, Countrywide had good title to, and was the sole owner of, such Countrywide Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                   S-III-B-1

                                SCHEDULE III-C

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

               Representations and Warranties of Park Granada as
                      to the Park Granada Mortgage Loans
                      ----------------------------------

          Park Granada LLC ("Park Granada") hereby makes the representations and warranties set forth in this Schedule III-C to the Depositor, the Guarantor, the Master Servicer and the Trustee, with respect to the Park Granada Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this
Schedule III-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Granada, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Immediately prior to the assignment of each Park Granada Mortgage Loan to the Depositor, Park Granada had good title to, and was the sole owner of, such Park Granada Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                   S-III-C-1

                                SCHEDULE III-D

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

            Representations and Warranties of Park Monaco as to the
                          Park Monaco Mortgage Loans
                          --------------------------

          Park Monaco Inc. ("Park Monaco") hereby makes the representations and warranties set forth in this Schedule III-D to the Depositor, the Guarantor, the Master Servicer and the Trustee, with respect to the Park Monaco Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this
Schedule III-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Monaco, as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Immediately prior to the assignment of each Park Monaco Mortgage Loan to the Depositor, Park Monaco had good title to, and was the sole owner of, such Park Monaco Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                   S-III-D-1

                                SCHEDULE III-E

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

              Representations and Warranties of Park Sienna as to
                        the Park Sienna Mortgage Loans
                        ------------------------------

          Park Sienna LLC ("Park Sienna") hereby makes the representations and warranties set forth in this Schedule III-E to the Depositor, the Guarantor, the Master Servicer and the Trustee, with respect to the Park Sienna Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-E shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Sienna, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Immediately prior to the assignment of each Park Sienna Mortgage Loan to the Depositor, Park Sienna had good title to, and was the sole owner of, such Park Sienna Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                   S-III-E-1

                                  SCHEDULE IV

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                               Series 2005-18CB

             Representations and Warranties of the Master Servicer
             -----------------------------------------------------

          Countrywide Home Loans Servicing LP ("Countrywide Servicing") hereby makes the representations and warranties set forth in this Schedule IV to the Depositor, the Guarantor, the Sellers and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, Federal National Mortgage Association, as guarantor of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Guarantor") and The Bank of New York, as trustee.

          (1) Countrywide Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Countrywide Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary partnership action on the part of Countrywide Servicing the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide Servicing, enforceable against Countrywide Servicing in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide Servicing, the servicing of the Mortgage Loans by Countrywide Servicing under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide Servicing and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of Countrywide Servicing or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide Servicing is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide Servicing of any court,


                                    S-IV-1
regulatory body, administrative agency or governmental body having jurisdiction over Countrywide Servicing; and Countrywide Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of Countrywide Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) Countrywide Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (5) No litigation is pending or, to the best of Countrywide Servicing's knowledge, threatened, against Countrywide Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide Servicing of, or compliance by Countrywide Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide Servicing has obtained the same.

          (7) Countrywide Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.


                                    S-IV-2

                                  SCHEDULE V

                          Principal Balance Schedules


              [Attached to Prospectus Supplement, if applicable]


                                     S-V-1


                                                   SCHEDULE VI
                                     Form of Monthly Master Servicer Report

===============================================================================================================
                                           LOAN LEVEL REPORTING SYSTEM
---------------------------------------------------------------------------------------------------------------
                                               DATABASE STRUCTURE
---------------------------------------------------------------------------------------------------------------
                                                  [MONTH, YEAR]
--------------------------- ----------------------- -------------------- -------------------- -----------------
       Field Number            Field Name              Field Type            Field Width            Dec
--------------------------- ----------------------- -------------------- -------------------- -----------------
        1                   INVNUM                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        2                   INVBLK                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        3                   INACNU                  Character                       8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        4                   BEGSCH                  Numeric                        15                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        5                   SCHPRN                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        6                   TADPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        7                   LIQEPB                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        8                   ACTCOD                  Numeric                        11
--------------------------- ----------------------- -------------------- -------------------- -----------------
        9                   ACTDAT                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        10                  INTPMT                  Numeric                         8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        11                  PRNPMT                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        12                  ENDSCH                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        13                  SCHNOT                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        14                  SCHPAS                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        15                  PRINPT                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        16                  PRIBAL                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        17                  LPIDTE                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        18                  DELPRN                  Numeric                         7
--------------------------- ----------------------- -------------------- -------------------- -----------------
        19                  PPDPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        20                  DELPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        21                  NXTCHG                  Numeric                         8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        22                  ARMNOT                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        23                  ARMPAS                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        24                  ARMPMT                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        25                  ZZTYPE                  Character                       2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        26                  ISSUID                  Character                       1
--------------------------- ----------------------- -------------------- -------------------- -----------------
        27                  KEYNAME                 Character                       8
--------------------------- ----------------------- -------------------- -------------------- -----------------
TOTAL                                                                             240
--------------------------- ----------------------- -------------------- -------------------- -----------------
    Suggested Format:       DBASE file
                            Modem transmission
=========================== ======================= ==================== ==================== =================



                                                     S-VI-1

                                 SCHEDULE VII
                                  Fannie Mae
                              Contract Schedules

                       ================================
                       Lender Loan Numbers
                       ================================
                       1321095
                       ================================
                       1584673
                       ================================
                       21157539
                       ================================
                       21835551
                       ================================
                       23503064
                       ================================
                       31652703
                       ================================
                       31832200
                       ================================
                       4006777
                       ================================
                       40141482
                       ================================
                       44034233
                       ================================
                       44035081
                       ================================
                       44035361
                       ================================
                       44035761
                       ================================
                       44514372
                       ================================
                       44524461
                       ================================
                       44525589
                       ================================
                       44532750
                       ================================
                       44533342
                       ================================
                       44545671
                       ================================
                       44551008
                       ================================
                       44551864
                       ================================
                       44572691
                       ================================
                       44584292
                       ================================
                       44601394
                       ================================
                       44606411
                       ================================
                       44629830
                       ================================
                       44630142
                       ================================
                       44633838
                       ================================
                       44636591
                       ================================
                       44651065
                       ================================
                       44838413
                       ================================
                       45417255
                       ================================
                       46676511
                       ================================
                       48406501
                       ================================
                       49089867
                       ================================
                       49178118
                       ================================


                                    S-VII-1

                       ================================
                       49549313
                       ================================
                       51383906
                       ================================
                       51437873
                       ================================
                       52461249
                       ================================
                       52581447
                       ================================
                       54688288
                       ================================
                       54754516
                       ================================
                       54839766
                       ================================
                       55424025
                       ================================
                       5669127
                       ================================
                       57524385
                       ================================
                       5834284
                       ================================
                       59122114
                       ================================
                       59873440
                       ================================
                       60562224
                       ================================
                       60564424
                       ================================
                       60564496
                       ================================
                       60564600
                       ================================
                       60564680
                       ================================
                       60564712
                       ================================
                       60564872
                       ================================
                       60564976
                       ================================
                       60565008
                       ================================
                       60565064
                       ================================
                       60565168
                       ================================
                       60565208
                       ================================
                       60565216
                       ================================
                       60565256
                       ================================
                       60565280
                       ================================
                       60565296
                       ================================
                       60565376
                       ================================
                       60565664
                       ================================
                       60566216
                       ================================
                       60566248
                       ================================
                       60566264
                       ================================
                       60566312
                       ================================
                       60566320
                       ================================
                       60566328
                       ================================
                       60566464
                       ================================
                       60566512
                       ================================
                       60566568
                       ================================


                                   S-VII-2

                       ================================
                       60566784
                       ================================
                       60566840
                       ================================
                       60566952
                       ================================
                       60567144
                       ================================
                       60567248
                       ================================
                       60567288
                       ================================
                       60567376
                       ================================
                       60567424
                       ================================
                       60567480
                       ================================
                       60567688
                       ================================
                       61585167
                       ================================
                       61620352
                       ================================
                       61671338
                       ================================
                       61833670
                       ================================
                       62013954
                       ================================
                       62283378
                       ================================
                       62448742
                       ================================
                       62486960
                       ================================
                       62762876
                       ================================
                       62864672
                       ================================
                       63021123
                       ================================
                       63059616
                       ================================
                       63361629
                       ================================
                       63369124
                       ================================
                       63445112
                       ================================
                       63460007
                       ================================
                       63909121
                       ================================
                       63958371
                       ================================
                       63981359
                       ================================
                       6407857
                       ================================
                       6408421
                       ================================
                       6408865
                       ================================
                       6409030
                       ================================
                       6410364
                       ================================
                       6410633
                       ================================
                       64315219
                       ================================
                       64315411
                       ================================
                       64315595
                       ================================
                       64479257
                       ================================
                       64727616
                       ================================
                       64728008
                       ================================


                                   S-VII-3

                       ================================
                       64819433
                       ================================
                       64908114
                       ================================
                       65109092
                       ================================
                       65111544
                       ================================
                       65111624
                       ================================
                       65815134
                       ================================
                       6611733
                       ================================
                       66944306
                       ================================
                       67103801
                       ================================
                       67185038
                       ================================
                       67185054
                       ================================
                       67260425
                       ================================
                       67260537
                       ================================
                       67260601
                       ================================
                       67367660
                       ================================
                       67392386
                       ================================
                       67525015
                       ================================
                       67580273
                       ================================
                       67766130
                       ================================
                       68181711
                       ================================
                       68249785
                       ================================
                       68249865
                       ================================
                       68249953
                       ================================
                       68367530
                       ================================
                       6990371
                       ================================
                       76600525
                       ================================
                       76609151
                       ================================
                       76748214
                       ================================
                       76796471
                       ================================
                       77182186
                       ================================
                       77259323
                       ================================
                       77281647
                       ================================
                       77311875
                       ================================
                       77436543
                       ================================
                       77620372
                       ================================
                       77623092
                       ================================
                       77699286
                       ================================
                       77845840
                       ================================
                       77945422
                       ================================
                       78056195
                       ================================
                       78057708
                       ================================


                                   S-VII-4

                       ================================
                       78152247
                       ================================
                       78603316
                       ================================
                       78622815
                       ================================
                       78689463
                       ================================
                       78726524
                       ================================
                       78791636
                       ================================
                       78803990
                       ================================
                       78811887
                       ================================
                       78850435
                       ================================
                       78991957
                       ================================
                       79028434
                       ================================
                       79029130
                       ================================
                       7915249
                       ================================
                       79284194
                       ================================
                       79296011
                       ================================
                       79359685
                       ================================
                       79389305
                       ================================
                       79430030
                       ================================
                       79446344
                       ================================
                       79504872
                       ================================
                       79555015
                       ================================
                       79556303
                       ================================
                       79594788
                       ================================
                       79640913
                       ================================
                       79641105
                       ================================
                       79661780
                       ================================
                       79703033
                       ================================
                       79733994
                       ================================
                       79765614
                       ================================
                       79819589
                       ================================
                       79824141
                       ================================
                       79825510
                       ================================
                       79844440
                       ================================
                       79850017
                       ================================
                       79856849
                       ================================
                       79858522
                       ================================
                       79864986
                       ================================
                       79873660
                       ================================
                       79941081
                       ================================
                       79949354
                       ================================
                       79954747
                       ================================


                                    S-VII-5

                       ================================
                       79957467
                       ================================
                       79958603
                       ================================
                       79992144
                       ================================
                       80020075
                       ================================
                       80058880
                       ================================
                       80075386
                       ================================
                       80075586
                       ================================
                       80082355
                       ================================
                       80108278
                       ================================
                       80119832
                       ================================
                       80120048
                       ================================
                       80125168
                       ================================
                       80129929
                       ================================
                       80132473
                       ================================
                       80137178
                       ================================
                       80137770
                       ================================
                       80139978
                       ================================
                       80155420
                       ================================
                       80156396
                       ================================
                       80160661
                       ================================
                       80161965
                       ================================
                       80162773
                       ================================
                       80165701
                       ================================
                       80173286
                       ================================
                       80178759
                       ================================
                       80183456
                       ================================
                       80184776
                       ================================
                       80185000
                       ================================
                       80189152
                       ================================
                       80189744
                       ================================
                       80191000
                       ================================
                       80191633
                       ================================
                       80192337
                       ================================
                       80193993
                       ================================
                       80194057
                       ================================
                       80194321
                       ================================
                       80196313
                       ================================
                       80197345
                       ================================
                       80197785
                       ================================
                       80203978
                       ================================
                       80206210
                       ================================


                                   S-VII-6

                       ================================
                       80206442
                       ================================
                       80207491
                       ================================
                       80223188
                       ================================
                       80233366
                       ================================
                       80236630
                       ================================
                       80242551
                       ================================
                       80253632
                       ================================
                       80254736
                       ================================
                       80255977
                       ================================
                       80256209
                       ================================
                       80257009
                       ================================
                       80257593
                       ================================
                       80261585
                       ================================
                       80261953
                       ================================
                       80262865
                       ================================
                       80262881
                       ================================
                       80264010
                       ================================
                       80265082
                       ================================
                       80266042
                       ================================
                       80267386
                       ================================
                       80267482
                       ================================
                       80269354
                       ================================
                       80271379
                       ================================
                       80271603
                       ================================
                       80274595
                       ================================
                       80279340
                       ================================
                       80281180
                       ================================
                       80284396
                       ================================
                       80286100
                       ================================
                       80292853
                       ================================
                       80293573
                       ================================
                       80294125
                       ================================
                       80299446
                       ================================
                       80299998
                       ================================
                       80301310
                       ================================
                       80305711
                       ================================
                       80306263
                       ================================
                       80311576
                       ================================
                       80311600
                       ================================
                       80324977
                       ================================
                       80330682
                       ================================


                                   S-VII-7

                       ================================
                       80331554
                       ================================
                       80333242
                       ================================
                       80337138
                       ================================
                       80343531
                       ================================
                       80349172
                       ================================
                       80359125
                       ================================
                       80360253
                       ================================
                       80362566
                       ================================
                       80364598
                       ================================
                       80364798
                       ================================
                       80365374
                       ================================
                       80367222
                       ================================
                       80367254
                       ================================
                       80367326
                       ================================
                       80368046
                       ================================
                       80368638
                       ================================
                       80368782
                       ================================
                       80369126
                       ================================
                       80369366
                       ================================
                       80373471
                       ================================
                       80384096
                       ================================
                       80387193
                       ================================
                       80388369
                       ================================
                       80389145
                       ================================
                       80389289
                       ================================
                       80389609
                       ================================
                       80393930
                       ================================
                       80395018
                       ================================
                       80395122
                       ================================
                       80395466
                       ================================
                       80407563
                       ================================
                       80409435
                       ================================
                       80410316
                       ================================
                       80411972
                       ================================
                       80414708
                       ================================
                       80416172
                       ================================
                       80418453
                       ================================
                       80420413
                       ================================
                       80424533
                       ================================
                       80425702
                       ================================
                       80427078
                       ================================


                                   S-VII-8

                       ================================
                       80428030
                       ================================
                       80431230
                       ================================
                       80434399
                       ================================
                       80436599
                       ================================
                       80438111
                       ================================
                       80439751
                       ================================
                       80440311
                       ================================
                       80441495
                       ================================
                       80441728
                       ================================
                       80441872
                       ================================
                       80442064
                       ================================
                       80442600
                       ================================
                       80443552
                       ================================
                       80443576
                       ================================
                       80446296
                       ================================
                       80450321
                       ================================
                       80450921
                       ================================
                       80451873
                       ================================
                       80454065
                       ================================
                       80455649
                       ================================
                       80455921
                       ================================
                       80455993
                       ================================
                       80460218
                       ================================
                       80461266
                       ================================
                       80462178
                       ================================
                       80468363
                       ================================
                       80472635
                       ================================
                       80473091
                       ================================
                       80474412
                       ================================
                       80477540
                       ================================
                       80478636
                       ================================
                       80479356
                       ================================
                       80480612
                       ================================
                       80480780
                       ================================
                       80482301
                       ================================
                       80486925
                       ================================
                       80489373
                       ================================
                       80491646
                       ================================
                       80491670
                       ================================
                       80491814
                       ================================
                       80495990
                       ================================


                                   S-VII-9

                       ================================
                       80496782
                       ================================
                       80497102
                       ================================
                       80497743
                       ================================
                       80504871
                       ================================
                       80504895
                       ================================
                       80508024
                       ================================
                       80513553
                       ================================
                       80513801
                       ================================
                       80514273
                       ================================
                       80514545
                       ================================
                       80515281
                       ================================
                       80516649
                       ================================
                       80517097
                       ================================
                       80521834
                       ================================
                       80522082
                       ================================
                       80525218
                       ================================
                       80525810
                       ================================
                       80527602
                       ================================
                       80527738
                       ================================
                       80529394
                       ================================
                       80530651
                       ================================
                       80532267
                       ================================
                       80533059
                       ================================
                       80533139
                       ================================
                       80534931
                       ================================
                       80541612
                       ================================
                       80543684
                       ================================
                       80543844
                       ================================
                       80545933
                       ================================
                       80545965
                       ================================
                       80547493
                       ================================
                       80547509
                       ================================
                       80547845
                       ================================
                       80549045
                       ================================
                       80549189
                       ================================
                       80549373
                       ================================
                       80554478
                       ================================
                       80556742
                       ================================
                       80556926
                       ================================
                       80557550
                       ================================
                       80558190
                       ================================


                                   S-VII-10

                       ================================
                       80561567
                       ================================
                       80561823
                       ================================
                       80562655
                       ================================
                       80563271
                       ================================
                       80564239
                       ================================
                       80567743
                       ================================
                       80568431
                       ================================
                       80569496
                       ================================
                       80569952
                       ================================
                       80571376
                       ================================
                       80571488
                       ================================
                       80572440
                       ================================
                       80572696
                       ================================
                       80573368
                       ================================
                       80573552
                       ================================
                       80574840
                       ================================
                       80574928
                       ================================
                       80575512
                       ================================
                       80579361
                       ================================
                       80582897
                       ================================
                       80583089
                       ================================
                       80583353
                       ================================
                       80583529
                       ================================
                       80584113
                       ================================
                       80585818
                       ================================
                       80586554
                       ================================
                       80586642
                       ================================
                       80587690
                       ================================
                       80588282
                       ================================
                       80589066
                       ================================
                       80590474
                       ================================
                       80593875
                       ================================
                       80594483
                       ================================
                       80595203
                       ================================
                       80595459
                       ================================
                       80596347
                       ================================
                       80597291
                       ================================
                       80598379
                       ================================
                       80599435
                       ================================
                       80602284
                       ================================
                       80603372
                       ================================


                                   S-VII-11

                       ================================
                       80604188
                       ================================
                       80604636
                       ================================
                       80605076
                       ================================
                       80605748
                       ================================
                       80606260
                       ================================
                       80607244
                       ================================
                       80609429
                       ================================
                       80609637
                       ================================
                       80615397
                       ================================
                       80615413
                       ================================
                       80615733
                       ================================
                       80615869
                       ================================
                       80616869
                       ================================
                       80616877
                       ================================
                       80619190
                       ================================
                       80619598
                       ================================
                       80619670
                       ================================
                       80620910
                       ================================
                       80623862
                       ================================
                       80624062
                       ================================
                       80624526
                       ================================
                       80624838
                       ================================
                       80625239
                       ================================
                       80626079
                       ================================
                       80626423
                       ================================
                       80626871
                       ================================
                       80629359
                       ================================
                       80630039
                       ================================
                       80630239
                       ================================
                       80632143
                       ================================
                       80633776
                       ================================
                       80633816
                       ================================
                       80634416
                       ================================
                       80635336
                       ================================
                       80638224
                       ================================
                       80639880
                       ================================
                       80640632
                       ================================
                       80641265
                       ================================
                       80643497
                       ================================
                       80644961
                       ================================
                       80648865
                       ================================


                                   S-VII-12

                       ================================
                       80651066
                       ================================
                       80651242
                       ================================
                       80653418
                       ================================
                       80654562
                       ================================
                       80656018
                       ================================
                       80656666
                       ================================
                       80658027
                       ================================
                       80658715
                       ================================
                       80658819
                       ================================
                       80659203
                       ================================
                       80660931
                       ================================
                       80661203
                       ================================
                       80662027
                       ================================
                       80662563
                       ================================
                       80662739
                       ================================
                       80663083
                       ================================
                       80664003
                       ================================
                       80665212
                       ================================
                       80666940
                       ================================
                       80668228
                       ================================
                       80668708
                       ================================
                       80669348
                       ================================
                       80669580
                       ================================
                       80669884
                       ================================
                       80669948
                       ================================
                       80670284
                       ================================
                       80672020
                       ================================
                       80672268
                       ================================
                       80673677
                       ================================
                       80675909
                       ================================
                       80676165
                       ================================
                       80676317
                       ================================
                       80677029
                       ================================
                       80678253
                       ================================
                       80678813
                       ================================
                       80680685
                       ================================
                       80683254
                       ================================
                       80683958
                       ================================
                       80684342
                       ================================
                       80685446
                       ================================
                       80687334
                       ================================


                                   S-VII-13

                       ================================
                       80688982
                       ================================
                       80689743
                       ================================
                       80692151
                       ================================
                       80693231
                       ================================
                       80693495
                       ================================
                       80694951
                       ================================
                       80695703
                       ================================
                       80696687
                       ================================
                       80698472
                       ================================
                       80700376
                       ================================
                       80705056
                       ================================
                       80705721
                       ================================
                       80706345
                       ================================
                       80706961
                       ================================
                       80707473
                       ================================
                       80708489
                       ================================
                       80708745
                       ================================
                       80708761
                       ================================
                       80708969
                       ================================
                       80709593
                       ================================
                       80709745
                       ================================
                       80710153
                       ================================
                       80711929
                       ================================
                       80712153
                       ================================
                       80713378
                       ================================
                       80713490
                       ================================
                       80714506
                       ================================
                       80718282
                       ================================
                       80718482
                       ================================
                       80718610
                       ================================
                       80719042
                       ================================
                       80721026
                       ================================
                       80721163
                       ================================
                       80722299
                       ================================
                       80722931
                       ================================
                       80723955
                       ================================
                       80724115
                       ================================
                       80724403
                       ================================
                       80724419
                       ================================
                       80729124
                       ================================
                       80730100
                       ================================



                                   S-VII-14

                       ================================
                       80730108
                       ================================
                       80731684
                       ================================
                       80732108
                       ================================
                       80732676
                       ================================
                       80735604
                       ================================
                       80735628
                       ================================
                       80736076
                       ================================
                       80736452
                       ================================
                       80736676
                       ================================
                       80736788
                       ================================
                       80737837
                       ================================
                       80738141
                       ================================
                       80739157
                       ================================
                       80739437
                       ================================
                       80740589
                       ================================
                       80740893
                       ================================
                       80741717
                       ================================
                       80742437
                       ================================
                       80743565
                       ================================
                       80743925
                       ================================
                       80826824
                       ================================
                       80827360
                       ================================
                       80828072
                       ================================
                       80829008
                       ================================
                       80829024
                       ================================
                       80829632
                       ================================
                       80832552
                       ================================
                       80833657
                       ================================
                       80834897
                       ================================
                       80835153
                       ================================
                       80835193
                       ================================
                       80835361
                       ================================
                       80837153
                       ================================
                       80837985
                       ================================
                       80838105
                       ================================
                       80838353
                       ================================
                       80838753
                       ================================
                       80839681
                       ================================
                       80840569
                       ================================
                       80843626
                       ================================
                       80843938
                       ================================


                                   S-VII-15

                       ================================
                       80843946
                       ================================
                       80845458
                       ================================
                       80845578
                       ================================
                       80846378
                       ================================
                       80847538
                       ================================
                       80847722
                       ================================
                       80847906
                       ================================
                       80851123
                       ================================
                       80851875
                       ================================
                       80852451
                       ================================
                       80854883
                       ================================
                       80856347
                       ================================
                       80856940
                       ================================
                       80857716
                       ================================
                       80859228
                       ================================
                       80860236
                       ================================
                       80860756
                       ================================
                       80860780
                       ================================
                       80860844
                       ================================
                       80861452
                       ================================
                       80861964
                       ================================
                       80862772
                       ================================
                       80863004
                       ================================
                       80863148
                       ================================
                       80863764
                       ================================
                       80863788
                       ================================
                       80864821
                       ================================
                       80867173
                       ================================
                       80867429
                       ================================
                       80868765
                       ================================
                       80869541
                       ================================
                       80870261
                       ================================
                       80872141
                       ================================
                       80872485
                       ================================
                       80874294
                       ================================
                       80875390
                       ================================
                       80875638
                       ================================
                       80875678
                       ================================
                       80877174
                       ================================
                       80877446
                       ================================
                       80877574
                       ================================


                                   S-VII-16

                       ================================
                       80878022
                       ================================
                       80878838
                       ================================
                       80878902
                       ================================
                       80879710
                       ================================
                       80879782
                       ================================
                       80880518
                       ================================
                       80881719
                       ================================
                       80882111
                       ================================
                       80883655
                       ================================
                       80884407
                       ================================
                       80884663
                       ================================
                       80886423
                       ================================
                       80886655
                       ================================
                       80888063
                       ================================
                       80889432
                       ================================
                       80889744
                       ================================
                       80890024
                       ================================
                       80891624
                       ================================
                       80892280
                       ================================
                       80893704
                       ================================
                       80893760
                       ================================
                       80893792
                       ================================
                       80893832
                       ================================
                       80894344
                       ================================
                       80894936
                       ================================
                       80895024
                       ================================
                       80895168
                       ================================
                       80896112
                       ================================
                       80896480
                       ================================
                       80896873
                       ================================
                       80900625
                       ================================
                       80901649
                       ================================
                       80902033
                       ================================
                       80903049
                       ================================
                       80903577
                       ================================
                       80903665
                       ================================
                       80903953
                       ================================
                       80904794
                       ================================
                       80905810
                       ================================
                       80906442
                       ================================
                       80907018
                       ================================


                                   S-VII-17

                       ================================
                       80907474
                       ================================
                       80908250
                       ================================
                       80908474
                       ================================
                       80908914
                       ================================
                       80908954
                       ================================
                       80909106
                       ================================
                       80909266
                       ================================
                       80909578
                       ================================
                       80910050
                       ================================
                       80911386
                       ================================
                       80912819
                       ================================
                       80913379
                       ================================
                       80914163
                       ================================
                       80914635
                       ================================
                       80915443
                       ================================
                       80917003
                       ================================
                       80917051
                       ================================
                       80917859
                       ================================
                       80918843
                       ================================
                       80919979
                       ================================
                       80920804
                       ================================
                       80920892
                       ================================
                       80923172
                       ================================
                       80923740
                       ================================
                       80924588
                       ================================
                       80925476
                       ================================
                       80926004
                       ================================
                       80926484
                       ================================
                       80926588
                       ================================
                       80927052
                       ================================
                       80927540
                       ================================
                       80928300
                       ================================
                       80929493
                       ================================
                       80929565
                       ================================
                       80929821
                       ================================
                       80933757
                       ================================
                       80933765
                       ================================
                       80934013
                       ================================
                       80934285
                       ================================
                       80934901
                       ================================
                       80935157
                       ================================


                                   S-VII-18

                       ================================
                       80936806
                       ================================
                       80938030
                       ================================
                       80938550
                       ================================
                       80938734
                       ================================
                       80939038
                       ================================
                       80940142
                       ================================
                       80942982
                       ================================
                       80943454
                       ================================
                       80945111
                       ================================
                       80945447
                       ================================
                       80949039
                       ================================
                       80949359
                       ================================
                       80953232
                       ================================
                       80953904
                       ================================
                       80954424
                       ================================
                       80955776
                       ================================
                       80955848
                       ================================
                       80956320
                       ================================
                       80956432
                       ================================
                       80956464
                       ================================
                       80956792
                       ================================
                       80956952
                       ================================
                       80956976
                       ================================
                       80957008
                       ================================
                       80958280
                       ================================
                       80958448
                       ================================
                       80958912
                       ================================
                       80958928
                       ================================
                       80959112
                       ================================
                       80959256
                       ================================
                       80960088
                       ================================
                       80960713
                       ================================
                       80961257
                       ================================
                       80962089
                       ================================
                       80962441
                       ================================
                       80964769
                       ================================
                       80966265
                       ================================
                       80977491
                       ================================
                       80977627
                       ================================
                       80979043
                       ================================
                       80983267
                       ================================


                                   S-VII-19

                       ================================
                       80983811
                       ================================
                       80984243
                       ================================
                       80984515
                       ================================
                       80984604
                       ================================
                       80984724
                       ================================
                       80984780
                       ================================
                       80985116
                       ================================
                       80985276
                       ================================
                       80987228
                       ================================
                       80990372
                       ================================
                       80992220
                       ================================
                       80992356
                       ================================
                       80992613
                       ================================
                       80992989
                       ================================
                       80993301
                       ================================
                       80994117
                       ================================
                       80994965
                       ================================
                       80995237
                       ================================
                       80995885
                       ================================
                       80996493
                       ================================
                       80998269
                       ================================
                       80998325
                       ================================
                       80998725
                       ================================
                       80999581
                       ================================
                       81001918
                       ================================
                       81001926
                       ================================
                       81002454
                       ================================
                       81002974
                       ================================
                       81003662
                       ================================
                       81004038
                       ================================
                       81004278
                       ================================
                       81005070
                       ================================
                       81007398
                       ================================
                       81008014
                       ================================
                       81008422
                       ================================
                       81008559
                       ================================
                       81009079
                       ================================
                       81009119
                       ================================
                       81009423
                       ================================
                       81010311
                       ================================
                       81011207
                       ================================


                                   S-VII-20

                       ================================
                       81012271
                       ================================
                       81014207
                       ================================
                       81017504
                       ================================
                       81017800
                       ================================
                       81018032
                       ================================
                       81020712
                       ================================
                       81020784
                       ================================
                       81022328
                       ================================
                       81022568
                       ================================
                       81023776
                       ================================
                       81024088
                       ================================
                       81024753
                       ================================
                       81025281
                       ================================
                       81026857
                       ================================
                       81029361
                       ================================
                       81029705
                       ================================
                       81030577
                       ================================
                       81030921
                       ================================
                       81031073
                       ================================
                       81033482
                       ================================
                       81035090
                       ================================
                       81036226
                       ================================
                       81037290
                       ================================
                       81037306
                       ================================
                       81037386
                       ================================
                       81037538
                       ================================
                       81038082
                       ================================
                       81038418
                       ================================
                       81038562
                       ================================
                       81039338
                       ================================
                       81039426
                       ================================
                       81039442
                       ================================
                       81039570
                       ================================
                       81041667
                       ================================
                       81042691
                       ================================
                       81042731
                       ================================
                       81042755
                       ================================
                       81043099
                       ================================
                       81044051
                       ================================
                       81044867
                       ================================
                       81046667
                       ================================


                                   S-VII-21

                       ================================
                       81047419
                       ================================
                       81047603
                       ================================
                       81055380
                       ================================
                       81055772
                       ================================
                       81055908
                       ================================
                       81056917
                       ================================
                       81057005
                       ================================
                       81057221
                       ================================
                       81058125
                       ================================
                       81058541
                       ================================
                       81059125
                       ================================
                       81059669
                       ================================
                       81059725
                       ================================
                       81060565
                       ================================
                       81060869
                       ================================
                       81061309
                       ================================
                       81061917
                       ================================
                       81062685
                       ================================
                       81064405
                       ================================
                       81064478
                       ================================
                       81065366
                       ================================
                       81065918
                       ================================
                       81066326
                       ================================
                       81066542
                       ================================
                       81066758
                       ================================
                       81066830
                       ================================
                       81067126
                       ================================
                       81068222
                       ================================
                       81068414
                       ================================
                       81068470
                       ================================
                       81068758
                       ================================
                       81069278
                       ================================
                       81069342
                       ================================
                       81070286
                       ================================
                       81070590
                       ================================
                       81070822
                       ================================
                       81072126
                       ================================
                       81072302
                       ================================
                       81074335
                       ================================
                       81074343
                       ================================
                       81074975
                       ================================


                                   S-VII-22

                       ================================
                       81075031
                       ================================
                       81075095
                       ================================
                       81075911
                       ================================
                       81077023
                       ================================
                       81077039
                       ================================
                       81077215
                       ================================
                       81077255
                       ================================
                       81077335
                       ================================
                       81077567
                       ================================
                       81078639
                       ================================
                       81079215
                       ================================
                       81079239
                       ================================
                       81079399
                       ================================
                       81079783
                       ================================
                       81080640
                       ================================
                       81081304
                       ================================
                       81082144
                       ================================
                       81083440
                       ================================
                       81084384
                       ================================
                       81084936
                       ================================
                       81085168
                       ================================
                       81085792
                       ================================
                       81086136
                       ================================
                       81087160
                       ================================
                       81087168
                       ================================
                       81087728
                       ================================
                       81088945
                       ================================
                       81089225
                       ================================
                       81089433
                       ================================
                       81091729
                       ================================
                       81092705
                       ================================
                       81092817
                       ================================
                       81095969
                       ================================
                       81096137
                       ================================
                       81096666
                       ================================
                       81097050
                       ================================
                       81097138
                       ================================
                       81097386
                       ================================
                       81097538
                       ================================
                       81097754
                       ================================
                       81098082
                       ================================


                                   S-VII-23

                       ================================
                       81098170
                       ================================
                       81098706
                       ================================
                       81099178
                       ================================
                       81099738
                       ================================
                       81101050
                       ================================
                       81101114
                       ================================
                       81101594
                       ================================
                       81102914
                       ================================
                       81103874
                       ================================
                       81103978
                       ================================
                       81104034
                       ================================
                       81104042
                       ================================
                       81104411
                       ================================
                       81104443
                       ================================
                       81106339
                       ================================
                       81106651
                       ================================
                       81106715
                       ================================
                       81106723
                       ================================
                       81106755
                       ================================
                       81108323
                       ================================
                       81108667
                       ================================
                       81108795
                       ================================
                       81109155
                       ================================
                       81109563
                       ================================
                       81110139
                       ================================
                       81110691
                       ================================
                       81110779
                       ================================
                       81111443
                       ================================
                       81111571
                       ================================
                       81112460
                       ================================
                       81112508
                       ================================
                       81113140
                       ================================
                       81113260
                       ================================
                       81113436
                       ================================
                       81114772
                       ================================
                       81114876
                       ================================
                       81114940
                       ================================
                       81115068
                       ================================
                       81120220
                       ================================
                       81122341
                       ================================
                       81123069
                       ================================


                                   S-VII-24

                       ================================
                       81123685
                       ================================
                       81124501
                       ================================
                       81124549
                       ================================
                       81124581
                       ================================
                       81125053
                       ================================
                       81125525
                       ================================
                       81125597
                       ================================
                       81125917
                       ================================
                       81126757
                       ================================
                       81127469
                       ================================
                       81128189
                       ================================
                       81131942
                       ================================
                       81132310
                       ================================
                       81132414
                       ================================
                       81133198
                       ================================
                       81133270
                       ================================
                       81133470
                       ================================
                       81133734
                       ================================
                       81135222
                       ================================
                       81135630
                       ================================
                       81136222
                       ================================
                       81136375
                       ================================
                       81138103
                       ================================
                       81140223
                       ================================
                       81140303
                       ================================
                       81142423
                       ================================
                       81142863
                       ================================
                       81143703
                       ================================
                       81144536
                       ================================
                       81144880
                       ================================
                       81145584
                       ================================
                       81145960
                       ================================
                       81146120
                       ================================
                       81146384
                       ================================
                       81147256
                       ================================
                       81147408
                       ================================
                       81147872
                       ================================
                       81148152
                       ================================
                       81148240
                       ================================
                       81148512
                       ================================
                       81149488
                       ================================


                                   S-VII-25

                       ================================
                       81153793
                       ================================
                       81154089
                       ================================
                       81154769
                       ================================
                       81154801
                       ================================
                       81154857
                       ================================
                       81155073
                       ================================
                       81155121
                       ================================
                       81156953
                       ================================
                       81158873
                       ================================
                       81159401
                       ================================
                       81159721
                       ================================
                       81162762
                       ================================
                       81162818
                       ================================
                       81163138
                       ================================
                       81163210
                       ================================
                       81165586
                       ================================
                       81165698
                       ================================
                       81165794
                       ================================
                       81166258
                       ================================
                       81166826
                       ================================
                       81166946
                       ================================
                       81167370
                       ================================
                       81167554
                       ================================
                       81167874
                       ================================
                       81167962
                       ================================
                       81168202
                       ================================
                       81168467
                       ================================
                       81168891
                       ================================
                       81169203
                       ================================
                       81169355
                       ================================
                       81169939
                       ================================
                       81169963
                       ================================
                       81170115
                       ================================
                       81170467
                       ================================
                       81170603
                       ================================
                       81171491
                       ================================
                       81171515
                       ================================
                       81173283
                       ================================
                       81174075
                       ================================
                       81174091
                       ================================
                       81174227
                       ================================


                                   S-VII-26

                       ================================
                       81174763
                       ================================
                       81175131
                       ================================
                       81175331
                       ================================
                       81175419
                       ================================
                       81175571
                       ================================
                       81175747
                       ================================
                       81176011
                       ================================
                       81176260
                       ================================
                       81176372
                       ================================
                       81176604
                       ================================
                       81178156
                       ================================
                       81179244
                       ================================
                       81180220
                       ================================
                       81180748
                       ================================
                       81181604
                       ================================
                       81182028
                       ================================
                       81182284
                       ================================
                       81182764
                       ================================
                       81184317
                       ================================
                       81184445
                       ================================
                       81184565
                       ================================
                       81184621
                       ================================
                       81185797
                       ================================
                       81186773
                       ================================
                       81187693
                       ================================
                       81188565
                       ================================
                       81188677
                       ================================
                       81189069
                       ================================
                       81189829
                       ================================
                       81190061
                       ================================
                       81190245
                       ================================
                       81191309
                       ================================
                       81191517
                       ================================
                       81191629
                       ================================
                       81192013
                       ================================
                       81192814
                       ================================
                       81194878
                       ================================
                       81194894
                       ================================
                       81195014
                       ================================
                       81195302
                       ================================
                       81195350
                       ================================


                                   S-VII-27

                       ================================
                       81195798
                       ================================
                       81196854
                       ================================
                       81197014
                       ================================
                       81198294
                       ================================
                       81199670
                       ================================
                       81200054
                       ================================
                       81200439
                       ================================
                       81200471
                       ================================
                       81200887
                       ================================
                       81201311
                       ================================
                       81201391
                       ================================
                       81201743
                       ================================
                       81202039
                       ================================
                       81202175
                       ================================
                       81202399
                       ================================
                       81202663
                       ================================
                       81202847
                       ================================
                       81203263
                       ================================
                       81204487
                       ================================
                       81205311
                       ================================
                       81205431
                       ================================
                       81205511
                       ================================
                       81205591
                       ================================
                       81208472
                       ================================
                       81211248
                       ================================
                       81212960
                       ================================
                       81216889
                       ================================
                       81220297
                       ================================
                       81221089
                       ================================
                       81221329
                       ================================
                       81221529
                       ================================
                       81221553
                       ================================
                       81222025
                       ================================
                       81222737
                       ================================
                       81224538
                       ================================
                       81225162
                       ================================
                       81225682
                       ================================
                       81226074
                       ================================
                       81226250
                       ================================
                       81226266
                       ================================
                       81226386
                       ================================


                                   S-VII-28

                       ================================
                       81226578
                       ================================
                       81226690
                       ================================
                       81226826
                       ================================
                       81227154
                       ================================
                       81227538
                       ================================
                       81227786
                       ================================
                       81230522
                       ================================
                       81230642
                       ================================
                       81230986
                       ================================
                       81231042
                       ================================
                       81232147
                       ================================
                       81232331
                       ================================
                       81232875
                       ================================
                       81233187
                       ================================
                       81233579
                       ================================
                       81235075
                       ================================
                       81236171
                       ================================
                       81236203
                       ================================
                       81236363
                       ================================
                       81236395
                       ================================
                       81236707
                       ================================
                       81237083
                       ================================
                       81237387
                       ================================
                       81237979
                       ================================
                       81238019
                       ================================
                       81238027
                       ================================
                       81238267
                       ================================
                       81238819
                       ================================
                       81238939
                       ================================
                       81239035
                       ================================
                       81239971
                       ================================
                       81240548
                       ================================
                       81240756
                       ================================
                       81240964
                       ================================
                       81241364
                       ================================
                       81241940
                       ================================
                       81241956
                       ================================
                       81242716
                       ================================
                       81242892
                       ================================
                       81243100
                       ================================
                       81243348
                       ================================


                                   S-VII-29

                       ================================
                       81244164
                       ================================
                       81244340
                       ================================
                       81244356
                       ================================
                       81245212
                       ================================
                       81246180
                       ================================
                       81246252
                       ================================
                       81246772
                       ================================
                       81246964
                       ================================
                       81247036
                       ================================
                       81247492
                       ================================
                       81247556
                       ================================
                       81248028
                       ================================
                       81248493
                       ================================
                       81248837
                       ================================
                       81248949
                       ================================
                       81249653
                       ================================
                       81249805
                       ================================
                       81249837
                       ================================
                       81249893
                       ================================
                       81250285
                       ================================
                       81250493
                       ================================
                       81251053
                       ================================
                       81251133
                       ================================
                       81251173
                       ================================
                       81251189
                       ================================
                       81251205
                       ================================
                       81251341
                       ================================
                       81251437
                       ================================
                       81253413
                       ================================
                       81253965
                       ================================
                       81254293
                       ================================
                       81254325
                       ================================
                       81254421
                       ================================
                       81254653
                       ================================
                       81254813
                       ================================
                       81254885
                       ================================
                       81255037
                       ================================
                       81255101
                       ================================
                       81255149
                       ================================
                       81256126
                       ================================
                       81256294
                       ================================


                                   S-VII-30

                       ================================
                       81256366
                       ================================
                       81256582
                       ================================
                       81257398
                       ================================
                       81258774
                       ================================
                       81259862
                       ================================
                       81259910
                       ================================
                       81259950
                       ================================
                       81260046
                       ================================
                       81260094
                       ================================
                       81260174
                       ================================
                       81260190
                       ================================
                       81260902
                       ================================
                       81261110
                       ================================
                       81261302
                       ================================
                       81261390
                       ================================
                       81261622
                       ================================
                       81261894
                       ================================
                       81261926
                       ================================
                       81262222
                       ================================
                       81262270
                       ================================
                       81262590
                       ================================
                       81262758
                       ================================
                       81262814
                       ================================
                       81262838
                       ================================
                       81263230
                       ================================
                       81263998
                       ================================
                       81264175
                       ================================
                       81264951
                       ================================
                       81265735
                       ================================
                       81266935
                       ================================
                       81267959
                       ================================
                       81268423
                       ================================
                       81268471
                       ================================
                       81269351
                       ================================
                       81269815
                       ================================
                       81271391
                       ================================
                       81271831
                       ================================
                       81271871
                       ================================
                       81272152
                       ================================
                       81272416
                       ================================
                       81273032
                       ================================


                                   S-VII-31

                       ================================
                       81273448
                       ================================
                        81273504
                       ================================
                       81273976
                       ================================
                       81274048
                       ================================
                       81274128
                       ================================
                       81274296
                       ================================
                       81274400
                       ================================
                       81274648
                       ================================
                       81274688
                       ================================
                       81274808
                       ================================
                       81274888
                       ================================
                       81274976
                       ================================
                       81275168
                       ================================
                       81275280
                       ================================
                       81275944
                       ================================
                       81276344
                       ================================
                       81276672
                       ================================
                       81276736
                       ================================
                       81277720
                       ================================
                       81277800
                       ================================
                       81277808
                       ================================
                       81278856
                       ================================
                       81279776
                       ================================
                       81280401
                       ================================
                       81282433
                       ================================
                       81283033
                       ================================
                       81283297
                       ================================
                       81283393
                       ================================
                       81284697
                       ================================
                       81284745
                       ================================
                       81284905
                       ================================
                       81285361
                       ================================
                       81285385
                       ================================
                       81285393
                       ================================
                       81285457
                       ================================
                       81285537
                       ================================
                       81286209
                       ================================
                       81286409
                       ================================
                       81286601
                       ================================
                       81287985
                       ================================
                       81288178
                       ================================


                                   S-VII-32

                       ================================
                       81288498
                       ================================
                       81289122
                       ================================
                       81289290
                       ================================
                       81289370
                       ================================
                       81289466
                       ================================
                       81289530
                       ================================
                       81289642
                       ================================
                       81289714
                       ================================
                       81289938
                       ================================
                       81290434
                       ================================
                       81293010
                       ================================
                       81293098
                       ================================
                       81293322
                       ================================
                       81293386
                       ================================
                       81293610
                       ================================
                       81293802
                       ================================
                       81293818
                       ================================
                       81293970
                       ================================
                       81294074
                       ================================
                       81294274
                       ================================
                       81294642
                       ================================
                       81294746
                       ================================
                       81294922
                       ================================
                       81295306
                       ================================
                       81295346
                       ================================
                       81295474
                       ================================
                       81295722
                       ================================
                       81295874
                       ================================
                       81295938
                       ================================
                       81296067
                       ================================
                       81296123
                       ================================
                       81296275
                       ================================
                       81296307
                       ================================
                       81296499
                       ================================
                       81297411
                       ================================
                       81298899
                       ================================
                       81299019
                       ================================
                       81299171
                       ================================
                       81299219
                       ================================
                       81299411
                       ================================
                       81301467
                       ================================


                                   S-VII-33

                       ================================
                       81302683
                       ================================
                       81302947
                       ================================
                       81303051
                       ================================
                       81303075
                       ================================
                       81303307
                       ================================
                       81303403
                       ================================
                       81303595
                       ================================
                       81303675
                       ================================
                       81303683
                       ================================
                       81304036
                       ================================
                       81304556
                       ================================
                       81305396
                       ================================
                       81305684
                       ================================
                       81305948
                       ================================
                       81306300
                       ================================
                       81306316
                       ================================
                       81306588
                       ================================
                       81306676
                       ================================
                       81308052
                       ================================
                       81308172
                       ================================
                       81308308
                       ================================
                       81309724
                       ================================
                       81310092
                       ================================
                       81310204
                       ================================
                       81310412
                       ================================
                       81310564
                       ================================
                       81310660
                       ================================
                       81310740
                       ================================
                       81311292
                       ================================
                       81314341
                       ================================
                       81315029
                       ================================
                       81315533
                       ================================
                       81315597
                       ================================
                       81315981
                       ================================
                       81315989
                       ================================
                       81316045
                       ================================
                       81316133
                       ================================
                       81316221
                       ================================
                       81318133
                       ================================
                       81320542
                       ================================
                       81320566
                       ================================


                                   S-VII-34

                       ================================
                       81320590
                       ================================
                       81320726
                       ================================
                       81320758
                       ================================
                       81321654
                       ================================
                       81321894
                       ================================
                       81325662
                       ================================
                       81326782
                       ================================
                       81326830
                       ================================
                       81327006
                       ================================
                       81327342
                       ================================
                       81328895
                       ================================
                       81329079
                       ================================
                       81330231
                       ================================
                       81330391
                       ================================
                       81330583
                       ================================
                       81330919
                       ================================
                       81331215
                       ================================
                       81331911
                       ================================
                       81332079
                       ================================
                       81332247
                       ================================
                       81332335
                       ================================
                       81334751
                       ================================
                       81335295
                       ================================
                       81336072
                       ================================
                       81336136
                       ================================
                       81336216
                       ================================
                       81336256
                       ================================
                       81336264
                       ================================
                       81336312
                       ================================
                       81336544
                       ================================
                       81336624
                       ================================
                       81336920
                       ================================
                       81337136
                       ================================
                       81337640
                       ================================
                       81338248
                       ================================
                       81338312
                       ================================
                       81338424
                       ================================
                       81339040
                       ================================
                       81340136
                       ================================
                       81340256
                       ================================
                       81340792
                       ================================


                                   S-VII-35

                       ================================
                       81342584
                       ================================
                       81342656
                       ================================
                       81342736
                       ================================
                       81343040
                       ================================
                       81343088
                       ================================
                       81343208
                       ================================
                       81343312
                       ================================
                       81343328
                       ================================
                       81343921
                       ================================
                       81344257
                       ================================
                       81344457
                       ================================
                       81344593
                       ================================
                       81344633
                       ================================
                       81344841
                       ================================
                       81345073
                       ================================
                       81345177
                       ================================
                       81345193
                       ================================
                       81345345
                       ================================
                       81345385
                       ================================
                       81345401
                       ================================
                       81345561
                       ================================
                       81345777
                       ================================
                       81345977
                       ================================
                       81346065
                       ================================
                       81346377
                       ================================
                       81347201
                       ================================
                       81347513
                       ================================
                       81347761
                       ================================
                       81347921
                       ================================
                       81347977
                       ================================
                       81348089
                       ================================
                       81348153
                       ================================
                       81348321
                       ================================
                       81348593
                       ================================
                       81348609
                       ================================
                       81348753
                       ================================
                       81348913
                       ================================
                       81349097
                       ================================
                       81349497
                       ================================
                       81349865
                       ================================
                       81349969
                       ================================


                                   S-VII-36

                       ================================
                       81350049
                       ================================
                       81350305
                       ================================
                       81350361
                       ================================
                       81350697
                       ================================
                       81350865
                       ================================
                       81350921
                       ================================
                       81350953
                       ================================
                       81351145
                       ================================
                       81351177
                       ================================
                       81351185
                       ================================
                       81351874
                       ================================
                       81351882
                       ================================
                       81351922
                       ================================
                       81351946
                       ================================
                       81351978
                       ================================
                       81352114
                       ================================
                       81352954
                       ================================
                       81353130
                       ================================
                       81353194
                       ================================
                       81353226
                       ================================
                       81353418
                       ================================
                       81353514
                       ================================
                       81353554
                       ================================
                       81353682
                       ================================
                       81353738
                       ================================
                       81353746
                       ================================
                       81353962
                       ================================
                       81354034
                       ================================
                       81354082
                       ================================
                       81354138
                       ================================
                       81354458
                       ================================
                       81354634
                       ================================
                       81354746
                       ================================
                       81354842
                       ================================
                       81354850
                       ================================
                       81354906
                       ================================
                       81355090
                       ================================
                       81355154
                       ================================
                       81355402
                       ================================
                       81355434
                       ================================
                       81355922
                       ================================


                                   S-VII-37

                       ================================
                       81355930
                       ================================
                       81355994
                       ================================
                       81356058
                       ================================
                       81356146
                       ================================
                       81356226
                       ================================
                       81357074
                       ================================
                       81357466
                       ================================
                       81357546
                       ================================
                       81357578
                       ================================
                       81357634
                       ================================
                       81357706
                       ================================
                       81358746
                       ================================
                       81359250
                       ================================
                       81359314
                       ================================
                       81359386
                       ================================
                       81359554
                       ================================
                       81359907
                       ================================
                       81360179
                       ================================
                       81360291
                       ================================
                       81360323
                       ================================
                       81360443
                       ================================
                       81360459
                       ================================
                       81360499
                       ================================
                       81360803
                       ================================
                       81360859
                       ================================
                       81360867
                       ================================
                       81361307
                       ================================
                       81361403
                       ================================
                       81362163
                       ================================
                       81362283
                       ================================
                       81362579
                       ================================
                       81363115
                       ================================
                       81363475
                       ================================
                       81364339
                       ================================
                       81364723
                       ================================
                       81365155
                       ================================
                       81365291
                       ================================
                       81365587
                       ================================
                       81365747
                       ================================
                       81366243
                       ================================
                       81366915
                       ================================


                                   S-VII-38

                       ================================
                       81367299
                       ================================
                       81367339
                       ================================
                       81367411
                       ================================
                       81367459
                       ================================
                       81367787
                       ================================
                       81367844
                       ================================
                       81367916
                       ================================
                       81367924
                       ================================
                       81368804
                       ================================
                       81370372
                       ================================
                       81370404
                       ================================
                       81370484
                       ================================
                       81370660
                       ================================
                       81371492
                       ================================
                       81372004
                       ================================
                       81372020
                       ================================
                       81372028
                       ================================
                       81372140
                       ================================
                       81372388
                       ================================
                       81373364
                       ================================
                       81373460
                       ================================
                       81373580
                       ================================
                       81374060
                       ================================
                       81374300
                       ================================
                       81374356
                       ================================
                       81374684
                       ================================
                       81377901
                       ================================
                       81377933
                       ================================
                       81377957
                       ================================
                       81378013
                       ================================
                       81378213
                       ================================
                       81379261
                       ================================
                       81379413
                       ================================
                       81380389
                       ================================
                       81381093
                       ================================
                       81381253
                       ================================
                       81381421
                       ================================
                       81382045
                       ================================
                       81382157
                       ================================
                       81382429
                       ================================
                       81382749
                       ================================


                                   S-VII-39

                       ================================
                       81382885
                       ================================
                       81383277
                       ================================
                       81383445
                       ================================
                       81384142
                       ================================
                       81384766
                       ================================
                       81385230
                       ================================
                       81385870
                       ================================
                       81385926
                       ================================
                       81386182
                       ================================
                       81386686
                       ================================
                       81386910
                       ================================
                       81389006
                       ================================
                       81389526
                       ================================
                       81389862
                       ================================
                       81389926
                       ================================
                       81389958
                       ================================
                       81390014
                       ================================
                       81390046
                       ================================
                       81390158
                       ================================
                       81390702
                       ================================
                       81390862
                       ================================
                       81390878
                       ================================
                       81390942
                       ================================
                       81391062
                       ================================
                       81391110
                       ================================
                       81391334
                       ================================
                       81392415
                       ================================
                       81392455
                       ================================
                       81392591
                       ================================
                       81392727
                       ================================
                       81392839
                       ================================
                       81395151
                       ================================
                       81395191
                       ================================
                       81395343
                       ================================
                       81395367
                       ================================
                       81395575
                       ================================
                       81395607
                       ================================
                       81395983
                       ================================
                       81396319
                       ================================
                       81396575
                       ================================
                       81396671
                       ================================


                                   S-VII-40

                       ================================
                       81396703
                       ================================
                       81396727
                       ================================
                       81396935
                       ================================
                       81397047
                       ================================
                       81397551
                       ================================
                       81398471
                       ================================
                       81399463
                       ================================
                       81399759
                       ================================
                       81399856
                       ================================
                       81400456
                       ================================
                       81400952
                       ================================
                       81401640
                       ================================
                       81401936
                       ================================
                       81402192
                       ================================
                       81402672
                       ================================
                       81404992
                       ================================
                       81405976
                       ================================
                       81406024
                       ================================
                       81406208
                       ================================
                       81407032
                       ================================
                       81407384
                       ================================
                       81407424
                       ================================
                       81411265
                       ================================
                       81411881
                       ================================
                       81411929
                       ================================
                       81412721
                       ================================
                       81412897
                       ================================
                       81413305
                       ================================
                       81413833
                       ================================
                       81413969
                       ================================
                       81414113
                       ================================
                       81415313
                       ================================
                       81415425
                       ================================
                       81415609
                       ================================
                       81415994
                       ================================
                       81416090
                       ================================
                       81416290
                       ================================
                       81416482
                       ================================
                       81417506
                       ================================
                       81417802
                       ================================
                       81417810
                       ================================


                                   S-VII-41

                       ================================
                       81418018
                       ================================
                       81418202
                       ================================
                       81418466
                       ================================
                       81418930
                       ================================
                       81419194
                       ================================
                       81419554
                       ================================
                       81419714
                       ================================
                       81419754
                       ================================
                       81419802
                       ================================
                       81419866
                       ================================
                       81420210
                       ================================
                       81420258
                       ================================
                       81420490
                       ================================
                       81420754
                       ================================
                       81424499
                       ================================
                       81425443
                       ================================
                       81427323
                       ================================
                       81427491
                       ================================
                       81429603
                       ================================
                       81429747
                       ================================
                       81430115
                       ================================
                       81432164
                       ================================
                       81432572
                       ================================
                       81434196
                       ================================
                       81435652
                       ================================
                       81437308
                       ================================
                       81438044
                       ================================
                       81438772
                       ================================
                       81439468
                       ================================
                       81442053
                       ================================
                       81442469
                       ================================
                       81442885
                       ================================
                       81447301
                       ================================
                       81449118
                       ================================
                       81450390
                       ================================
                       81456831
                       ================================
                       81456895
                       ================================
                       81461319
                       ================================
                       81461383
                       ================================
                       81467648
                       ================================
                       81469920
                       ================================


                                   S-VII-42

                       ================================
                       81470336
                       ================================
                       81470704
                       ================================
                       81472129
                       ================================
                       81472145
                       ================================
                       81474785
                       ================================
                       81476057
                       ================================
                       81476217
                       ================================
                       81476497
                       ================================
                       81477273
                       ================================
                       81477713
                       ================================
                       81480498
                       ================================
                       81481434
                       ================================
                       81483194
                       ================================
                       81485482
                       ================================
                       81487370
                       ================================
                       81487819
                       ================================
                       81487963
                       ================================
                       81488795
                       ================================
                       81489427
                       ================================
                       81489467
                       ================================
                       81490619
                       ================================
                       81490979
                       ================================
                       81491051
                       ================================
                       81491411
                       ================================
                       81491579
                       ================================
                       81492667
                       ================================
                       81493019
                       ================================
                       81493315
                       ================================
                       81493667
                       ================================
                       81494787
                       ================================
                       81495027
                       ================================
                       81495091
                       ================================
                       81496444
                       ================================
                       81496516
                       ================================
                       81499964
                       ================================
                       81500332
                       ================================
                       81500980
                       ================================
                       81502300
                       ================================
                       81502740
                       ================================
                       81503172
                       ================================
                       81503332
                       ================================


                                   S-VII-43

                       ================================
                       81503717
                       ================================
                       81504117
                       ================================
                       81504229
                       ================================
                       81504285
                       ================================
                       81504341
                       ================================
                       81504453
                       ================================
                       81504813
                       ================================
                       81505117
                       ================================
                       81505389
                       ================================
                       81505501
                       ================================
                       81505597
                       ================================
                       81505637
                       ================================
                       81506365
                       ================================
                       81506669
                       ================================
                       81506765
                       ================================
                       81507293
                       ================================
                       81507469
                       ================================
                       81507933
                       ================================
                       81507973
                       ================================
                       81508133
                       ================================
                       81508157
                       ================================
                       81508229
                       ================================
                       81508645
                       ================================
                       81508781
                       ================================
                       81509389
                       ================================
                       81509445
                       ================================
                       81509661
                       ================================
                       81509677
                       ================================
                       81509757
                       ================================
                       81510773
                       ================================
                       81511718
                       ================================
                       81512342
                       ================================
                       81513718
                       ================================
                       81514174
                       ================================
                       81514238
                       ================================
                       81516270
                       ================================
                       81517694
                       ================================
                       81518510
                       ================================
                       81518758
                       ================================
                       81518838
                       ================================
                       81518966
                       ================================


                                   S-VII-44

                       ================================
                       81519134
                       ================================
                       81519206
                       ================================
                       81520959
                       ================================
                       81521359
                       ================================
                       81521559
                       ================================
                       81523463
                       ================================
                       81523495
                       ================================
                       81524055
                       ================================
                       81524119
                       ================================
                       81525207
                       ================================
                       81527495
                       ================================
                       81528236
                       ================================
                       81529268
                       ================================
                       81529588
                       ================================
                       81529700
                       ================================
                       81529908
                       ================================
                       81530812
                       ================================
                       81532476
                       ================================
                       81539069
                       ================================
                       81540061
                       ================================
                       81540173
                       ================================
                       81540389
                       ================================
                       81540405
                       ================================
                       81540901
                       ================================
                       81540949
                       ================================
                       81541341
                       ================================
                       81541597
                       ================================
                       81543597
                       ================================
                       81543701
                       ================================
                       81544486
                       ================================
                       81545390
                       ================================
                       81545790
                       ================================
                       81546374
                       ================================
                       81546390
                       ================================
                       81546478
                       ================================
                       81546670
                       ================================
                       81547062
                       ================================
                       81549614
                       ================================
                       81549678
                       ================================
                       81550310
                       ================================
                       81550534
                       ================================


                                   S-VII-45

                       ================================
                       81550670
                       ================================
                       81550934
                       ================================
                       81551510
                       ================================
                       81551614
                       ================================
                       81551630
                       ================================
                       81552447
                       ================================
                       81554207
                       ================================
                       81555375
                       ================================
                       81555807
                       ================================
                       81556359
                       ================================
                       81557079
                       ================================
                       81559711
                       ================================
                       81560832
                       ================================
                       81561824
                       ================================
                       81562080
                       ================================
                       81563056
                       ================================
                       81564056
                       ================================
                       81566984
                       ================================
                       81568121
                       ================================
                       81568841
                       ================================
                       81569217
                       ================================
                       81569385
                       ================================
                       81569681
                       ================================
                       81570273
                       ================================
                       81570601
                       ================================
                       81570713
                       ================================
                       81574609
                       ================================
                       81575161
                       ================================
                       81575201
                       ================================
                       81575329
                       ================================
                       81575665
                       ================================
                       81575713
                       ================================
                       81576082
                       ================================
                       81576234
                       ================================
                       81576482
                       ================================
                       81576986
                       ================================
                       81577010
                       ================================
                       81577930
                       ================================
                       81579090
                       ================================
                       81579866
                       ================================
                       81580706
                       ================================


                                   S-VII-46

                       ================================
                       81580738
                       ================================
                       81581418
                       ================================
                       81587803
                       ================================
                       81589067
                       ================================
                       81589267
                       ================================
                       81589403
                       ================================
                       81590211
                       ================================
                       81590731
                       ================================
                       81590947
                       ================================
                       81591259
                       ================================
                       81591459
                       ================================
                       81591659
                       ================================
                       81591683
                       ================================
                       81591907
                       ================================
                       81592644
                       ================================
                       81595004
                       ================================
                       81595364
                       ================================
                       81595388
                       ================================
                       81596180
                       ================================
                       81597516
                       ================================
                       81598668
                       ================================
                       81598764
                       ================================
                       81599740
                       ================================
                       81600037
                       ================================
                       81608606
                       ================================
                       81608678
                       ================================
                       81608710
                       ================================
                       81610526
                       ================================
                       81611134
                       ================================
                       81611406
                       ================================
                       81611694
                       ================================
                       81612598
                       ================================
                       81612814
                       ================================
                       81612878
                       ================================
                       81613046
                       ================================
                       81613254
                       ================================
                       81613798
                       ================================
                       81616671
                       ================================
                       81618359
                       ================================
                       81619383
                       ================================
                       81620071
                       ================================


                                   S-VII-47

                       ================================
                       81620327
                       ================================
                       81624392
                       ================================
                       81625712
                       ================================
                       81626000
                       ================================
                       81626224
                       ================================
                       81626424
                       ================================
                       81626976
                       ================================
                       81627088
                       ================================
                       81627160
                       ================================
                       81627544
                       ================================
                       81627808
                       ================================
                       81627968
                       ================================
                       81628000
                       ================================
                       81628048
                       ================================
                       81628416
                       ================================
                       81628632
                       ================================
                       81628704
                       ================================
                       81628816
                       ================================
                       81629416
                       ================================
                       81629472
                       ================================
                       81629744
                       ================================
                       81630648
                       ================================
                       81631560
                       ================================
                       81632985
                       ================================
                       81633249
                       ================================
                       81639833
                       ================================
                       81640650
                       ================================
                       81640762
                       ================================
                       81647226
                       ================================
                       81647490
                       ================================
                       81652131
                       ================================
                       81653443
                       ================================
                       81653859
                       ================================
                       81653899
                       ================================
                       81654339
                       ================================
                       81655227
                       ================================
                       81656812
                       ================================
                       81657316
                       ================================
                       81658804
                       ================================
                       81659116
                       ================================
                       81662620
                       ================================


                                   S-VII-48

                       ================================
                       81663348
                       ================================
                       81664309
                       ================================
                       81664445
                       ================================
                       81664645
                       ================================
                       81667213
                       ================================
                       81668861
                       ================================
                       81669013
                       ================================
                       81671902
                       ================================
                       81677030
                       ================================
                       81677758
                       ================================
                       81679110
                       ================================
                       81680375
                       ================================
                       81681303
                       ================================
                       81685887
                       ================================
                       81686519
                       ================================
                       81688312
                       ================================
                       81691640
                       ================================
                       81691856
                       ================================
                       81695152
                       ================================
                       81695240
                       ================================
                       81695953
                       ================================
                       81705858
                       ================================
                       81706282
                       ================================
                       81707442
                       ================================
                       81708714
                       ================================
                       81711939
                       ================================
                       81715731
                       ================================
                       81720884
                       ================================
                       81724236
                       ================================
                       81724756
                       ================================
                       81724804
                       ================================
                       81725020
                       ================================
                       81725596
                       ================================
                       81725740
                       ================================
                       81726532
                       ================================
                       81727148
                       ================================
                       81727388
                       ================================
                       81899116
                       ================================
                       82029631
                       ================================
                       82173078
                       ================================
                       82197937
                       ================================


                                   S-VII-49

                       ================================
                       82233125
                       ================================
                       82314765
                       ================================
                       82314917
                       ================================
                       82380606
                       ================================
                       82531226
                       ================================
                       82547380
                       ================================
                       82927209
                       ================================
                       82927769
                       ================================
                       83177171
                       ================================
                       83220244
                       ================================
                       83233545
                       ================================
                       83269307
                       ================================
                       83269355
                       ================================
                       83347463
                       ================================
                       83414186
                       ================================
                       83414370
                       ================================
                       83522998
                       ================================
                       83556428
                       ================================
                       83658908
                       ================================
                       83659340
                       ================================
                       83663260
                       ================================
                       83738218
                       ================================
                       83743139
                       ================================
                       83743267
                       ================================
                       83743331
                       ================================
                       83754918
                       ================================
                       83755006
                       ================================
                       83831522
                       ================================
                       83831802
                       ================================
                       83954119
                       ================================
                       83955519
                       ================================
                       83966008
                       ================================
                       84026348
                       ================================
                       84135620
                       ================================
                       84194104
                       ================================
                       84208787
                       ================================
                       84220917
                       ================================
                       84304093
                       ================================
                       84451161
                       ================================
                       84515596
                       ================================
                       84637409
                       ================================


                                   S-VII-50

                       ================================
                       84646314
                       ================================
                       84685659
                       ================================
                       84686051
                       ================================
                       84755426
                       ================================
                       84800228
                       ================================
                       84841699
                       ================================
                       84855240
                       ================================
                       848609
                       ================================
                       84873583
                       ================================
                       84873623
                       ================================
                       84942499
                       ================================
                       84949306
                       ================================
                       84949650
                       ================================
                       84979866
                       ================================
                       85340797
                       ================================
                       85411998
                       ================================
                       85451371
                       ================================
                       85455908
                       ================================
                       85469893
                       ================================
                       85540078
                       ================================
                       85569970
                       ================================
                       85594101
                       ================================
                       85624489
                       ================================
                       85686800
                       ================================
                       85694977
                       ================================
                       85722901
                       ================================
                       85732782
                       ================================
                       85750264
                       ================================
                       85772483
                       ================================
                       85772843
                       ================================
                       85785805
                       ================================
                       85799927
                       ================================
                       85807740
                       ================================
                       85810871
                       ================================
                       85813767
                       ================================
                       85814063
                       ================================
                       85821120
                       ================================
                       85823960
                       ================================
                       85834942
                       ================================
                       85846056
                       ================================
                       85857123
                       ================================


                                   S-VII-51

                       ================================
                       85878364
                       ================================
                       85878476
                       ================================
                       85898330
                       ================================
                       85910522
                       ================================
                       86035138
                       ================================
                       86075938
                       ================================
                       86076330
                       ================================
                       86076378
                       ================================
                       86110920
                       ================================
                       86111048
                       ================================
                       86111424
                       ================================
                       86147243
                       ================================
                       86147364
                       ================================
                       86149288
                       ================================
                       86154546
                       ================================
                       86193506
                       ================================
                       86262129
                       ================================
                       86285457
                       ================================
                       86297701
                       ================================
                       86298109
                       ================================
                       86298453
                       ================================
                       86335736
                       ================================
                       86392803
                       ================================
                       86455468
                       ================================
                       86460378
                       ================================
                       86460410
                       ================================
                       86460466
                       ================================
                       86478564
                       ================================
                       86480132
                       ================================
                       86541325
                       ================================
                       86554708
                       ================================
                       86563935
                       ================================
                       86635423
                       ================================
                       86647637
                       ================================
                       86654058
                       ================================
                       86664942
                       ================================
                       86707726
                       ================================
                       86763377
                       ================================
                       86794191
                       ================================
                       86803489
                       ================================
                       86817131
                       ================================


                                   S-VII-52

                       ================================
                       86830080
                       ================================
                       86830128
                       ================================
                       86831535
                       ================================
                       86836140
                       ================================
                       86841091
                       ================================
                       86843900
                       ================================
                       86861628
                       ================================
                       86910379
                       ================================
                       86910443
                       ================================
                       86910611
                       ================================
                       86956962
                       ================================
                       86977055
                       ================================
                       86989123
                       ================================
                       87038895
                       ================================
                       87053661
                       ================================
                       87060366
                       ================================
                       87063542
                       ================================
                       87063591
                       ================================
                       87077055
                       ================================
                       87087681
                       ================================
                       87111907
                       ================================
                       87115814
                       ================================
                       87119310
                       ================================
                       87121791
                       ================================
                       87122551
                       ================================
                       87142377
                       ================================
                       87155547
                       ================================
                       87270277
                       ================================
                       87287322
                       ================================
                       87287346
                       ================================
                       87292529
                       ================================
                       87304189
                       ================================
                       87304349
                       ================================
                       87357849
                       ================================
                       87360709
                       ================================
                       87366275
                       ================================
                       87397437
                       ================================
                       87400288
                       ================================
                       87400328
                       ================================
                       87400416
                       ================================
                       87400744
                       ================================


                                   S-VII-53

                       ================================
                       87400888
                       ================================
                       87400920
                       ================================
                       87401435
                       ================================
                       87401579
                       ================================
                       87405544
                       ================================
                       87405808
                       ================================
                       87431959
                       ================================
                       87452653
                       ================================
                       87494800
                       ================================
                       87500599
                       ================================
                       87500647
                       ================================
                       87501943
                       ================================
                       87509168
                       ================================
                       87516259
                       ================================
                       87517473
                       ================================
                       87518441
                       ================================
                       87518473
                       ================================
                       87518561
                       ================================
                       87518577
                       ================================
                       87518785
                       ================================
                       87518849
                       ================================
                       87519919
                       ================================
                       87522815
                       ================================
                       87533768
                       ================================
                       87547413
                       ================================
                       87560194
                       ================================
                       87566612
                       ================================
                       87612143
                       ================================
                       87712427
                       ================================
                       87718305
                       ================================
                       87718369
                       ================================
                       87718617
                       ================================
                       87743663
                       ================================
                       87746067
                       ================================
                       87775648
                       ================================
                       87775656
                       ================================
                       87776488
                       ================================
                       87783672
                       ================================
                       87784346
                       ================================
                       87793910
                       ================================
                       87793958
                       ================================


                                   S-VII-54

                       ================================
                       87798786
                       ================================
                       87805662
                       ================================
                       87836572
                       ================================
                       87863711
                       ================================
                       87865732
                       ================================
                       87866084
                       ================================
                       87866596
                       ================================
                       87867508
                       ================================
                       87871653
                       ================================
                       87871709
                       ================================
                       87910840
                       ================================
                       87920361
                       ================================
                       87950717
                       ================================
                       87951773
                       ================================
                       87954229
                       ================================
                       87958574
                       ================================
                       87962574
                       ================================
                       87977192
                       ================================
                       87995106
                       ================================
                       87997947
                       ================================
                       88001235
                       ================================
                       88011116
                       ================================
                       88011308
                       ================================
                       88016885
                       ================================
                       88020773
                       ================================
                       88026190
                       ================================
                       88034599
                       ================================
                       88036295
                       ================================
                       88040120
                       ================================
                       88040640
                       ================================
                       88046497
                       ================================
                       88049041
                       ================================
                       88050673
                       ================================
                       88051585
                       ================================
                       88055978
                       ================================
                       88060714
                       ================================
                       88062355
                       ================================
                       88062699
                       ================================
                       88063891
                       ================================
                       88067251
                       ================================
                       88070404
                       ================================


                                   S-VII-55

                       ================================
                       88073068
                       ================================
                       88077413
                       ================================
                       88100762
                       ================================
                       88100898
                       ================================
                       88101235
                       ================================
                       88119834
                       ================================
                       88130501
                       ================================
                       88135630
                       ================================
                       88135646
                       ================================
                       88140126
                       ================================
                       88141486
                       ================================
                       88158549
                       ================================
                       88158670
                       ================================
                       88169934
                       ================================
                       88170094
                       ================================
                       88172054
                       ================================
                       88185817
                       ================================
                       88191016
                       ================================
                       88193877
                       ================================
                       88193957
                       ================================
                       88206953
                       ================================
                       88215775
                       ================================
                       88221299
                       ================================
                       88223025
                       ================================
                       88225564
                       ================================
                       88229561
                       ================================
                       88229809
                       ================================
                       88231353
                       ================================
                       88234145
                       ================================
                       88246266
                       ================================
                       88249732
                       ================================
                       88288297
                       ================================
                       88302391
                       ================================
                       88304871
                       ================================
                       88311656
                       ================================
                       88312704
                       ================================
                       88313744
                       ================================
                       88317561
                       ================================
                       88319073
                       ================================
                       88325375
                       ================================
                       88334907
                       ================================


                                   S-VII-56

                       ================================
                       88337270
                       ================================
                       88344442
                       ================================
                       88349781
                       ================================
                       88350007
                       ================================
                       88350023
                       ================================
                       88350127
                       ================================
                       88350311
                       ================================
                       88354295
                       ================================
                       88356433
                       ================================
                       88369075
                       ================================
                       88369899
                       ================================
                       88371427
                       ================================
                       88372787
                       ================================
                       88374635
                       ================================
                       88375451
                       ================================
                       88414757
                       ================================
                       88415101
                       ================================
                       88415688
                       ================================
                       88428620
                       ================================
                       88430427
                       ================================
                       88451529
                       ================================
                       88451561
                       ================================
                       88451905
                       ================================
                       88451945
                       ================================
                       88455488
                       ================================
                       88460136
                       ================================
                       88461112
                       ================================
                       88462664
                       ================================
                       88463137
                       ================================
                       88463657
                       ================================
                       88468505
                       ================================
                       88468969
                       ================================
                       88469569
                       ================================
                       88469665
                       ================================
                       88469689
                       ================================
                       88470705
                       ================================
                       88472546
                       ================================
                       88473634
                       ================================
                       88502887
                       ================================
                       88522678
                       ================================
                       88525736
                       ================================


                                   S-VII-57

                       ================================
                       88532342
                       ================================
                       88535274
                       ================================
                       88539656
                       ================================
                       88540168
                       ================================
                       88541736
                       ================================
                       88543984
                       ================================
                       88546873
                       ================================
                       88546953
                       ================================
                       88550385
                       ================================
                       88553721
                       ================================
                       88601823
                       ================================
                       88614484
                       ================================
                       88617272
                       ================================
                       88618603
                       ================================
                       88625763
                       ================================
                       88626093
                       ================================
                       88639167
                       ================================
                       88647879
                       ================================
                       88657623
                       ================================
                       88657719
                       ================================
                       88659240
                       ================================
                       88660232
                       ================================
                       88661024
                       ================================
                       88661576
                       ================================
                       88662856
                       ================================
                       88663400
                       ================================
                       88666680
                       ================================
                       88666841
                       ================================
                       88667393
                       ================================
                       88669865
                       ================================
                       88670217
                       ================================
                       88674985
                       ================================
                       88678846
                       ================================
                       88690552
                       ================================
                       88690995
                       ================================
                       88696651
                       ================================
                       88702282
                       ================================
                       88702682
                       ================================
                       88717388
                       ================================
                       88717404
                       ================================
                       88717870
                       ================================


                                   S-VII-58

                       ================================
                       88727556
                       ================================
                       88727620
                       ================================
                       88727644
                       ================================
                       88727652
                       ================================
                       88735160
                       ================================
                       88736957
                       ================================
                       88737125
                       ================================
                       88737805
                       ================================
                       88738645
                       ================================
                       88740021
                       ================================
                       88740845
                       ================================
                       88741917
                       ================================
                       88742277
                       ================================
                       88743189
                       ================================
                       88745062
                       ================================
                       88746078
                       ================================
                       88753383
                       ================================
                       88753623
                       ================================
                       88753711
                       ================================
                       88754639
                       ================================
                       88756255
                       ================================
                       88758511
                       ================================
                       88765633
                       ================================
                       88768853
                       ================================
                       88768877
                       ================================
                       88785370
                       ================================
                       88790383
                       ================================
                       88790447
                       ================================
                       88790879
                       ================================
                       88791103
                       ================================
                       88794327
                       ================================
                       88797682
                       ================================
                       88802285
                       ================================
                       88802885
                       ================================
                       88803901
                       ================================
                       88806221
                       ================================
                       88809357
                       ================================
                       88809413
                       ================================
                       88811958
                       ================================
                       88815502
                       ================================
                       88819527
                       ================================


                                   S-VII-59

                       ================================
                       88820079
                       ================================
                       88825373
                       ================================
                       88828229
                       ================================
                       88830116
                       ================================
                       88830687
                       ================================
                       88834882
                       ================================
                       88843552
                       ================================
                       88847985
                       ================================
                       88852331
                       ================================
                       88853786
                       ================================
                       88854246
                       ================================
                       88858491
                       ================================
                       88862759
                       ================================
                       88870529
                       ================================
                       88875315
                       ================================
                       88877451
                       ================================
                       88878539
                       ================================
                       88882500
                       ================================
                       88887653
                       ================================
                       88888093
                       ================================
                       88889197
                       ================================
                       88891773
                       ================================
                       88891845
                       ================================
                       88892421
                       ================================
                       88892605
                       ================================
                       88893397
                       ================================
                       88894814
                       ================================
                       88895918
                       ================================
                       88896950
                       ================================
                       88920785
                       ================================
                       88925537
                       ================================
                       88927372
                       ================================
                       88928121
                       ================================
                       88933260
                       ================================
                       88933850
                       ================================
                       88933898
                       ================================
                       88933954
                       ================================
                       88933970
                       ================================
                       88934090
                       ================================
                       88934202
                       ================================
                       88934298
                       ================================


                                   S-VII-60

                       ================================
                       88934330
                       ================================
                       88934370
                       ================================
                       88934490
                       ================================
                       88935826
                       ================================
                       88941844
                       ================================
                       88944644
                       ================================
                       88945908
                       ================================
                       88946780
                       ================================
                       88947084
                       ================================
                       88947900
                       ================================
                       88948428
                       ================================
                       88948716
                       ================================
                       88969921
                       ================================
                       88973018
                       ================================
                       88973026
                       ================================
                       88973106
                       ================================
                       88974242
                       ================================
                       88974250
                       ================================
                       88974578
                       ================================
                       88975050
                       ================================
                       88976130
                       ================================
                       88976834
                       ================================
                       88977482
                       ================================
                       88978563
                       ================================
                       88981825
                       ================================
                       88989691
                       ================================
                       88992677
                       ================================
                       88997466
                       ================================
                       89000913
                       ================================
                       89010569
                       ================================
                       89015973
                       ================================
                       89016215
                       ================================
                       89058064
                       ================================
                       89058352
                       ================================
                       89058440
                       ================================
                       89061522
                       ================================
                       89061546
                       ================================
                       89063463
                       ================================
                       89063471
                       ================================
                       89064223
                       ================================
                       89065383
                       ================================


                                   S-VII-61

                       ================================
                       89065935
                       ================================
                       89066103
                       ================================
                       89066479
                       ================================
                       89066583
                       ================================
                       89068879
                       ================================
                       89070200
                       ================================
                       89070240
                       ================================
                       89070640
                       ================================
                       89071464
                       ================================
                       89071752
                       ================================
                       89072256
                       ================================
                       89073032
                       ================================
                       89073056
                       ================================
                       89073584
                       ================================
                       89075176
                       ================================
                       89075232
                       ================================
                       89077152
                       ================================
                       89077320
                       ================================
                       89078112
                       ================================
                       89078120
                       ================================
                       89078185
                       ================================
                       89078881
                       ================================
                       89079609
                       ================================
                       89079705
                       ================================
                       89081281
                       ================================
                       89082169
                       ================================
                       89084037
                       ================================
                       89086040
                       ================================
                       89086224
                       ================================
                       89086400
                       ================================
                       89086747
                       ================================
                       89087190
                       ================================
                       89102249
                       ================================
                       89102297
                       ================================
                       89102305
                       ================================
                       89102932
                       ================================
                       89102996
                       ================================
                       89108674
                       ================================
                       89119412
                       ================================
                       89120219
                       ================================
                       89132590
                       ================================


                                   S-VII-62

                       ================================
                       89133462
                       ================================
                       89133822
                       ================================
                       89142700
                       ================================
                       89145254
                       ================================
                       89145462
                       ================================
                       89145742
                       ================================
                       89145854
                       ================================
                       89145926
                       ================================
                       89146350
                       ================================
                       89147062
                       ================================
                       89147086
                       ================================
                       89147766
                       ================================
                       89147950
                       ================================
                       89149246
                       ================================
                       89149710
                       ================================
                       89149814
                       ================================
                       89150006
                       ================================
                       89151382
                       ================================
                       89151582
                       ================================
                       89152087
                       ================================
                       89152127
                       ================================
                       89152599
                       ================================
                       89154055
                       ================================
                       89154327
                       ================================
                       89154567
                       ================================
                       89155599
                       ================================
                       89157271
                       ================================
                       89157807
                       ================================
                       89158743
                       ================================
                       89159599
                       ================================
                       89160448
                       ================================
                       89162440
                       ================================
                       89172959
                       ================================
                       89186260
                       ================================
                       89192746
                       ================================
                       89194887
                       ================================
                       89196343
                       ================================
                       89199972
                       ================================
                       89201309
                       ================================
                       89203005
                       ================================
                       89204406
                       ================================


                                   S-VII-63

                       ================================
                       89204686
                       ================================
                       89206838
                       ================================
                       89206942
                       ================================
                       89208182
                       ================================
                       89208798
                       ================================
                       89210630
                       ================================
                       89210838
                       ================================
                       89212879
                       ================================
                       89212903
                       ================================
                       89214087
                       ================================
                       89215975
                       ================================
                       89217375
                       ================================
                       89217823
                       ================================
                       89218183
                       ================================
                       89218399
                       ================================
                       89220536
                       ================================
                       89222192
                       ================================
                       89222520
                       ================================
                       89223056
                       ================================
                       89223632
                       ================================
                       89226366
                       ================================
                       89230033
                       ================================
                       89233396
                       ================================
                       89246757
                       ================================
                       89253915
                       ================================
                       89255256
                       ================================
                       89255682
                       ================================
                       89258339
                       ================================
                       89259548
                       ================================
                       89259980
                       ================================
                       89272791
                       ================================
                       89288682
                       ================================
                       89294678
                       ================================
                       89301322
                       ================================
                       89302671
                       ================================
                       89302767
                       ================================
                       89311519
                       ================================
                       89312287
                       ================================
                       89312535
                       ================================
                       89312751
                       ================================
                       89312807
                       ================================


                                   S-VII-64

                       ================================
                       89313559
                       ================================
                       89314703
                       ================================
                       89314831
                       ================================
                       89315415
                       ================================
                       89316127
                       ================================
                       89319343
                       ================================
                       89320112
                       ================================
                       89320808
                       ================================
                       89320848
                       ================================
                       89321744
                       ================================
                       89321840
                       ================================
                       89322144
                       ================================
                       89322648
                       ================================
                       89323496
                       ================================
                       89323720
                       ================================
                       89323864
                       ================================
                       89326304
                       ================================
                       89326352
                       ================================
                       89327040
                       ================================
                       89327296
                       ================================
                       89328769
                       ================================
                       89330057
                       ================================
                       89331169
                       ================================
                       89331321
                       ================================
                       89331593
                       ================================
                       89342192
                       ================================
                       89342345
                       ================================
                       89357700
                       ================================
                       89360096
                       ================================
                       89360200
                       ================================
                       89360560
                       ================================
                       89361973
                       ================================
                       89362005
                       ================================
                       89363663
                       ================================
                       89365140
                       ================================
                       89366259
                       ================================
                       89366755
                       ================================
                       89366779
                       ================================
                       89368415
                       ================================
                       89369671
                       ================================
                       89371135
                       ================================


                                   S-VII-65

                       ================================
                       89371759
                       ================================
                       89373423
                       ================================
                       89374295
                       ================================
                       89374711
                       ================================
                       89375071
                       ================================
                       89375119
                       ================================
                       89375159
                       ================================
                       89375455
                       ================================
                       89375943
                       ================================
                       89377168
                       ================================
                       89378560
                       ================================
                       89378960
                       ================================
                       89380096
                       ================================
                       89380288
                       ================================
                       89380352
                       ================================
                       89380544
                       ================================
                       89380664
                       ================================
                       89382280
                       ================================
                       89383408
                       ================================
                       89383488
                       ================================
                       89399057
                       ================================
                       89401120
                       ================================
                       89406197
                       ================================
                       89406777
                       ================================
                       89407441
                       ================================
                       89413659
                       ================================
                       89413788
                       ================================
                       89418865
                       ================================
                       89421655
                       ================================
                       89424197
                       ================================
                       89428241
                       ================================
                       89436020
                       ================================
                       89440968
                       ================================
                       89444344
                       ================================
                       89444586
                       ================================
                       89445467
                       ================================
                       89446646
                       ================================
                       89455664
                       ================================
                       89456590
                       ================================
                       89456862
                       ================================
                       89457230
                       ================================


                                   S-VII-66

                       ================================
                       89457334
                       ================================
                       89457590
                       ================================
                       89458358
                       ================================
                       89458470
                       ================================
                       89459198
                       ================================
                       89460030
                       ================================
                       89460694
                       ================================
                       89460774
                       ================================
                       89461222
                       ================================
                       89462510
                       ================================
                       89462870
                       ================================
                       89463502
                       ================================
                       89463814
                       ================================
                       89464542
                       ================================
                       89465727
                       ================================
                       89466895
                       ================================
                       89467679
                       ================================
                       89468287
                       ================================
                       89468591
                       ================================
                       89469095
                       ================================
                       89469311
                       ================================
                       89469423
                       ================================
                       89469703
                       ================================
                       89470447
                       ================================
                       89472680
                       ================================
                       89473320
                       ================================
                       89473448
                       ================================
                       89475277
                       ================================
                       89476757
                       ================================
                       89478505
                       ================================
                       89482369
                       ================================
                       89491476
                       ================================
                       89491756
                       ================================
                       89491988
                       ================================
                       89493004
                       ================================
                       89501208
                       ================================
                       89503799
                       ================================
                       89504001
                       ================================
                       89514346
                       ================================
                       89520357
                       ================================
                       89521216
                       ================================


                                   S-VII-67

                       ================================
                       89526602
                       ================================
                       89527498
                       ================================
                       89527922
                       ================================
                       89528362
                       ================================
                       89529354
                       ================================
                       89529362
                       ================================
                       89531618
                       ================================
                       89531826
                       ================================
                       89533114
                       ================================
                       89533194
                       ================================
                       89533978
                       ================================
                       89535619
                       ================================
                       89535779
                       ================================
                       89536059
                       ================================
                       89536803
                       ================================
                       89539075
                       ================================
                       89540483
                       ================================
                       89540779
                       ================================
                       89540851
                       ================================
                       89541131
                       ================================
                       89541667
                       ================================
                       89543453
                       ================================
                       89547283
                       ================================
                       89548526
                       ================================
                       89556800
                       ================================
                       89559416
                       ================================
                       89564541
                       ================================
                       89565831
                       ================================
                       89567538
                       ================================
                       89572057
                       ================================
                       89572329
                       ================================
                       89576169
                       ================================
                       89577385
                       ================================
                       89577641
                       ================================
                       89579073
                       ================================
                       89580673
                       ================================
                       89580777
                       ================================
                       89581457
                       ================================
                       89581593
                       ================================
                       89582569
                       ================================
                       89583809
                       ================================


                                   S-VII-68

                       ================================
                       89584890
                       ================================
                       89585730
                       ================================
                       89586018
                       ================================
                       89586242
                       ================================
                       89586770
                       ================================
                       89586882
                       ================================
                       89594892
                       ================================
                       89605953
                       ================================
                       89607039
                       ================================
                       89608023
                       ================================
                       89608599
                       ================================
                       89609175
                       ================================
                       89609415
                       ================================
                       89609527
                       ================================
                       89609543
                       ================================
                       89610135
                       ================================
                       89611383
                       ================================
                       89611663
                       ================================
                       89611759
                       ================================
                       89613503
                       ================================
                       89613783
                       ================================
                       89614015
                       ================================
                       89615024
                       ================================
                       89616385
                       ================================
                       89629435
                       ================================
                       89634629
                       ================================
                       89644548
                       ================================
                       89647460
                       ================================
                       89647500
                       ================================
                       89647668
                       ================================
                       89647676
                       ================================
                       89648004
                       ================================
                       89648044
                       ================================
                       89648157
                       ================================
                       89659237
                       ================================
                       89659349
                       ================================
                       89663184
                       ================================
                       89668211
                       ================================
                       89668701
                       ================================
                       89669085
                       ================================
                       89670941
                       ================================


                                   S-VII-69

                       ================================
                       89674163
                       ================================
                       89677990
                       ================================
                       89678022
                       ================================
                       89678078
                       ================================
                       89678392
                       ================================
                       89678643
                       ================================
                       89680198
                       ================================
                       89684702
                       ================================
                       89686796
                       ================================
                       89690455
                       ================================
                       89690607
                       ================================
                       89690751
                       ================================
                       89690807
                       ================================
                       89691167
                       ================================
                       89693036
                       ================================
                       89694364
                       ================================
                       89694484
                       ================================
                       89695324
                       ================================
                       89695908
                       ================================
                       89696692
                       ================================
                       89696852
                       ================================
                       89696932
                       ================================
                       89697292
                       ================================
                       89697644
                       ================================
                       89697796
                       ================================
                       89698380
                       ================================
                       89698940
                       ================================
                       89699556
                       ================================
                       89699684
                       ================================
                       89699740
                       ================================
                       89700372
                       ================================
                       89700965
                       ================================
                       89702453
                       ================================
                       89702469
                       ================================
                       89702605
                       ================================
                       89703813
                       ================================
                       89704317
                       ================================
                       89704661
                       ================================
                       89705133
                       ================================
                       89707461
                       ================================
                       89707565
                       ================================


                                   S-VII-70

                       ================================
                       89707781
                       ================================
                       89708662
                       ================================
                       89708870
                       ================================
                       89709014
                       ================================
                       89709214
                       ================================
                       89711406
                       ================================
                       89713478
                       ================================
                       89715006
                       ================================
                       89715278
                       ================================
                       89715342
                       ================================
                       89715886
                       ================================
                       89715902
                       ================================
                       89716927
                       ================================
                       89717271
                       ================================
                       89721400
                       ================================
                       89725652
                       ================================
                       89726036
                       ================================
                       89738383
                       ================================
                       89739100
                       ================================
                       89744729
                       ================================
                       89747474
                       ================================
                       89748971
                       ================================
                       89749318
                       ================================
                       89749406
                       ================================
                       89749870
                       ================================
                       89758344
                       ================================
                       89759024
                       ================================
                       89762652
                       ================================
                       89763257
                       ================================
                       89778362
                       ================================
                       89778815
                       ================================
                       89779691
                       ================================
                       89779979
                       ================================
                       89780059
                       ================================
                       89780686
                       ================================
                       89781759
                       ================================
                       89781919
                       ================================
                       89783783
                       ================================
                       89783887
                       ================================
                       89784727
                       ================================
                       89786023
                       ================================


                                   S-VII-71

                       ================================
                       89786687
                       ================================
                       89791400
                       ================================
                       89792872
                       ================================
                       89799521
                       ================================
                       89799737
                       ================================
                       89799857
                       ================================
                       89800057
                       ================================
                       89804744
                       ================================
                       89806862
                       ================================
                       89816665
                       ================================
                       89817821
                       ================================
                       89826001
                       ================================
                       89826177
                       ================================
                       89826337
                       ================================
                       89831950
                       ================================
                       89835862
                       ================================
                       89836094
                       ================================
                       89837310
                       ================================
                       89837846
                       ================================
                       89837854
                       ================================
                       89838046
                       ================================
                       89838510
                       ================================
                       89838670
                       ================================
                       89841478
                       ================================
                       89841646
                       ================================
                       89842318
                       ================================
                       89843190
                       ================================
                       89843254
                       ================================
                       89843919
                       ================================
                       89844367
                       ================================
                       89844631
                       ================================
                       89845031
                       ================================
                       89845175
                       ================================
                       89845927
                       ================================
                       89847483
                       ================================
                       89850063
                       ================================
                       89851281
                       ================================
                       89852478
                       ================================
                       89855078
                       ================================
                       89855318
                       ================================
                       89857000
                       ================================


                                   S-VII-72

                       ================================
                       89857897
                       ================================
                       89859890
                       ================================
                       89860478
                       ================================
                       89861455
                       ================================
                       89869135
                       ================================
                       89871135
                       ================================
                       89871871
                       ================================
                       89877113
                       ================================
                       89878832
                       ================================
                       89879027
                       ================================
                       89879180
                       ================================
                       89879196
                       ================================
                       89879220
                       ================================
                       89881402
                       ================================
                       89882114
                       ================================
                       89882482
                       ================================
                       89883258
                       ================================
                       89883378
                       ================================
                       89883994
                       ================================
                       89885954
                       ================================
                       89886298
                       ================================
                       89886562
                       ================================
                       89886738
                       ================================
                       89886850
                       ================================
                       89888514
                       ================================
                       89890004
                       ================================
                       89890810
                       ================================
                       89892158
                       ================================
                       89892343
                       ================================
                       89897228
                       ================================
                       89898800
                       ================================
                       89902909
                       ================================
                       89903951
                       ================================
                       89905217
                       ================================
                       89906665
                       ================================
                       89908354
                       ================================
                       89908531
                       ================================
                       89913371
                       ================================
                       89917310
                       ================================
                       89918006
                       ================================
                       89919446
                       ================================


                                   S-VII-73

                       ================================
                       89924007
                       ================================
                       89926992
                       ================================
                       89927926
                       ================================
                       89928248
                       ================================
                       89945479
                       ================================
                       89977827
                       ================================
                       89980574
                       ================================
                       89984193
                       ================================
                       89987969
                       ================================
                       89988057
                       ================================
                       89988065
                       ================================
                       89988305
                       ================================
                       89989353
                       ================================
                       89990945
                       ================================
                       89991241
                       ================================
                       89991273
                       ================================
                       89991473
                       ================================
                       89992330
                       ================================
                       89992514
                       ================================
                       89992962
                       ================================
                       89993042
                       ================================
                       89994530
                       ================================
                       89997018
                       ================================
                       89997258
                       ================================
                       89997802
                       ================================
                       89998946
                       ================================
                       89999483
                       ================================
                       90004859
                       ================================
                       90005655
                       ================================
                       90006959
                       ================================
                       90009545
                       ================================
                       90009625
                       ================================
                       90012134
                       ================================
                       90018607
                       ================================
                       90020576
                       ================================
                       90037563
                       ================================
                       90038481
                       ================================
                       90043393
                       ================================
                       90047384
                       ================================
                       90047440
                       ================================
                       90047632
                       ================================


                                   S-VII-74

                       ================================
                       90050229
                       ================================
                       90052549
                       ================================
                       90053045
                       ================================
                       90053341
                       ================================
                       90054013
                       ================================
                       90056333
                       ================================
                       90057406
                       ================================
                       90057702
                       ================================
                       90058150
                       ================================
                       90058318
                       ================================
                       90059558
                       ================================
                       90060454
                       ================================
                       90060902
                       ================================
                       90061358
                       ================================
                       90061774
                       ================================
                       90062526
                       ================================
                       90063014
                       ================================
                       90063342
                       ================================
                       90065152
                       ================================
                       90065401
                       ================================
                       90066856
                       ================================
                       90066880
                       ================================
                       90066968
                       ================================
                       90067290
                       ================================
                       90068631
                       ================================
                       90068711
                       ================================
                       90068895
                       ================================
                       90068959
                       ================================
                       90069537
                       ================================
                       90072521
                       ================================
                       90074720
                       ================================
                       90076564
                       ================================
                       90078862
                       ================================
                       90083543
                       ================================
                       90088815
                       ================================
                       90093285
                       ================================
                       90100374
                       ================================
                       90101632
                       ================================
                       90106954
                       ================================
                       90107418
                       ================================
                       90108713
                       ================================


                                   S-VII-75

                       ================================
                       90116869
                       ================================
                       90117469
                       ================================
                       90120821
                       ================================
                       90122149
                       ================================
                       90122229
                       ================================
                       90122461
                       ================================
                       90122645
                       ================================
                       90123285
                       ================================
                       90123325
                       ================================
                       90123765
                       ================================
                       90124806
                       ================================
                       90125694
                       ================================
                       90126030
                       ================================
                       90126646
                       ================================
                       90131566
                       ================================
                       90135608
                       ================================
                       90139699
                       ================================
                       90143138
                       ================================
                       90145287
                       ================================
                       90146165
                       ================================
                       90147229
                       ================================
                       90150100
                       ================================
                       90156082
                       ================================
                       90156566
                       ================================
                       90157207
                       ================================
                       90157897
                       ================================
                       90158646
                       ================================
                       90158912
                       ================================
                       90163269
                       ================================
                       90168358
                       ================================
                       90168551
                       ================================
                       90168881
                       ================================
                       90172519
                       ================================
                       90175736
                       ================================
                       90175856
                       ================================
                       90177233
                       ================================
                       90177426
                       ================================
                       90179426
                       ================================
                       90181842
                       ================================
                       90181962
                       ================================
                       90182474
                       ================================


                                   S-VII-76

                       ================================
                       90183250
                       ================================
                       90184042
                       ================================
                       90184746
                       ================================
                       90185026
                       ================================
                       90185394
                       ================================
                       90187131
                       ================================
                       90187843
                       ================================
                       90188403
                       ================================
                       90189579
                       ================================
                       90191771
                       ================================
                       90192179
                       ================================
                       90193251
                       ================================
                       90193484
                       ================================
                       90193540
                       ================================
                       90193637
                       ================================
                       90194265
                       ================================
                       90196065
                       ================================
                       90196409
                       ================================
                       90196465
                       ================================
                       90199460
                       ================================
                       90205150
                       ================================
                       90205198
                       ================================
                       90205328
                       ================================
                       90205481
                       ================================
                       90209522
                       ================================
                       90209570
                       ================================
                       90216603
                       ================================
                       90216628
                       ================================
                       90217409
                       ================================
                       90218855
                       ================================
                       90223951
                       ================================
                       90224239
                       ================================
                       9024641
                       ================================
                       90248228
                       ================================
                       90255901
                       ================================
                       90257145
                       ================================
                       90261238
                       ================================
                       90261398
                       ================================
                       90261486
                       ================================
                       90262615
                       ================================
                       90262639
                       ================================


                                   S-VII-77

                       ================================
                       90268124
                       ================================
                       90268276
                       ================================
                       90268500
                       ================================
                       90270196
                       ================================
                       90270404
                       ================================
                       90270996
                       ================================
                       90272325
                       ================================
                       90273485
                       ================================
                       90273653
                       ================================
                       90274253
                       ================================
                       90275069
                       ================================
                       90277843
                       ================================
                       90278324
                       ================================
                       90279020
                       ================================
                       90281892
                       ================================
                       90285172
                       ================================
                       90286229
                       ================================
                       90286773
                       ================================
                       90287613
                       ================================
                       90287933
                       ================================
                       90290061
                       ================================
                       90290501
                       ================================
                       90291341
                       ================================
                       90291693
                       ================================
                       90292597
                       ================================
                       90292837
                       ================================
                       90293133
                       ================================
                       90293381
                       ================================
                       90294758
                       ================================
                       90295318
                       ================================
                       90296142
                       ================================
                       90298698
                       ================================
                       90299778
                       ================================
                       90303341
                       ================================
                       90303357
                       ================================
                       90304532
                       ================================
                       90304645
                       ================================
                       90307282
                       ================================
                       90307323
                       ================================
                       90307564
                       ================================
                       90308265
                       ================================


                                   S-VII-78

                       ================================
                       90309525
                       ================================
                       90312626
                       ================================
                       90314234
                       ================================
                       90315572
                       ================================
                       90315975
                       ================================
                       90316281
                       ================================
                       90318455
                       ================================
                       90320622
                       ================================
                       90320839
                       ================================
                       90321710
                       ================================
                       90321750
                       ================================
                       90322056
                       ================================
                       90322426
                       ================================
                       90323268
                       ================================
                       90323783
                       ================================
                       90330612
                       ================================
                       90333383
                       ================================
                       90334730
                       ================================
                       90334810
                       ================================
                       90334882
                       ================================
                       90337595
                       ================================
                       90337979
                       ================================
                       90341963
                       ================================
                       90343819
                       ================================
                       90344187
                       ================================
                       90344955
                       ================================
                       90349236
                       ================================
                       90349612
                       ================================
                       90350236
                       ================================
                       90350908
                       ================================
                       90350948
                       ================================
                       90353821
                       ================================
                       90354669
                       ================================
                       90355127
                       ================================
                       90355916
                       ================================
                       90357240
                       ================================
                       90360494
                       ================================
                       90362110
                       ================================
                       90367465
                       ================================
                       90367787
                       ================================
                       90367940
                       ================================


                                   S-VII-79

                       ================================
                       90368092
                       ================================
                       90371085
                       ================================
                       90371182
                       ================================
                       90372278
                       ================================
                       90374380
                       ================================
                       90376076
                       ================================
                       90376716
                       ================================
                       90378879
                       ================================
                       90381403
                       ================================
                       90382615
                       ================================
                       90382711
                       ================================
                       90385236
                       ================================
                       90385670
                       ================================
                       90386419
                       ================================
                       90388981
                       ================================
                       90389351
                       ================================
                       90390770
                       ================================
                       90391466
                       ================================
                       90392118
                       ================================
                       90394061
                       ================================
                       90394069
                       ================================
                       90395449
                       ================================
                       90396850
                       ================================
                       90396963
                       ================================
                       90397285
                       ================================
                       90397950
                       ================================
                       90398559
                       ================================
                       90399715
                       ================================
                       90400061
                       ================================
                       90400391
                       ================================
                       90404958
                       ================================
                       90405678
                       ================================
                       90405950
                       ================================
                       90405958
                       ================================
                       90409423
                       ================================
                       90410759
                       ================================
                       90415431
                       ================================
                       90415711
                       ================================
                       90416055
                       ================================
                       90416279
                       ================================
                       90418184
                       ================================


                                   S-VII-80

                       ================================
                       90420344
                       ================================
                       9042463
                       ================================
                       90424920
                       ================================
                       9042522
                       ================================
                       90426665
                       ================================
                       90427257
                       ================================
                       90427722
                       ================================
                       90429478
                       ================================
                       90430267
                       ================================
                       90431376
                       ================================
                       90432075
                       ================================
                       90432140
                       ================================
                       90432648
                       ================================
                       90434850
                       ================================
                       90440801
                       ================================
                       90441388
                       ================================
                       90441596
                       ================================
                       90444183
                       ================================
                       90445749
                       ================================
                       90446120
                       ================================
                       90447886
                       ================================
                       90449267
                       ================================
                       90450297
                       ================================
                       90450321
                       ================================
                       90453007
                       ================================
                       90456582
                       ================================
                       90477318
                       ================================
                       90480124
                       ================================
                       90481013
                       ================================
                       90482062
                       ================================
                       90482926
                       ================================
                       90483102
                       ================================
                       90487874
                       ================================
                       90491581
                       ================================
                       90492406
                       ================================
                       90493312
                       ================================
                       90494311
                       ================================
                       90494973
                       ================================
                       90497423
                       ================================
                       90499178
                       ================================
                       90500018
                       ================================


                                   S-VII-81

                       ================================
                       90502546
                       ================================
                       90503878
                       ================================
                       90503950
                       ================================
                       90504127
                       ================================
                       90504328
                       ================================
                       90504739
                       ================================
                       90504804
                       ================================
                       90505172
                       ================================
                       90505870
                       ================================
                       90505974
                       ================================
                       90506310
                       ================================
                       90510998
                       ================================
                       90511686
                       ================================
                       90515383
                       ================================
                       90518303
                       ================================
                       90518551
                       ================================
                       90525946
                       ================================
                       90534779
                       ================================
                       90535374
                       ================================
                       90540818
                       ================================
                       90541035
                       ================================
                       90547227
                       ================================
                       90557458
                       ================================
                       90557901
                       ================================
                       90558054
                       ================================
                       90558979
                       ================================
                       90559115
                       ================================
                       90559982
                       ================================
                       90562604
                       ================================
                       90565088
                       ================================
                       90566959
                       ================================
                       90568734
                       ================================
                       90568830
                       ================================
                       90573177
                       ================================
                       90573393
                       ================================
                       90576017
                       ================================
                       90587564
                       ================================
                       90590246
                       ================================
                       90591152
                       ================================
                       90591192
                       ================================
                       90593187
                       ================================


                                   S-VII-82

                       ================================
                       90593275
                       ================================
                       90593508
                       ================================
                       90596474
                       ================================
                       90597027
                       ================================
                       90597267
                       ================================
                       90597619
                       ================================
                       90603007
                       ================================
                       90603160
                       ================================
                       90605004
                       ================================
                       90607287
                       ================================
                       90607601
                       ================================
                       90609492
                       ================================
                       90609716
                       ================================
                       90623613
                       ================================
                       90623837
                       ================================
                       90628398
                       ================================
                       90628430
                       ================================
                       90628694
                       ================================
                       90628958
                       ================================
                       90630882
                       ================================
                       90634093
                       ================================
                       90634399
                       ================================
                       90634528
                       ================================
                       90636696
                       ================================
                       90642680
                       ================================
                       90643528
                       ================================
                       90645634
                       ================================
                       90646471
                       ================================
                       90648467
                       ================================
                       90650851
                       ================================
                       90659975
                       ================================
                       90660353
                       ================================
                       90676994
                       ================================
                       90682004
                       ================================
                       90682468
                       ================================
                       90683493
                       ================================
                       90683869
                       ================================
                       90697215
                       ================================
                       90703853
                       ================================
                       90704343
                       ================================
                       90705622
                       ================================


                                   S-VII-83

                       ================================
                       90708202
                       ================================
                       90708444
                       ================================
                       90714917
                       ================================
                       90715601
                       ================================
                       90720237
                       ================================
                       90721901
                       ================================
                       90730014
                       ================================
                       90730774
                       ================================
                       90731166
                       ================================
                       90731614
                       ================================
                       90733582
                       ================================
                       90735831
                       ================================
                       90737511
                       ================================
                       90739949
                       ================================
                       90740577
                       ================================
                       90740698
                       ================================
                       90740811
                       ================================
                       90740899
                       ================================
                       90740939
                       ================================
                       90743150
                       ================================
                       90745914
                       ================================
                       90748915
                       ================================
                       90750180
                       ================================
                       90751970
                       ================================
                       90752131
                       ================================
                       90752453
                       ================================
                       90752509
                       ================================
                       90752792
                       ================================
                       90754738
                       ================================
                       90755090
                       ================================
                       90755938
                       ================================
                       90756298
                       ================================
                       90757490
                       ================================
                       90759241
                       ================================
                       90761270
                       ================================
                       90767954
                       ================================
                       90768196
                       ================================
                       90768840
                       ================================
                       90769267
                       ================================
                       90769323
                       ================================
                       90772178
                       ================================


                                   S-VII-84

                       ================================
                       90773411
                       ================================
                       90774636
                       ================================
                       90774772
                       ================================
                       90777671
                       ================================
                       90777703
                       ================================
                       90778782
                       ================================
                       90779442
                       ================================
                       90782808
                       ================================
                       90782961
                       ================================
                       90783017
                       ================================
                       90783404
                       ================================
                       90783630
                       ================================
                       90785414
                       ================================
                       90786634
                       ================================
                       90818552
                       ================================
                       90818792
                       ================================
                       90819409
                       ================================
                       90820074
                       ================================
                       90824373
                       ================================
                       90827538
                       ================================
                       90831674
                       ================================
                       90835723
                       ================================
                       90837035
                       ================================
                       90839875
                       ================================
                       90840099
                       ================================
                       90840123
                       ================================
                       90840259
                       ================================
                       90845974
                       ================================
                       90846054
                       ================================
                       90850701
                       ================================
                       90851064
                       ================================
                       90855417
                       ================================
                       90862093
                       ================================
                       90862229
                       ================================
                       90863817
                       ================================
                       90864891
                       ================================
                       90865940
                       ================================
                       90870329
                       ================================
                       90871307
                       ================================
                       90871580
                       ================================
                       90871717
                       ================================


                                   S-VII-85

                       ================================
                       90872410
                       ================================
                       90872418
                       ================================
                       90872772
                       ================================
                       90872901
                       ================================
                       90874797
                       ================================
                       90875957
                       ================================
                       90876197
                       ================================
                       90881781
                       ================================
                       90883421
                       ================================
                       90883925
                       ================================
                       90885959
                       ================================
                       90886934
                       ================================
                       90886958
                       ================================
                       90887675
                       ================================
                       90888507
                       ================================
                       90889627
                       ================================
                       90889915
                       ================================
                       90890147
                       ================================
                       90890507
                       ================================
                       90890691
                       ================================
                       90915126
                       ================================
                       90915142
                       ================================
                       90917351
                       ================================
                       90918236
                       ================================
                       90918612
                       ================================
                       90920727
                       ================================
                       90924027
                       ================================
                       90929500
                       ================================
                       90933085
                       ================================
                       90941230
                       ================================
                       90942617
                       ================================
                       90943109
                       ================================
                       90945448
                       ================================
                       90945979
                       ================================
                       90948825
                       ================================
                       90948873
                       ================================
                       90957948
                       ================================
                       90958407
                       ================================
                       90959043
                       ================================
                       90959083
                       ================================
                       90959563
                       ================================


                                   S-VII-86

                       ================================
                       90959747
                       ================================
                       90959803
                       ================================
                       90959883
                       ================================
                       90960915
                       ================================
                       90961483
                       ================================
                       90961715
                       ================================
                       90961907
                       ================================
                       90963140
                       ================================
                       90964803
                       ================================
                       90965181
                       ================================
                       90966280
                       ================================
                       90969585
                       ================================
                       90969865
                       ================================
                       90969881
                       ================================
                       90972040
                       ================================
                       90972112
                       ================================
                       90974394
                       ================================
                       90974572
                       ================================
                       90975023
                       ================================
                       90992055
                       ================================
                       90992209
                       ================================
                       90993223
                       ================================
                       90997580
                       ================================
                       90997748
                       ================================
                       91000100
                       ================================
                       91001509
                       ================================
                       91001598
                       ================================
                       91011229
                       ================================
                       91012504
                       ================================
                       91013691
                       ================================
                       91014387
                       ================================
                       91014435
                       ================================
                       91014971
                       ================================
                       91016730
                       ================================
                       91016874
                       ================================
                       91017794
                       ================================
                       91019457
                       ================================
                       91020125
                       ================================
                       91020133
                       ================================
                       91021418
                       ================================
                       91024764
                       ================================


                                   S-VII-87

                       ================================
                       91024901
                       ================================
                       91027208
                       ================================
                       91027256
                       ================================
                       91027793
                       ================================
                       91028998
                       ================================
                       91029864
                       ================================
                       91030064
                       ================================
                       91031968
                       ================================
                       91034022
                       ================================
                       91035319
                       ================================
                       91035423
                       ================================
                       91037392
                       ================================
                       91037915
                       ================================
                       91038077
                       ================================
                       91041435
                       ================================
                       91041579
                       ================================
                       91042739
                       ================================
                       91042852
                       ================================
                       91049559
                       ================================
                       91050439
                       ================================
                       91056958
                       ================================
                       91057014
                       ================================
                       91060299
                       ================================
                       91064874
                       ================================
                       91065276
                       ================================
                       91065284
                       ================================
                       91071700
                       ================================
                       91071748
                       ================================
                       91071797
                       ================================
                       91072392
                       ================================
                       91072456
                       ================================
                       91072640
                       ================================
                       91074305
                       ================================
                       91077675
                       ================================
                       91078198
                       ================================
                       91078496
                       ================================
                       91082371
                       ================================
                       91083723
                       ================================
                       91084803
                       ================================
                       91095138
                       ================================
                       91095557
                       ================================


                                   S-VII-88

                       ================================
                       91099921
                       ================================
                       91099953
                       ================================
                       91103511
                       ================================
                       91105943
                       ================================
                       91105967
                       ================================
                       91108017
                       ================================
                       91109297
                       ================================
                       91109780
                       ================================
                       91110521
                       ================================
                       91111238
                       ================================
                       91111753
                       ================================
                       91112430
                       ================================
                       91112855
                       ================================
                       91114042
                       ================================
                       91115451
                       ================================
                       91115716
                       ================================
                       91117721
                       ================================
                       91118365
                       ================================
                       91118526
                       ================================
                       91119840
                       ================================
                       91119856
                       ================================
                       91119977
                       ================================
                       91122815
                       ================================
                       91122968
                       ================================
                       91124905
                       ================================
                       91124953
                       ================================
                       91125815
                       ================================
                       91126685
                       ================================
                       91127457
                       ================================
                       91131884
                       ================================
                       91132333
                       ================================
                       91133526
                       ================================
                       91133534
                       ================================
                       91133783
                       ================================
                       91135265
                       ================================
                       91135657
                       ================================
                       91136990
                       ================================
                       91137497
                       ================================
                       91140082
                       ================================
                       91158367
                       ================================
                       91166904
                       ================================


                                   S-VII-89

                       ================================
                       91181586
                       ================================
                       91192333
                       ================================
                       91192591
                       ================================
                       91192979
                       ================================
                       91193422
                       ================================
                       91197801
                       ================================
                       91199190
                       ================================
                       91199262
                       ================================
                       91199383
                       ================================
                       91202577
                       ================================
                       91203342
                       ================================
                       91203414
                       ================================
                       91203559
                       ================================
                       91204582
                       ================================
                       91205283
                       ================================
                       91205556
                       ================================
                       91205709
                       ================================
                       91205927
                       ================================
                       91206031
                       ================================
                       91209740
                       ================================
                       91210014
                       ================================
                       91210030
                       ================================
                       91213561
                       ================================
                       91216939
                       ================================
                       91218134
                       ================================
                       91219100
                       ================================
                       91221335
                       ================================
                       91223221
                       ================================
                       91225765
                       ================================
                       91226197
                       ================================
                       91226785
                       ================================
                       91228901
                       ================================
                       91231921
                       ================================
                       91231961
                       ================================
                       91232025
                       ================================
                       91232553
                       ================================
                       91234433
                       ================================
                       91238361
                       ================================
                       91239914
                       ================================
                       91239986
                       ================================
                       91240178
                       ================================


                                   S-VII-90

                       ================================
                       91243570
                       ================================
                       91432836
                       ================================
                       9335331
                       ================================
                       94830192
                       ================================
                       94831211
                       ================================
                       94831678
                       ================================
                       94849929
                       ================================
                       94850516
                       ================================
                       94854502
                       ================================
                       94854599
                       ================================
                       94854631
                       ================================
                       94857833
                       ================================
                       94863048
                       ================================
                       94863564
                       ================================
                       94865690
                       ================================
                       94866036
                       ================================
                       94871374
                       ================================
                       94873183
                       ================================
                       94874133
                       ================================
                       94874294
                       ================================
                       94874439
                       ================================
                       94876621
                       ================================
                       94876710
                       ================================
                       94876806
                       ================================
                       94877998
                       ================================
                       94882462
                       ================================
                       94901137
                       ================================
                       94907570
                       ================================
                       94909813
                       ================================
                       94910638
                       ================================
                       94925261
                       ================================
                       94925309
                       ================================
                       94925954
                       ================================
                       94926220
                       ================================
                       94927566
                       ================================
                       94930229
                       ================================
                       94930365
                       ================================
                       94931964
                       ================================
                       94937230
                       ================================
                       94941200
                       ================================
                       94941224
                       ================================


                                   S-VII-91

                       ================================
                       94942460
                       ================================
                       94944028
                       ================================
                       94945399
                       ================================
                       94947983
                       ================================
                       94948690
                       ================================
                       94948970
                       ================================
                       94951451
                       ================================
                       94952381
                       ================================
                       94952817
                       ================================
                       94954426
                       ================================
                       94957072
                       ================================
                       94957314
                       ================================
                       94957684
                       ================================
                       94958817
                       ================================
                       94963876
                       ================================
                       94966669
                       ================================
                       94967185
                       ================================
                       94967282
                       ================================
                       94967306
                       ================================
                       94967354
                       ================================
                       94971383
                       ================================
                       94973887
                       ================================
                       94974287
                       ================================
                       94975273
                       ================================
                       94975377
                       ================================
                       94975769
                       ================================
                       94978698
                       ================================
                       94987327
                       ================================
                       94987609
                       ================================
                       94991140
                       ================================
                       94991865
                       ================================
                       94992034
                       ================================
                       95000141
                       ================================
                       95004170
                       ================================
                       95010997
                       ================================
                       95011029
                       ================================
                       95014340
                       ================================
                       95014711
                       ================================
                       95015017
                       ================================
                       95015918
                       ================================
                       95017984
                       ================================


                                   S-VII-92

                       ================================
                       95018306
                       ================================
                       95020258
                       ================================
                       95024556
                       ================================
                       95024604
                       ================================
                       95028670
                       ================================
                       95028694
                       ================================
                       95029065
                       ================================
                       95029913
                       ================================
                       95030257
                       ================================
                       95034580
                       ================================
                       95034844
                       ================================
                       95035559
                       ================================
                       95036437
                       ================================
                       95037145
                       ================================
                       95037854
                       ================================
                       95089419
                       ================================
                       95089443
                       ================================
                       95089683
                       ================================
                       95090563
                       ================================
                       95091468
                       ================================
                       95091605
                       ================================
                       95091621
                       ================================
                       95092173
                       ================================
                       95092749
                       ================================
                       95092877
                       ================================
                       95093077
                       ================================
                       95093213
                       ================================
                       95093565
                       ================================
                       95093965
                       ================================
                       95094533
                       ================================
                       95094782
                       ================================
                       95096132
                       ================================
                       95096380
                       ================================
                       95100256
                       ================================
                       95100361
                       ================================
                       95103055
                       ================================
                       95104320
                       ================================
                       95108012
                       ================================
                       95111765
                       ================================
                       95113614
                       ================================
                       95113886
                       ================================


                                   S-VII-93

                       ================================
                       95118468
                       ================================
                       95120956
                       ================================
                       95121709
                       ================================
                       95122457
                       ================================
                       95122977
                       ================================
                       95123890
                       ================================
                       95124155
                       ================================
                       95124945
                       ================================
                       95125114
                       ================================
                       95125613
                       ================================
                       95131030
                       ================================
                       95131102
                       ================================
                       95131199
                       ================================
                       95135198
                       ================================
                       95135335
                       ================================
                       95135834
                       ================================
                       95136583
                       ================================
                       95136897
                       ================================
                       95137155
                       ================================
                       95137445
                       ================================
                       95141668
                       ================================
                       95141893
                       ================================
                       95142710
                       ================================
                       95143986
                       ================================
                       95145511
                       ================================
                       95146421
                       ================================
                       95148760
                       ================================
                       95148994
                       ================================
                       95150366
                       ================================
                       95151251
                       ================================
                       95151284
                       ================================
                       95151944
                       ================================
                       95153107
                       ================================
                       95153608
                       ================================
                       95154067
                       ================================
                       95155269
                       ================================
                       95176256
                       ================================
                       95176264
                       ================================
                       95176336
                       ================================
                       95177525
                       ================================
                       95178056
                       ================================


                                   S-VII-94

                       ================================
                       95178161
                       ================================
                       95179339
                       ================================
                       9518159
                       ================================
                       9518281
                       ================================
                       9577369
                       ================================
                       9578107
                       ================================
                       96177800
                       ================================
                       96179984
                       ================================
                       96180032
                       ================================
                       96180064
                       ================================
                       96180800
                       ================================
                       96184214
                       ================================
                       96185878
                       ================================
                       96190910
                       ================================
                       96191571
                       ================================
                       96194668
                       ================================
                       96195529
                       ================================
                       96196045
                       ================================
                       96197135
                       ================================
                       96197175
                       ================================
                       96197223
                       ================================
                       96198455
                       ================================
                       96198632
                       ================================
                       96198906
                       ================================
                       96200748
                       ================================
                       96202593
                       ================================
                       96202802
                       ================================
                       96205780
                       ================================
                       96205844
                       ================================
                       96205884
                       ================================
                       96206657
                       ================================
                       96207390
                       ================================
                       96207914
                       ================================
                       96208728
                       ================================
                       96209098
                       ================================
                       96209114
                       ================================
                       96209219
                       ================================
                       96209614
                       ================================
                       96209678
                       ================================
                       96210903
                       ================================
                       96210999
                       ================================


                                   S-VII-95

                       ================================
                       96213750
                       ================================
                       96213943
                       ================================
                       96215372
                       ================================
                       96215380
                       ================================
                       96238512
                       ================================
                       96238875
                       ================================
                       96239601
                       ================================
                       96239770
                       ================================
                       96240148
                       ================================
                       96240188
                       ================================
                       96243392
                       ================================
                       96244248
                       ================================
                       96250278
                       ================================
                       96250582
                       ================================
                       96250606
                       ================================
                       96250960
                       ================================
                       96250984
                       ================================
                       96253678
                       ================================
                       96253710
                       ================================
                       96253742
                       ================================
                       96256242
                       ================================
                       96257047
                       ================================
                       96263232
                       ================================
                       96271345
                       ================================
                       96271868
                       ================================
                       96279233
                       ================================
                       96280420
                       ================================
                       96281388
                       ================================
                       96282420
                       ================================
                       96284740
                       ================================
                       96290302
                       ================================
                       96290367
                       ================================
                       96291825
                       ================================
                       96291841
                       ================================
                       96300704
                       ================================
                       96301501
                       ================================
                       96303696
                       ================================
                       96314401
                       ================================
                       96319040
                       ================================
                       96319088
                       ================================
                       96320884
                       ================================


                                   S-VII-96

                       ================================
                       96323110
                       ================================
                       96325038
                       ================================
                       96326531
                       ================================
                       96332920
                       ================================
                       96332960
                       ================================
                       96336896
                       ================================
                       96337726
                       ================================
                       96339286
                       ================================
                       96339552
                       ================================
                       96340740
                       ================================
                       96343403
                       ================================
                       96348878
                       ================================
                       96348902
                       ================================
                       96350717
                       ================================
                       96350749
                       ================================
                       96355164
                       ================================
                       96372023
                       ================================
                       96374873
                       ================================
                       96375235
                       ================================
                       96375316
                       ================================
                       96376845
                       ================================
                       96378759
                       ================================
                       96379121
                       ================================
                       96388590
                       ================================
                       96394018
                       ================================
                       96394131
                       ================================
                       96398144
                       ================================
                       96399859
                       ================================
                       96400351
                       ================================
                       96406338
                       ================================
                       96411934
                       ================================
                       96411958
                       ================================
                       96412023
                       ================================
                       96415967
                       ================================
                       96416533
                       ================================
                       96416549
                       ================================
                       96416565
                       ================================
                       96426192
                       ================================
                       96427529
                       ================================
                       96428012
                       ================================
                       96429852
                       ================================


                                   S-VII-97

                       ================================
                       96429996
                       ================================
                       96430636
                       ================================
                       96431669
                       ================================
                       96433149
                       ================================
                       9643459
                       ================================
                       96436577
                       ================================
                       96436625
                       ================================
                       96437044
                       ================================
                       96439479
                       ================================
                       96448527
                       ================================
                       96451253
                       ================================
                       96459055
                       ================================
                       96460603
                       ================================
                       96468386
                       ================================
                       96469725
                       ================================
                       96473053
                       ================================
                       96482603
                       ================================
                       96487698
                       ================================
                       96496521
                       ================================
                       96498525
                       ================================
                       96498581
                       ================================
                       96498621
                       ================================
                       96501124
                       ================================
                       96501180
                       ================================
                       96501189
                       ================================
                       96503041
                       ================================
                       96503322
                       ================================
                       96511799
                       ================================
                       96512983
                       ================================
                       96518583
                       ================================
                       96519534
                       ================================
                       96604669
                       ================================
                       96611788
                       ================================
                       96615833
                       ================================
                       96617927
                       ================================
                       96621387
                       ================================
                       96622156
                       ================================
                       96632688
                       ================================
                       96635035
                       ================================
                       96635245
                       ================================
                       96636542
                       ================================


                                   S-VII-98

                       ================================
                       96638285
                       ================================
                       96638293
                       ================================
                       96638341
                       ================================
                       96638784
                       ================================
                       96642141
                       ================================
                       96647315
                       ================================
                       96652899
                       ================================
                       96653462
                       ================================
                       96658391
                       ================================
                       96693370
                       ================================
                       96697223
                       ================================
                       96697594
                       ================================
                       96697867
                       ================================
                       96699293
                       ================================
                       96699703
                       ================================
                       96704673
                       ================================
                       96711323
                       ================================
                       96711717
                       ================================
                       96716940
                       ================================
                       96718957
                       ================================
                       96719045
                       ================================
                       96719221
                       ================================
                       96728936
                       ================================
                       96734932
                       ================================
                       96735004
                       ================================
                       96735532
                       ================================
                       96736260
                       ================================
                       96739198
                       ================================
                       96739279
                       ================================
                       96739432
                       ================================
                       96741425
                       ================================
                       96744071
                       ================================
                       96749861
                       ================================
                       96754555
                       ================================
                       96794913
                       ================================
                       96797249
                       ================================
                       96798526
                       ================================
                       96801163
                       ================================
                       96805689
                       ================================
                       96805705
                       ================================
                       96810191
                       ================================


                                   S-VII-99

                       ================================
                       96816669
                       ================================
                       96816757
                       ================================
                       96817501
                       ================================
                       96818408
                       ================================
                       96818609
                       ================================
                       96870713
                       ================================
                       96886805
                       ================================
                       96898103
                       ================================
                       96900145
                       ================================
                       96900489
                       ================================
                       96925394
                       ================================
                       96934728
                       ================================
                       96948131
                       ================================
                       96948179
                       ================================
                       96968220
                       ================================
                       97002272
                       ================================
                       97002546
                       ================================
                       97010423
                       ================================
                       97025117
                       ================================
                       97030141
                       ================================
                       97036569
                       ================================
                       97062538
                       ================================
                       97071681
                       ================================
                       97077831
                       ================================
                       97106182
                       ================================
                       97116438
                       ================================
                       97284098
                       ================================
                       97287702
                       ================================
                       97296075
                       ================================
                       97384554
                       ================================
                       97427798
                       ================================
                       97452789
                       ================================
                       97518222
                       ================================
                       97518262
                       ================================
                       97539222
                       ================================
                       97541158
                       ================================
                       97547722
                       ================================
                       97584829
                       ================================
                       97700834
                       ================================
                       97701583
                       ================================
                       97702589
                       ================================


                                   S-VII-100

                       ================================
                       97933829
                       ================================
                       Total:4,096
                       ================================




                                   S-VII-101

                                   EXHIBIT A

                         [FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO, OR TO A PERSON INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                :

Cut-off Date                   :

First Distribution Date        :

Initial Certificate Balance
of this Certificate
("Denomination")               :        $

Initial Certificate Balance
of all Certificates of
this Class                     :        $


CUSIP                          :


Interest Rate                  :


Maturity Date                  :


                                  CWALT, INC.
           Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage

Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Unless the transferee delivers the Opinion of Counsel described above, such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to, or to a person investing assets of, an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                           *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                          THE BANK OF NEW YORK,
                                          as Trustee


                                          By ______________________


Countersigned:

By _________________________________
        Authorized Signatory of
        THE BANK OF NEW YORK,
        as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE

PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.:

Cut-off Date                  :

First Distribution Date       :

Initial Certificate Balance
of this Certificate
("Denomination")              :        $

Initial Certificate Balance
of all Certificates of
this Class                    :        $


CUSIP                         :


Interest Rate                 :


Maturity Date                 :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor


     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or
(iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.



                                *    *    *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                         THE BANK OF NEW YORK,
                                         as Trustee


                                         By ______________________


Countersigned:

By ______________________________
       Authorized Signatory of
       THE BANK OF NEW YORK,
       as Trustee

                                  EXHIBIT C-1

                        [FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]



                                     C-1-1

Certificate No.                  :

Cut-off  Date                    :

First Distribution Date          :

Initial Certificate Balance
of this Certificate
("Denomination")                 :        $

Initial Certificate Balance
of all Certificates of
this Class                       :        $


CUSIP                            :


Interest Rate                    :


Maturity Date                    :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class A-R

         evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that __________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWALT, Inc. (the


                                     C-1-2

"Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without


                                     C-1-3
delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    *   *   *


                                     C-1-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                         THE BANK OF NEW YORK,
                                         as Trustee


                                         By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee


                                     C-1-5

                                   EXHIBIT D

                     [FORM OF NOTIONAL AMOUNT CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO, OR A PERSON INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.              :

Cut-off Date                 :

First Distribution Date      :

Initial Notional Amount
of this Certificate
("Denomination")             :        $

Initial Notional Amount
of all Certificates
of this Class                :        $

CUSIP                        :


Interest Rate                :        Interest Only


Maturity Date                :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor


     The Notional Amount of this certificate at any time, may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. When the transferee delivers the Opinion of Counsel described above, such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to, or a person investing assets of, an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                *   *   *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                         THE BANK OF NEW YORK,
                                         as Trustee


                                         By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT E

                       [FORM OF] REVERSE OF CERTIFICATES

                                  CWALT, INC.
                      Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as CWALT, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        _______________________________________________________________________


Dated:

                                        _______________________________________
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to, _______________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
for the account of ___________________________________________________________,
account number ___________________, or, if mailed by check, to _______________.
Applicable statements should be mailed to ____________________________________,
_______________________________________________________________________________
______________________________________________________________________________.

     This information is provided by _________________________________________, the assignee named above, or _________________________________________________, as its agent.

STATE OF                  )
                          )  ss.:
COUNTY OF                 )


     On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _______________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                             __________________________________
                                                        Notary Public



                                [Notarial Seal]

                                  EXHIBIT F-1

                  [FORM OF] INITIAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

_____________________
_____________________


          Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
               ---------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached schedule) it has received:

     (i) (a) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from Countrywide stating that the original Mortgage Note was lost or destroyed; and

     (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.


                                    F-1-1

The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Initial Mortgage Loan.


                                    F-1-2

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       THE BANK OF NEW YORK,
                                         as Trustee


                                       By:____________________________
                                       Name:
                                       Title:




                                    F-1-3

                                  EXHIBIT F-2

                  [FORM OF] INITIAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)




                                    [date]

[Depositor]

[Master Servicer]

[Countrywide]

___________________
___________________


          Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 20__-__ and the Supplemental Transfer Agreement dated as of [month] ____, 200_ among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, and The Bank of New York, as Trustee
               -------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") and the Supplemental Transfer Agreement, dated as of [month] ____, 200_, the undersigned, as Trustee, hereby certifies that, as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached schedule) it has received:

     (i) (a) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed; and

     (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).


                                    F-2-1

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.


                                    F-2-2

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       THE BANK OF NEW YORK,
                                         as Trustee


                                       By:____________________________
                                       Name:
                                       Title:



                                    F-2-3

                                  EXHIBIT G-1

                    [FORM OF] DELAY DELIVERY CERTIFICATION
                           (INITIAL MORTGAGE LOANS)

                                    [date]

[Depositor]

[Master Servicer]

[Countrywide]

_____________________

_____________________


          Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
               ---------------------------

Gentlemen:

     Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Initial Mortgage Loan listed on Schedule A attached hereto (other than any Initial Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

     (i) the original Mortgage Note, endorsed by Countrywide or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to Countrywide, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from Countrywide, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of


                                    G-1-1
          the MIN of the Initial Mortgage Loan and language indicating that the Initial Mortgage Loan is a MOM Loan if the Initial Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

    (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
          Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan Countrywide cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by Countrywide, the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and


                                    G-1-2

Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                    G-1-3

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                      as Trustee


                                    By:___________________________
                                    Name:
                                    Title:



                                    G-1-4

                                  EXHIBIT G-2


                    [FORM OF] DELAY DELIVERY CERTIFICATION
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]


          Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 20__-__ and the Supplemental Transfer Agreement dated as of [month] ____, 200_ among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, and The Bank of New York, as Trustee
               --------------------------------

Gentlemen:

     Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on [month] __, 200_ (such date being the related "Supplemental Transfer Date" in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Supplemental Mortgage Loan listed on Schedule A attached hereto (other than any Supplemental Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the


                                    G-2-1
          original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Supplemental Mortgage Loan and language indicating that the Supplemental Mortgage Loan is a MOM Loan if the Supplemental Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

    (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
          Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental


                                    G-2-2

Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or
(ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.



                                    G-2-3

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        THE BANK OF NEW YORK,
                                          as Trustee


                                        By:____________________________
                                        Name:
                                        Title:



                                    G-2-4

                                  EXHIBIT H-1


                   [FORM OF] FINAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]
_____________________
_____________________


          Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
               ----------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note, endorsed by Countrywide or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to Countrywide, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from Countrywide, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is


                                    H-1-1
          a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

    (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Initial Mortgage Loan that is not a MERS Mortgage Loan Countrywide cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by Countrywide, the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the


                                    H-1-2

"Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Initial Mortgage Loan.


                                    H-1-3

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                      as Trustee


                                     By:_________________________
                                     Name:
                                     Title:


                                    H-1-4

                                  EXHIBIT H-2

                   [FORM OF] FINAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]
___________________
___________________


                    Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans,
                         Inc., as a Seller, Park Granada LLC, as a
                         Seller, Park Monaco, Inc., as a Seller, Park
                         Sienna LLC, as a Seller, Countrywide Home
                         Loans Servicing LP, as Master Servicer, and
                         The Bank of New York, as Trustee, Mortgage
                         Pass-Through Certificates, Series 20__-__ and
                         the Supplemental Transfer Agreement dated as
                         of [month] ____, 200_ among CWALT, Inc., as
                         Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC,
                         as a Seller, and The Bank of New York, as Trustee
                         --------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original


                                    H-2-1
          lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

     (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

    (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

     (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan)];

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

     (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     In the event that in connection with any Supplemental Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.


                                    H-2-2

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or
(ii) the collectibility, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.



                                    H-2-3

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK,
                                      as Trustee


                                     By:_________________________
                                     Name:
                                     Title:



                                    H-2-4

                                   EXHIBIT I

                         [FORM OF] TRANSFER AFFIDAVIT

                                  CWALT, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_


STATE OF               )
                       ) ss.:
COUNTY OF              )


     The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of _________ __, 2___ (the "Agreement"), by and among CWALT, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc. (the "Company"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller (and together with the Company, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          2. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or to section 4975 of the Internal Revenue Code of 1986, nor is it acting on behalf of or with plan assets of any such plan. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee will endeavor to remain a Permitted Transferee for so long as it retains its Ownership Interest in the Certificate. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

          6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J-1 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

          7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificates.

          8. The Transferee's taxpayer identification number is
______________.

          9. The Transferee is a U.S. Person as defined in Code section 7701(a)(30) and, unless the Transferor (or any subsequent transferor) expressly waives such requirement, will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

          10. The Transferee is aware that the Class A-R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the Holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

          11. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes. The Transferee historically has paid its debts as they have come due and intends to pay its debts as they come due in the future.

          12. Unless the Transferor (or any subsequent transferor) expressly waives such requirement, the Transferee (and any subsequent transferee) certifies (or will certify), respectively, that the transfer satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                             *   *   *

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf by its duly authorized officer, this_____ day of ___________, 2___.

                                            ___________________________________
                                            PRINT NAME OF TRANSFEREE


                                            By:________________________________
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:


_______________________________
[Assistant] Secretary

     Personally appeared before me the above-named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _______ day of _____________, 20_.



                                                _______________________________
                                                NOTARY PUBLIC


                                                My Commission expires the
                                                ___ day of ___________, 20__

WAIVER OF REQUIREMENT THAT TRANSFEREE CERTIFIES TRANSFER OF CERTIFICATE SATISFIES CERTAIN REGULATORY "SAFE HARBORS"

          The Transferor hereby waives the requirement that the Transferee certify that the transfer of the Certificate satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                          CWALT, INC.


                                          By:________________________________
                                             Name:
                                             Title:

                                                                   EXHIBIT 1 to
                                                                      EXHIBIT I

                              Certain Definitions

          "Asset Test": A transfer satisfies the Asset Test if: (i) At the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. The gross assets and net assets of a transferee do not include any obligation of any "related person" or any other asset if a principal purpose for holding or acquiring the other asset is to permit the transferee to satisfy such monetary conditions;
(ii) The transferee must be an "eligible corporation" and must agree in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies paragraphs 9 through 11 of this Transfer Affidavit and the Asset Test. A transfer fails to meet the Asset Test if the transferor knows, or has reason to know, that the transferee will not honor the restrictions on subsequent transfers of the Certificate; and (iii) A reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer, that the taxes associated with the Certificate will not be paid. The consideration given to the transferee to acquire the Certificate is only one factor to be considered, but the transferor will be deemed to know that the transferee cannot or will not pay if the amount of consideration is so low compared to the liabilities assumed that a reasonable person would conclude that the taxes associated with holding the Certificate will not be paid. For purposes of applying the Asset Test, (i) an "eligible corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than (A) a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, (B) an entity described in section 851(a) or 856(a) of the Code, (C) A REMIC, or (D) an organization to which part I of subchapter T of chapter 1 of subtitle A of the Code applies; (ii) a "related person" is any person that (A) bears a relationship to the transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions, or (B) is under common control (within the meaning of section 52(a) and (b)) with the transferee.

          "Formula Test": A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the Certificate does not exceed the sum of (i) the present value of any consideration given to the transferee to acquire the Certificate; (ii) the present value of the expected future distributions on the Certificate; and
(iii) the present value of the anticipated tax savings associated with holding the Certificate as the issuing REMIC generates losses. For purposes of applying the Formula Test: (i) The transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code. If the transferee has been subject to the alternative minimum tax under section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then the tax rate specified in section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in section 11(b)(1) of the Code; (ii) The transfer must satisfy paragraph 9 of the Transfer Affidavit; and (iii) Present values are computed using a discount rate equal to the Federal short-term rate prescribed by section 1274(d) of the Code for the month of the transfer and the compounding period used by the taxpayer.

          "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC formed under the Agreement to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2 to
                                                                     EXHIBIT I

                       Section 5.02(c) of the Agreement
                       --------------------------------

          (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

          (1) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (2) Except in connection with (i) the registration of the Tax Matters Person Certificate in the name of the Trustee or (ii) any registration in the name of, or transfer of a Class A-R Certificate to, an affiliate of the Depositor (either directly or through a nominee) on or about the Closing Date, no Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (3) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate, or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person, if it has actual knowledge that such Person is not a Permitted Transferee.

          (4) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted

     Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (5) The Depositer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class A-R Certificate set forth in this section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class A-R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Sellers or the Master Servicer, to the effect that the elimination of such restrictions will not cause any constituent REMIC of any REMIC formed hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class A-R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class A-R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class A-R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                  EXHIBIT J-1


                       [FORM OF] TRANSFEROR CERTIFICATE
                                  (RESIDUAL)


                                                          ---------------------
                                                          Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:  Mortgage-Backed Securities Group
            Series 200_-_
            Re:  CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            -----------------------------------------------------


Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                        Very truly yours,



                                        _______________________________________
                                        Print Name of Transferor


                                        By:____________________________________
                                                  Authorized Officer



                                    J-1-1

                                  EXHIBIT J-2


                       [FORM OF] TRANSFEROR CERTIFICATE
                                   (PRIVATE)


                                                          ---------------------
                                                          Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:  Mortgage-Backed Securities Group
            Series 200_-_
            Re:  CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            ------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                        Very truly yours,



                                        _______________________________________
                                        Print Name of Transferor


                                        By:____________________________________
                                                  Authorized Officer



                                    J-2-1

                                   EXHIBIT K

                  [FORM OF] INVESTMENT LETTER (NON-RULE 144A)


                                                     -------------------------
                                                     Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:  Mortgage-Backed Securities Group
            Series 200_-_


         Re:   CWALT, Inc. Mortgage Pass-Through Certificates,
               Series 200_-_, Class
               -------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60,

(e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        _______________________________________
                                        Print Name of Transferee


                                        By:____________________________________
                                        Authorized Officer

                                   EXHIBIT L

                          [FORM OF] RULE 144A LETTER



                                                       ------------------------
                                                       Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:     David A. Spector

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:  Mortgage-Backed Securities Group
            Series 200_-_


         Re:   CWALT, Inc. Mortgage Pass-Through Certificates,
               Series 200_-_, Class
               -----------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.



                                        Very truly yours,

                                        _______________________________________
                                        Print Name of Transferee


                                        By:____________________________________
                                           Authorized Officer

                                                          ANNEX 1 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___  Broker-dealer. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

          ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                        _______________________________________
                                                Print Name of Buyer


                                        By:____________________________________
                                        Name:
                                        Title:

                                        Date: _________________________________

                                                          ANNEX 2 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations,
     (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

              6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        _______________________________________
                                                Print Name of Buyer or Adviser


                                        By:____________________________________
                                        Name:
                                        Title:


                                        IF AN ADVISER:


                                        _______________________________________
                                                Print Name of Buyer


                                        Date: _________________________________

                                   EXHIBIT M

                         [FORM OF] REQUEST FOR RELEASE
                                 (for Trustee)

CWALT, Inc.
Mortgage Pass-Through Certificates
Series 200_-_

Loan Information
----------------

         Name of Mortgagor:              ______________________________________

         Servicer Loan No.:              ______________________________________

Trustee
-------

         Name:                           ______________________________________

         Address:                        ______________________________________

                                         ______________________________________

                                         ______________________________________

         Trustee
         Mortgage File No.:              ______________________________________

         The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer and CWALT, Inc., as Depositor.

( ) Mortgage Note dated _______________, 20__, in the original principal sum of $___________, made by ____________________________, payable to, or endorsed to the order of, the Trustee.

(  ) Mortgage recorded on __________________ as instrument no.
     ______________________ in the County Recorder's Office of the County of
     _________________________, State of _______________________ in
     book/reel/docket _________________________ of official records at page/image _______________________________.

(  ) Deed of Trust recorded on ______________________ as instrument no.
     ___________ in the County Recorder's Office of the County of
     __________________________, State of _____________________ in
     book/reel/docket ____________________________________ of official records at page/image ____________________________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on _____________________ as instrument no. __________________ in the County
     Recorder's Office of the County of _____________________, State of ___________________ in book/reel/docket ________________ of official records at page/image ______________________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     ( )_______________________________________________________________________

     ( )_______________________________________________________________________

     ( )_______________________________________________________________________

     ( )_______________________________________________________________________

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                               COUNTRYWIDE HOME LOANS
                                               SERVICING LP



                                               By _____________________________

                                               Its ____________________________


Date:_________________, 20__

                                   EXHIBIT N

                  [FORM OF] REQUEST FOR RELEASE OF DOCUMENTS

To:  The Bank of New York                              Attn:  Mortgage Custody
                                                       Services

     Re: The Pooling & Servicing Agreement dated [month] 1, 200_, among Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, CWALT, Inc. and The Bank of New York, as Trustee
          -----------------------------------------------------------------

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Loans held by you as Trustee for CWALT, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                         Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

     1. Mortgage Loan paid in full (Countrywide Home Loans, Inc. hereby certifies that all amounts have been received).

     2. Mortgage Loan Liquidated (Countrywide Home Loans, Inc. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

     3.   Mortgage Loan in Foreclosure.

     4.   Other (explain):

     If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

COUNTRYWIDE HOME LOANS, INC.
4500 Park Granada
Calabasas, California  91302


By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________

                                   EXHIBIT O

                 [FORM OF] FINANCIAL GUARANTY INSURANCE POLICY

       Delivered to the Trustee at closing and on file with the Trustee.

                                   EXHIBIT P


                   [FORM OF] SUPPLEMENTAL TRANSFER AGREEMENT

          THIS SUPPLEMENTAL TRANSFER AGREEMENT, dated as of ____________, 200_ (this "Supplemental Transfer Agreement"), among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("CHL"), a New York corporation, as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), a Delaware limited liability company, as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), a Delaware limited liability corporation, as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), a Delaware limited liability company, as a seller (a "Seller" and together with CHL, Park Granada and Park Monaco, the "Sellers") under the Pooling and Servicing Agreement referred to below, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee");

          WHEREAS, the Depositor, the Sellers, the Trustee and Countrywide Home Loans Servicing LP, as Master Servicer, have entered in the Pooling and Servicing Agreement, dated as of [month] 1, 2003 (the "Pooling and Servicing Agreement"), in relation to the CHL Mortgage Pass-Through Trust 200_-_, Mortgage Pass-Through Certificates, Series 200_-_;

          WHEREAS, Section 2.01(e) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Supplemental Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

     (a) The "Supplemental Transfer Date" with respect to this Supplemental Transfer Agreement shall be ________, 200_.

     (b) The "Aggregate Supplemental Purchase Amount" with respect to this Supplemental Transfer Agreement shall be $________; provided, however, that such amount shall not exceed the amount on deposit in the Supplemental Loan Account.

     (c) The "Capitalized Interest Requirement" with respect to this Supplemental Transfer Agreement shall be $________; provided, however, that such amount shall not exceed the amount on deposit in the Capitalized Interest Account.

     (d) [Reserved]

     (e) In case any provision of this Supplemental Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

     (f) In the event of any conflict between the provisions of this Supplemental Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.

     (g) This Supplemental Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

     (h) The Supplemental Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties to this Supplemental Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CWALT, INC.,
                                       as Depositor


                                     By:______________________________________
                                        Name:
                                        Title:



                                     COUNTRYWIDE HOME LOANS, INC.,
                                       as Seller


                                     By:______________________________________
                                        Name:
                                        Title:



                                     PARK GRANADA LLC,
                                       as a Seller


                                     By:______________________________________
                                        Name:
                                        Title:



                                     PARK MONACO, INC.,
                                       as a Seller


                                     By:______________________________________
                                        Name:
                                        Title:

                                     PARK SIENNA LLC,
                                       as a Seller


                                     By:______________________________________
                                        Name:
                                        Title:



                                     THE BANK OF NEW YORK,
                                       not in its individual capacity,
                                       but solely as Trustee


                                     By:______________________________________
                                        Name:
                                        Title:





Acknowledged and Agreed:


COUNTRYWIDE HOME LOANS SERVICING LP,
  as Master Servicer


By:  COUNTRYWIDE GP, INC.


By:  _____________________________
     Name:
     Title:

                                   EXHIBIT Q

     STANDARD & POOR'S LEVELS(R) VERSION 5.6b GLOSSARY REVISED, APPENDIX E

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization
--------------------------------------------------------------------


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.


Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code          High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.         Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann. ss.ss.   Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------------------------------------------------------------------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices       High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------------

District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.            Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------------------------------------------------------------------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of           High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss. 226.32
                                   and 226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------------------------------------------------------------------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.        High Risk Home Loan
                                   815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this
                                   date, regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
---------------------------------------------------------------------------------------------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.       High Cost Home Loan
                                   ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Kansas                            Consumer Credit Code, Kan. Stat. Ann. ss.ss.          High Loan to Value Consumer
                                   16a-1-101 et seq.                                     Loan (id. ss. 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
                                                                                        -----------------------------

                                                                                         High APR Consumer Loan (id. ss.
                                                                                         16a-3-308a)
---------------------------------------------------------------------------------------------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.       High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.     High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------------------------------------------------------------------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R. ss.ss. 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------------------------------------------------------------------------------------------

                                   Massachusetts Predatory Home Loan Practices Act       High Cost Home Mortgage Loan
                                   Mass. Gen. Laws ch. 183C,  ss.ss. 1 et seq.

                                   Effective November 7, 2004
---------------------------------------------------------------------------------------------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.         Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
                                   et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------

New York                           N.Y. Banking Law Article 6-l                          High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------------------------------------------------------------------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home        High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------

Ohio                               H.B. 386 (codified in various sections of the         Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------------

Oklahoma                           Consumer Credit Code (codified in various             Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------------------------------------------------------------------------------------------

South Carolina                     South Carolina High Cost and Consumer Home            High Cost Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,            West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. ss.ss.         Act Loan
                                   31-17-1 et seq.
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
                                   Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------



Standard & Poor's Covered Loan Categorization
---------------------------------------------

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------------



Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.        Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,       Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home        Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------

South Carolina                     South Carolina High Cost and Consumer Home            Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT R

                          [FORM OF] CORRIDOR CONTRACT

       Delivered to the Trustee at closing and on file with the Trustee.

                                  EXHIBIT S-1

                        [FORM OF] ASSIGNMENT AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.


                                    S-1-1

                                   EXHIBIT T

            FORM OF TRUSTEE NOTICE WITH RESPECT TO REMIC PROVISIONS


                                    [date]

Fannie Mae
4000 Wisconsin Avenue, N.W.
Washington, DC 20016

Dear Sir:

          Reference is hereby made to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2004, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Monaco Inc., as a Seller, Park Sienna, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, Federal National Mortgage Association, as Guarantor and The Bank of New York, as Trustee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in Pooling and Servicing Agreement.

          The undersigned, an officer of the Trustee, hereby certifies to you that the Trustee has complied with the REMIC Provisions for the preceding calendar year.


                                           THE BANK OF NEW YORK
                                           By:_______________________________
                                           Name:_____________________________
                                           Title:____________________________



                                     T-1